As filed with the Securities and Exchange Commission on May 1, 2002.

                                                          Registration No. 33-12
                                                      1940 Act File No. 811-4401

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [x]

                        Post-Effective Amendment No. 63                   [x]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                   [ ]
                                Amendment No. 65                          [x]
                        (Check Appropriate box or boxes)

                            NORTH TRACK FUNDS, INC.

               (Exact Name of Registrant as Specified in Charter)

          250 EAST WISCONSIN AVENUE, SUITE 1900
          MILWAUKEE, WISCONSIN                                     53202
          (Address of Principal Executive Offices)               (Zip Code)

       Registrant's Telephone Number, including Area Code: (414) 334-5521

                              Robert J. Tuszynski
                                   President
                            North Track Funds, Inc.
                           250 East Wisconsin Avenue
                                   Suite 1900
                           Milwaukee, Wisconsin 53202
                    (Name and Address of Agent for Service)

                                    Copy to:
                            Conrad G. Goodkind, Esq.
                              Quarles & Brady LLP
                           411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

            It is proposed that this filing will become effective (check appropriate box):
               [x] immediately upon filing pursuant to paragraph (b)
               [ ] on [date] pursuant to paragraph (b)
               [ ] 60 days after filing pursuant to paragraph (a)(1)
               [ ] on [date] pursuant to paragraph (a)(1)
               [ ] 75 days after filing pursuant to paragraph (a)(2)
               [ ] on [date] pursuant to paragraph (a)(2) of Rule 485

            If appropriate, check the following box:
               [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                            NORTH TRACK FUNDS, INC.
                           WISCONSIN TAX-EXEMPT FUND


     This Prospectus has information you should know before you decide to invest in the Wisconsin Tax-Exempt Fund, a mutual fund series of North Track Funds, Inc. ("North Track"). North Track is a family of mutual funds contained within a single investment company organized in 1984 as a Maryland corporation. B.C. Ziegler and Company ("Ziegler" or the "Advisor") is the investment advisor of the Fund. The Fund's investment objective is to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax. The Fund is a non-diversified mutual fund. This means that the Fund may invest significant portions of its assets in bonds issued or guaranteed by a single business, agency or enterprise.



     This Prospectus describes shares available in the Wisconsin Tax-Exempt Fund. Please read it carefully and keep it with your investment records. There is a table of contents on the next page which allows you to quickly find information about investment risks and strategies, Fund managers, buying and selling shares and other information about the Fund.



     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.



THE DATE OF THIS PROSPECTUS IS MAY 1, 2002.



                                QUICK REFERENCE



RISK/RETURN INFORMATION:


Specific investment objectives, strategies, risks,
   expenses and performance information                                       1
Additional investment practices and strategies
   of the Fund and associated risks                                           4


MANAGEMENT:


Investment Advisor                                                            7
Portfolio Manager                                                             7


ACCOUNT INFORMATION, SHAREHOLDER SERVICES AND HOW TO BUY OR SELL SHARES:



How to buy Fund shares (including sales                                       7
   charges and combined purchase programs)                                   12
How to redeem Fund shares                                                    13
How to exchange with other North Track Funds                                 15
How to begin a systematic investment plan                                    15
How to begin a systematic withdrawal plan


          RISK/RETURN INFORMATION; INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

     The Wisconsin Tax-Exempt Fund (the "Fund") seeks to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax.

INVESTMENT STRATEGY AND PROGRAM

     INVESTMENT PROGRAM. The Fund attempts to achieve its objective by investing primarily in municipal bonds and other debt securities that pay interest which is exempt from federal income tax and from Wisconsin personal income tax. Under normal market conditions, the Fund will invest primarily in municipal bonds issued by the State of Wisconsin, its municipalities, other political subdivisions and public authorities of Wisconsin and similar obligations of other agencies and entities (including territories and possessions of the United States and their political subdivisions and public authorities, and sovereign nations located within the territorial boundaries of the United States).

     As a matter of fundamental policy, the Fund will invest its assets so that at least 80% of the income earned on those investments will be exempt from federal and Wisconsin personal income taxes and also will be exempt from federal and applicable state alternative minimum taxes. The Fund generally will strive to invest all of its assets in this fashion.

     TAX EXEMPT OBLIGATIONS. We use the term "Tax Exempt Obligations" to refer to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions and sovereign nations within the territorial boundaries of the United States. These entities issue (sell) Tax Exempt Obligations primarily to finance various public purposes, such as constructing public facilities and making loans to public institutions. Tax Exempt Obligations may be either general obligation bonds or revenue bonds. General obligation bonds normally are secured by the full faith and credit of an agency with taxing power. The taxing authority makes interest and principal payments on these bonds from its general unrestricted revenues.
The issuer of a revenue bond, on the other hand, makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. A municipality also sometimes issues short term notes in anticipation of their sale of bonds, collection of taxes or receipt of other revenue (anticipation notes).

     Only limited categories of Tax Exempt Obligations are exempt from Wisconsin personal income taxes. These include:

     o    Higher education bonds issued by the State of Wisconsin

     o    Public housing authority bonds issued by Wisconsin municipalities

     o    Redevelopment authority bonds issued by Wisconsin municipalities

     o Certain bonds issued by the Wisconsin Housing and Economic Development Authority

     o    Wisconsin Housing Finance Authority Bonds

     o Certain general obligation bonds issued by the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam

     o Certain public housing agency bonds issued by agencies located outside of Wisconsin


     Because of these limited categories of double tax exempt bonds, the Fund may not always be able to invest its assets in Tax Exempt Obligations issued in Wisconsin. When the Advisor is unable to find a sufficient supply of qualifying Tax Exempt Obligations issued in Wisconsin, the Advisor may invest more than 25% of the Fund's assets in securities of Puerto Rico, Guam or the U.S. Virgin Islands and their municipalities and other political subdivisions and public authorities. The income from such securities is exempt from federal and Wisconsin personal income taxes.



     CREDIT QUALITY OF TAX EXEMPT OBLIGATIONS. The Fund invests primarily in Tax Exempt Obligations that are rated investment grade at the time of purchase (i.e., rated "Baa" or higher by Moody's Investors Service, Inc. or "BBB-" or higher by Standard & Poor's Ratings Services). The Fund also may invest in unrated Tax Exempt Obligations that the Advisor determines, at the time of purchase, are of comparable quality to investment grade securities.



     The Fund may invest up to 20% of its assets in Tax Exempt Obligations that are rated below investment grade, provided that the Fund may not invest in bonds rated below "B" by Moody's or Standard & Poor's or, if unrated, that the Advisor determines to be of comparable quality. These below investment grade bonds (sometimes referred to as junk bonds) carry a higher risk of nonpayment and tend to fluctuate more in market price than is the case for higher rated bonds. We discuss these risks in more detail under the subsection of this Prospectus titled "Principal Investment Risks - Junk Bond Risks."


     It is possible that, after the Fund purchases a Tax Exempt Obligation which meets its credit quality standards, Moody's or Standard & Poor's may downgrade the bond, or the Advisor may reassess its view of the issuer's credit quality. The Advisor will consider such an event in determining whether the Fund should continue to hold the bond, but will not automatically dispose of the bond solely because it has been downgraded. However, if such a downgrade causes more than 5% of the Fund's total assets to be invested in Tax Exempt Obligations that do not meet the Fund's minimum credit standards, then the Advisor promptly will sell some of the downgraded Tax Exempt Obligations so that less than 5% of the Fund's total assets are invested in such bonds.

     In analyzing rated and unrated Tax Exempt Obligations, the Advisor obtains and reviews available information on the creditworthiness of the persons obligated to make principal and interest payments (including any persons who guarantee the borrower's payment obligations). The Advisor also considers various qualitative factors and trends that affect Tax Exempt Obligations generally.

PRINCIPAL INVESTMENT RISKS


     You assume risk when you purchase shares of the Fund, and you could lose money. Money you invest in the Fund is not a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. As with any mutual fund, the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund's shares and their yield will increase and decrease over time, primarily in response to interest rate fluctuations.



     MARKET RISK. The Fund is subject to market risk, which is the possibility that the Fund's Tax Exempt Obligations will decline in value. Factors that potentially could cause such a decline include: (1) an increase in interest rates; (2) adverse changes in supply and demand for Tax Exempt Obligations because of market, sector, industry or political factors; or (3) the unavailability or inaccuracy of key information about a particular Tax Exempt Obligation, its issuer or the market in which it trades. The market values of longer maturity bonds tend to vary more with changes in interest rates than is the case for bonds of shorter maturities. Because the Fund's bonds are of fairly long maturities (averaging between 15 and 25 years on a dollar weighted basis), the value of the Fund's shares could be volatile in changing interest rate environments.



     CREDIT RISK. The Fund is also subject to credit risk, which is the possibility that the borrower of bond proceeds, or its guarantor, will not be able to make timely principal and interest payments. The creditworthiness of borrowers could deteriorate because of: (1) general economic conditions;
(2) adverse developments that affect the industry in which the borrower conducts its business; or (3) adverse developments that affect the borrower's business uniquely. Such deterioration causes a higher risk of default on interest and principal payments, and likely would cause the Fund's Tax Exempt Obligations to decline in value.



     JUNK BOND RISKS. The Fund may invest in bonds rated in the fourth highest rating category ("Baa" by Moody's or "BBB-" by Standard & Poor's). Bonds in this category, although rated investment grade, have speculative characteristics.



     Also, the Fund may invest up to 20% of its total assets in Tax Exempt Obligations rated below investment grade (junk bonds). Below investment grade bonds offer higher yields than investment grade bonds, but also carry greater risk. They are more vulnerable to default than higher grade bonds, and are more susceptible to adverse business, financial and economic conditions that impair the capacity and willingness of borrowers to make scheduled interest and principal payments. Standard & Poor's regards these bonds as having the ability, at the time they are rated, to meet scheduled interest and principal payments. Moody's characterizes the assurance of interest and principal payments on these bonds over any extended period of time as small. The market prices of these bonds tend to fluctuate more in times of economic uncertainty than is the case for higher rated bonds. The Fund attempts to minimize its exposure to this risk by limiting its investments in junk bonds to those rated in the fifth and sixth highest categories ("Ba" or "B" by Moody's or "BB" or "B" by Standard & Poor's).


     GEOGRAPHIC CONCENTRATION RISK. The Fund normally will invest significant portions of its assets in several specific geographic areas. Political, business and economic conditions and developments within Wisconsin and, to a lesser extent, Puerto Rico and Guam (and perhaps the U.S. Virgin Islands) will affect the Fund's performance, because the Fund's investments primarily will be made in those geographic territories.

     INDUSTRY CONCENTRATION. The Fund does not seek to concentrate its investments in any particular industry, and generally will not invest more than 25% of its assets in Tax Exempt Obligations payable from the revenues of any single industry. However, when the Advisor is unable to find a sufficient supply of other appropriate Tax Exempt Obligations, it may invest more than 25% of the Fund's assets in bonds payable from the revenues of any of the housing, healthcare or utilities industries. Any economic, business, political and other changes that affect one such revenue bond potentially could affect other revenue bonds in the same industry segment. The resulting industry concentration could increase the Fund's market risk or credit risk, or both.

     TAX RISK. The Fund may invest up to 20% of its total assets in Tax Exempt Obligations that generate interest which is subject to alternative minimum tax. As a result, taxpayers who are subject to the alternative minimum tax potentially could earn a lower after-tax return.

     As discussed above, the Fund may invest more than 25% of its assets in any or all of the housing, healthcare and utilities industries. Like most revenue bonds, the federal and Wisconsin tax-exempt status of these bonds depends upon compliance with certain provisions of the Internal Revenue Code of 1986, as amended (the "Tax Code"). If the project or facility being financed, the obligor of the revenue bond, some feature or attribute of the revenue bond itself or some other factor or participant fails to comply with these provisions of the Tax Code, then interest on the bonds may become taxable (possibly retroactive to the date of issuance). This would reduce the value of the bonds, subjecting shareholders (including the Fund) to unanticipated tax liabilities and possibly force the Fund to sell the bonds at a reduced value.

WHO SHOULD INVEST IN THE FUND

     The Wisconsin Tax-Exempt Fund is designed for long term investors who seek a high level of current income that is exempt from both federal and Wisconsin income tax, and who prefer to invest primarily in municipalities and projects located in the State of Wisconsin.

PERFORMANCE INFORMATION

     PAST PERFORMANCE.    The  bar  chart and  tables  below  provide  you  with
information about the Fund's annual return and yield. You should bear in mind that past performance is not an indication of future results.

     The bar chart demonstrates the variability of the annual total returns of the Fund's shares for the calendar years indicated. The chart does not reflect front end sales loads that you pay when you buy shares of the Fund. If the chart reflected those sales loads, the returns shown would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Fund otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.


                           YEAR-BY-YEAR TOTAL RETURN

                              1995          16.32%
                              1996           3.25%
                              1997           8.69%
                              1998           5.35%
                              1999          -3.75%
                              2000           9.74%
                              2001           4.56%


          HIGHEST QUARTERLY RETURN:          LOWEST QUARTERLY RETURN:
          7.33%, 1st Quarter 1995            -2.03%, 4th Quarter 1999


     The tables below compare the average annual return and yield on shares of the Fund with those of a broad measure of market performance over the periods indicated. The table also shows the average annual total returns after taxes on distributions and after taxes on distributions and redemption of shares of the Fund. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The returns presented for the Fund reflect the maximum front-end sales charge. No comparable reduction has been made in the returns presented for the Index.



AVERAGE ANNUAL TOTAL RETURNS                   ONE     FIVE   SINCE INCEPTION
(FOR THE PERIODS ENDED DECEMBER 31, 2001)     YEAR    YEARS      (6/13/94)
-----------------------------------------     ----    -----      --------
Return Before Taxes                           0.90%   4.06%        4.25%
Return After Taxes on Distributions           0.90%   4.06%        4.25%
Return After Taxes on                         2.17%   4.16%        4.31%
Distributions and Sale of Fund Shares



Lehman 20-Year Municipal Bond Index*<F1>      4.87%   6.43%        7.14%
(reflects no deduction for fees, expenses or taxes)



*<F1> The Lehman 20-Year Municipal Bond Index is a broad based index containing over 4,000 issues with maturities ranging from two to 30 years. The bonds included in the Index were issued in offerings of $50 million or more completed within the past five years. The average quality rating of municipal bonds included in the Index is "AA."



YIELD FOR THE 30 DAYS ENDED                               TAXABLE EQUIVALENT
DECEMBER 31, 2001 (ANNUALIZED)                               YIELD(1)<F2>
------------------------------------------------------    ------------------
Wisconsin Tax-Exempt Fund                   3.61%               6.57%
Lehman 20-Year Municipal Bond Index         5.13%               9.33%



(1)<F2> Based upon a combined Wisconsin personal income tax rate of 6.75% and a 2001 blended federal income tax rate, adjusted for the maximum phase-out of itemized deductions and personal exemptions and adjusted to reflect the deductibility of state taxes, resulting in an effective combined rate of 45.03%. The 2001 blended rate includes certain rate reductions effective July 1, 2001.


For current yield information, please call 1-800-826-4600.


     FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction fees), and you also pay the operating costs of the fund (annual fund operating expenses).



     When you purchase or exchange shares of a mutual fund, shareholder transaction fees reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction fees reduce the amount of the sale proceeds that the fund returns to you.



     Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.


     The following table describes the  fees and expenses that   you may pay  if
you buy, hold, sell or exchange shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)(1)<F3>                             3.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None
Contingent Deferred Sales Charge (Load)                                 None
Redemption Fees ($12.00 for each wire redemption)                       None
Exchange Fee                                                            None



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                                        0.50%
Distribution (12b-1) Fees                                              0.25%
Management Fees                                                        0.50%
Other Expenses                                                         0.40%
                                                                       -----
Annual Fund Operating Expenses                                         1.15%
                                                                       -----
                                                                       -----



(1)<F3> To determine if you qualify for a lower sales charge, see "Purchasing Shares" and "Shareholder Services."



     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:



    o     You invest $10,000 in the Fund for the periods shown;
    o     Your investment has a 5% return each year; and
    o     The Fund's operating expenses remain the same.



     Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


    AFTER 1 YEAR      AFTER 3 YEARS      AFTER 5 YEARS        AFTER 10 YEARS
    ------------      -------------      -------------        --------------
        $463              $703               $961                 $1,699

     If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."

                 OTHER INVESTMENT STRATEGIES AND CONSIDERATIONS

MORE ABOUT TAX EXEMPT OBLIGATIONS

     Tax Exempt Obligations include primary debt obligations which fund various public purposes such as constructing public facilities and making loans to public institutions. The two principal classifications of Tax Exempt Obligations are general obligation bonds and revenue bonds. General obligation bonds are generally securities backed by the full faith and credit of an issuer possessing general taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Reve-nue bonds are payable only from the revenues derived from a particular source or facility, such as a tax on particular property or revenues derived from, for example, a municipal water or sewer utility or an airport.

     Tax Exempt Obligations that benefit private parties in a manner different than members of the public generally (so-called private activity bonds or industrial development bonds) are in most cases revenue bonds, payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is usually directly related to the creditworthiness of the user of the facilities (or the creditworthiness of a third-party guarantor or other credit enhancement participant, if any).

     The Fund also may purchase floating and variable rate demand notes from municipal issuers. These notes normally have a stated maturity in excess of one year, but permit the holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     The yields on Tax Exempt Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general market conditions, the size of a particular offering, the maturity of the obligation and the rating of the issuer. Generally, Tax Exempt Obligations of longer maturity produce higher current yields than municipal securities with shorter maturities, but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated Tax Exempt Obligations generally produce a higher yield than higher-rated Tax Exempt Obligations due to the perception of greater risk as to the payment of principal and interest. While the Fund may invest in securities of any maturity, the weighted average maturity of the Fund's investment portfolio is expected to range between approximately 15 to 25 years.

GEOGRAPHIC CONCENTRATION


     The Fund's practice of concentrating its investments in limited geographic areas exposes it to greater credit risks than a mutual fund that invests in a more geographically diversified portfolio of Tax Exempt Obligations. The value of the Fund's Tax Exempt Obligations is closely tied to local, political and economic conditions and developments within Wisconsin and, to a lesser extent, Puerto Rico, Guam and perhaps the U.S. Virgin Islands. These risks may include possible tax changes, legislative or judicial action, environmental concerns, and differing levels of supply and demand for debt obligations exempt from fed-eral and Wisconsin personal income taxes. The table below demonstrates the geographic concentration of the Fund's assets at December 31, 2001.



GEOGRAPHIC TERRITORY       PERCENT OF TOTAL ASSETS AT DECEMBER 31, 2001(1)<F4>
--------------------       ---------------------------------------------------
Wisconsin                                        79.4%
Puerto Rico                                       2.8%
Guam                                              2.3%
Virgin Islands                                    0.5%



(1)<F4> The remaining 15.0% of the Fund's assets was invested in Tax Exempt Obligations of housing agencies in various other states.



     WISCONSIN ECONOMY. Wisconsin's economy, although fairly diverse, is concentrated in the manufacturing, services and trade sectors and is influenced by the vast supply of resources in the State. This diversification has helped the State's economy to outperform the national economy. The State's annual unemployment rate over the last 10 years has been below the national average. In addition, over the past decade, Wisconsin has managed to balance its budget while cutting income taxes and not increasing general taxes. As a result of these factors, revenues and assets necessary to support and collateralize interest and principal payments on bonds issued by Wisconsin public agencies and private enterprises remain relatively strong. These factors help to maintain a robust municipal bond market.


     For information about the economies of Puerto Rico and Guam, please refer to the section of the Statement of Additional Information captioned "Investment Program - Information About Economies of Puerto Rico and Guam."

POSSIBLE INDUSTRY CONCENTRATION

     The Fund may invest 25% or more of its total assets in revenue bonds (including private activity and industrial development bonds), but may not invest more than 25% of its total assets in revenue bonds payable only from revenues derived from facilities or projects within a single industry. However, the Fund may invest without limitation, in circumstances in which the other appropriate available investments are in limited supply, in housing, health care and/or utility obligations. In such circumstances, economic, business, po-litical and other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market or credit risk. Appropriate available investments may be in limited supply, from time to time in the opinion of the Advisor, due to, among other things, the Fund's investment policy of investing primarily in obligations of Wisconsin (and municipalities, other political subdivisions and public authorities thereof) and of investing primarily in investment grade securities.

     The exclusion from gross income for purposes of federal income taxes and Wisconsin personal income taxes for certain housing, health care and utility bonds depends on compliance with relevant provisions of the Tax Code. The failure to comply with these provisions could cause the interest on the bonds to become includable in gross income, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, failure to meet these ongoing requirements may preclude the holder from accelerating payment of the bond or requiring the issuer to redeem the bond. In any event, where the Federal Housing Administration ("FHA") or another mortgage insurer insures a mortgage that secures housing bonds, the FHA or other issuer may be required to consent before insurance proceeds would become payable to redeem the bonds.

     HOUSING OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations of pubic bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Housing authority obligations (which are not general obligations of Wisconsin) generally are supported to a large extent by Federal housing subsidy programs. The failure of a housing authority to meet the qualifications required for coverage under the Federal programs, or any legal or administrative determination that the cov-erage of such Federal program is not available to a housing authority, could result in a decrease or elimination of subsidies available for payment of principal and interest on such housing authority's obligations. Weaknesses in Federal housing subsidy programs and their administration also could result in a decrease of those subsidies.

     Repayment of housing loans and home improvement loans in a timely manner depends upon factors affecting the housing market generally, and upon the underwriting and management ability of the individual agencies (i.e., the initial soundness of the loan and the effective use of available remedies should there be a default in loan payments). Economic developments, including fluctuations in interest rates, failure or inability to increase rentals and increasing construction and operating costs, also could adversely affect reve-nues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations.

     Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at anytime in whole or in part from the proceeds derived from pre-payments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

     HEALTH CARE OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospital care facilities or equipment. The ability of a health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations depends upon, among other things, the revenues, costs and occupancy levels of the facility. Some factors that could affect revenues and expenses of hospitals and health care facilities include, among others, demand for health care services at the particular type of facility, increasing costs of medical technology, utilization practices of physicians, the ability of the facilities to provide the services required by patients, employee strikes and other adverse labor actions, economic developments in the service area, demographic changes, greater longevity and the higher medical expenses of treating the elderly, increased competition from other health care providers and rates that can be charged for the services provided.

     Additionally, federal and state programs such as Medicare and Medicaid, as well as private insurers, typically provide a major portion of hospital revenues. The future solvency of the Medicare trust fund is periodically subject to question. Changes in the compensation and reimbursement formulas of these governmental programs or in the rates of insurers may reduce revenues available for the payment of principal of or interest on hospital revenue bonds. Governmental legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also adversely affect the revenues or costs of hospitals. Future actions by the federal government with respect to Medicare and by the federal and state governments with respect to Medicaid, reducing the total amount of funds available for either or both of these programs or changing the reimbursement regulations or their interpretation, could adversely affect the amount of reimbursement available to hospital facilities.

     A number of addition legislative proposals concerning health care are typically under review by the United States Congress at any given time. These proposals span a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums and promotion of prepaid health care plans. We are unable to predict what legislative reforms may be made in the future in the health care area and what effect, if any, they may have on the health care industry generally or on the creditworthiness of health care issuers of securities held by the Portfolio.

     UTILITY OBLIGATIONS. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely affect utility entities, including inflation, increases in financing requirements, increases in raw materials, construction and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.

MORE ABOUT TOTAL RETURN AND YIELD

     A mutual fund's total return is a measure of its performance based on its historic distributions over a specified period of time, usually one, five and ten years. Total return is the increase or decrease in the redemption value of shares of a mutual fund purchased with a hypothetical initial investment amount, assuming you reinvest all dividends and capital gains distributions. Total return is expressed as a percent change in the redemption value from the beginning to the end of the relevant period.

     The Fund's total return consists of three major components, interest and other income earned on its portfolio securities, realized and unrealized gains and losses on portfolio securities, and operating expenses. The Fund earns interest and other income on Tax Exempt Obligations during the period it holds them, which contributes to total return. The market values of the Fund's Tax Exempt Obligations fluctuate, which causes the total value of the Fund's assets (and thus the net asset value of each of its shares) to increase and decrease from day to day. Finally, the Fund pays its operating expenses out of its assets, which reduces its per share net asset value.

     Yield is a measure of a bond's income performance over a one-month period. This yield is then annualized, which allows an investor to compare a bond's current income with annual interest rates existing at a given time. The Fund calculates a bond's yield by dividing the fixed annual amount of interest paid on the bond by the bond's market price, and expressing the result as a percent. The Fund determines its yield by making the same calculation over its entire investment portfolio.

     A bond's market price generally moves in the opposite direction of interest rates, causing its yield to move in the same direction as interest rates. Interest rate movements typically affect the market prices of longer term bonds greater than bonds with shorter maturities. The following table illustrates the effect of a 1% change in interest rates on the market value of a bond with a principal value of $1,000 and a 7% coupon.

                                       MARKET VALUE IF INTEREST RATES:
                                       -------------------------------

                         MATURITY       INCREASE 1%       DECREASE 1%
                         --------       -----------       -----------
Intermediate Bond        5 years            $959             $1,043
Long-Term Bond           20 years           $901             $1,116

     These interest rate fluctuations will not affect the income that the Fund earns on its Tax Exempt Obligations that have fixed interest rates, but will affect the yield on shares that the Fund subsequently issues. Also, interest rate fluctuations will affect the rate of interest on any variable rate demand notes or other variable rate securities that the Fund holds.

     The Advisor will manage the debt securities in the Fund according to its assessment of the interest rate environment. If the Advisor anticipates rising interest rates, it will attempt to shorten the average maturity of the Fund to cushion the effect of falling bond prices. If the Advisor anticipates a decline in interest rates, it will seek to lengthen the average maturity.

                                   MANAGEMENT

INVESTMENT ADVISOR


     Ziegler is the investment advisor of the Fund. Ziegler also serves as distributor, accounting/pricing agent and administrator for the Fund. In addition to managing the Fund and the other North Track funds, Ziegler provides counseling services to retail and institutional clients to help them select investment advisors appropriate to manage their assets. In this capacity, Ziegler monitors and assesses the performance of numerous investment advisors and makes recommendations to its clients. As of April 1, 2002, Ziegler and its affiliates had approximately $2.0 billion of assets under discretionary management. Ziegler is a wholly owned subsidiary of The Ziegler Companies, Inc., a publicly owned financial services holding company. Ziegler's address is 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202.



     Ziegler  provides   the  Fund   with   overall  investment   advisory   and
administrative services. For the year ended December 31, 2001, the Fund paid 0.50% of its average net assets in advisory fees to Ziegler.


PORTFOLIO MANAGER


     Mr. Craig S. Vanucci, a Chartered Financial Analyst (CFA), is the portfolio manager of the Fund. Mr. Vanucci is Vice President of Ziegler, having joined the firm in 1994 and has over 19 years of experience managing personal trusts, employee benefit portfolios and institutional portfolios. Mr. Vanucci currently serves as a fixed income portfolio manager specializing in the management of health care, senior living, municipal and corporate accounts. He is the Chairman of Ziegler's Fixed Income Committee. Mr. Vanucci is also a co-portfolio manager of the Government Fund and the portfolio manager of the Tax-Exempt Fund, which are other mutual fund series of North Track. Prior to joining Ziegler, Mr. Vanucci spent six years with a major regional bank holding company and served as manager of its Institutional Investments Division. Mr. Vanucci received a B.S. in Finance from Bowling Green State University and a Masters of Business from the University of Toledo.


                               PURCHASING SHARES

GENERAL INFORMATION

     You may buy shares of the Fund through Ziegler and Selected Dealers. You also may purchase shares in connection with asset allocation programs, wrap free programs and other programs of services offered or administered by broker-dealers, investment advisors, financial institutions and certain other service providers, provided the program meets certain standards established from time to time by Ziegler.

MINIMUM PURCHASE AMOUNTS

     The Fund has established minimum amounts that you must invest to open an account initially, and to add to the account at later times. These minimum investment amounts help control the Fund's operating expenses. The Fund incurs certain fixed costs with the opening and maintaining of every account and the acceptance of every additional investment, regardless of the amount of the investment involved. Accordingly, small shareholder accounts and small additional investments increases the Fund's operating expense ratio, and adversely affect its total return. The table below shows the minimum initial investment amounts and additional investment amounts currently in effect for the Fund for various types of investors.

                                   MINIMUM INITIAL       MINIMUM ADDITIONAL
TYPE OF INVESTOR                  INVESTMENT AMOUNT   INVESTMENT AMOUNT(1)<F5>
----------------                  -----------------   ------------------------
All investors, except special           $1,000                   $50
investors listed below
                                          $500                   $25
Custodial accounts under the
Uniform Gifts/ Transfers to
Minors Act (see "Shareholder
Services")
                                          $100                  $100(2)<F6>
Purchases through Systematic
Purchase Plans (see "Shareholder
Services - Systematic Purchase
Plan")

(1)<F5> There is no minimum additional investment requirement for purchases of shares of the Fund if the purchase is made in connection with: (i) an exchange from another mutual fund within the North Track family of funds (see "Exchanging Shares"); (ii) reinvestment of distributions received from another mutual fund within the North Track family of funds or from various unit investment trusts sponsored by Ziegler;
          (iii) the reinvestment of interest and/or principal payments on bonds issued by Ziegler Mortgage Securities, Inc. II; and (iv) reinvestments of interest payments on bonds underwritten by Ziegler.

(2)<F6> The minimum subsequent monthly investment under a Systematic Purchase Plan is $50 for custodial accounts under the Uniform Gifts/Transfers to Minors Act until the account balance reaches $500, after which the minimum additional investment amount is reduced to $25. The minimum subsequent investment amount also is reduced to $50 for all other accounts with balances of $1,000 or more.

PURCHASING SHARES

     FRONT-END SALES CHARGE. You may purchase shares of the Fund at the public offering price, which is the per share net asset value plus a maximum front-end sales charge of 3.50% of the public offering price. The front-end sales charge reduces (ultimately to zero) as the size of your investment increases.


     The table below shows the front-end sales charges (expressed as a percentage of the public offering price and of the net amount invested) in effect for sales of shares of the Fund. The Fund will not issue shares for consideration other than cash, except in the case of a bona fide reorganization or statutory merger or in certain other acquisitions of portfolio securities which meet the requirements of applicable state securities laws.


                                           PUBLIC OFFERING
           SIZE OF INVESTMENT                    PRICE        NEINVESTED
           ------------------              ---------------    ----------
Less than $25,000                               3.50%            3.63%
$25,000 but less than $50,000                   3.00%            3.09%
$50,000 but less than $100,000                  2.50%            2.56%
$100,000 but less than $250,000                 2.00%            2.04%
$250,000 but less than $500,000                 1.50%            1.52%
$500,000 but less than $1,000,000               1.00%            1.01%
$1,000,000 or more                               None             None

     REDUCED FRONT-END SALES CHARGES. There are several ways you can reduce your sales charge. One is to increase your initial investment to reach a higher discount level. The scale in the table above is applicable to initial purchases of North Track shares by any "purchaser." The term "purchaser" includes (1) an individual, (2) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts, (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account, or (4) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.


     Another way  to  pay a  lower  sales charge  is  for  you to  add  to  your investment so that the current offering price value of your shares, plus your new investment, reaches a higher discount level. For example, if the current offering price of the shares you hold in the Fund is $100,000, you will pay a reduced sales charge on additional purchases of shares. If you invest an additional $100,000, your sales charge would be 2.00% on that additional in-vestment. You may aggregate your holdings of shares in the Fund with shares you own in any other North Track mutual funds that have a sales charge in order to determine the break-point at which you may purchase shares in the Fund.



     A third way is for you to sign a non-binding statement of intention to invest $25,000 or more over a 13 month period in any one or combination of North Track funds that have a sales charge. If you complete your purchases during that period, each purchase will be at a sales charge applicable to the aggregate of your intended purchases. Under terms set forth in the statement of intention, we escrow shares valued at 5% of the amount of your intended purchase, and we will redeem those shares to cover the additional sales charge payable if you do not complete the statement. We will release any remaining shares held in escrow to you. You will continue to earn dividends and capital gains distributions declared by a Fund with respect to shares held in escrow.


     Members of a qualified group also may purchase shares at a reduced front-end sales charge. We calculate the sales charge for these groups by taking into account the aggregate dollar value of all North Track shares subject to a sales charge being purchased or currently held by all members of the group. Further information is contained in "Purchase of Shares" in the Statement of Additional Information.

     To receive the benefit of the reduced sales charge, you must inform North Track, Ziegler or the Selected Dealer that you qualify for the discount.

     PURCHASES WITHOUT A FRONT-END SALES CHARGE. If you are one of the various types of purchasers described below, you may purchase shares of the Fund at net asset value (that is, without a front-end sales charge).


$1.0 Million Purchases  If  you  (as a  "purchaser")  purchase  at least  $1.0 million of shares, or if your account value at the time of purchase is at least $1.0 million, you may purchase shares at net asset value, provided you make the purchase through a Selected Dealer who has executed a dealer agreement with Ziegler. The Distributor may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed 0.75% of the amount invested. All or a part of such payment may be conditioned on the monies remaining invested with North Track for a minimum period of time. If you purchase any shares without a sales charge pursuant to this program, and you redeem any of the shares within 24 months of the date of your purchase, you will pay a contingent deferred sales charge on the redeemed shares in an amount equal to 0.50% of the net asset value of those shares at the time of redemption or, if less, the net asset value of those shares at the time of your original purchase.


Persons Associated with If you are any of the following persons, you may North Track and Its purchase shares of the Fund at net asset value: a
Service Providers       Director   or  officer   of  North   Track  (including
                        purchases jointly with  or individually by your spouse
                        and purchases  made by your  children or grandchildren
                        under  age 21);  an  employee of  Ziegler,  a Selected
                        Dealer,  Geneva Capital Management,  Ltd. (sub-advisor
                        to  North  Track's  Managed  Growth  Fund),  and  non-
                        employee directors of The Ziegler Companies, Inc.  The
                        term   "employee"   includes   an  employee's   spouse
                        (including   the  surviving   spouse  of   a  deceased
                        employee),  parents  (including  step-parents and  in-
                        laws), children, grandchildren under age 21, siblings and retired employees.

Reinvestments of        You may  purchase shares of  the Fund without  a sales
Distributions From charge by reinvesting distributions from any North North Track Mutual Track mutual fund, or investing distributions from
Funds and Other         various unit  investment trusts sponsored  by Ziegler;
Investment Vehicles reinvesting principal or interest payments on bonds Sponsored by Ziegler issued by Ziegler Mortgage Securities, Inc. II; or
                        reinvesting interest payments on bonds underwritten by Ziegler.

Purchases Through       You may  purchase shares of  the Fund without  a sales
Certain Investment      charge through  an asset allocation  program, wrap fee
Programs                program  or  similar program  of  services  offered or
                        administered  by a broker-dealer,  investment advisor,
                        financial  institution   or  other  service  provider,
                        provided   the   program   meets   certain   standards
                        established from time to time  by Ziegler.  You should
                        read  the program  materials provided  by  the service
                        provider,  including information  related to  fees, in
                        conjunction with this Prospectus.  Certain features of
                        a  Fund may  not be  available or  may be  modified in
                        connection  with the  program of  services.   When you
                        purchase shares this way, the service provider, rather
                        than you  as the  service provider's customer,  may be
                        the shareholder of record for the shares.  The service
                        provider may charge fees of its own in connection with
                        your  participation   in  the  program   of  services.
                        Certain service providers may receive compensation from North Track and/or Ziegler for providing such services.

Reinvestment Privilege  If you redeem shares of the Fund, you may reinvest all or part of the redemption proceeds without a front-end sales charge, if you send written notice to North Track or the Transfer Agent not more than 90 days after the shares are redeemed. We will reinvest your redemption proceeds on the basis of the net asset value of the shares in effect immediately after receipt of the written request. You may exercise this reinvestment privilege only once upon redemption of your shares. Any capital gains tax you incur on the redemption of your shares is not altered by your subsequent exercise of this privilege. If the redemption resulted in a loss and reinvestment is made in shares, the loss will not be recognized.


Transfers from          From June  1 through June  30, 2002, you  may purchase
Unrelated Funds         shares  of the  Funds  at net  asset  value  without a
                        front-end sales charge if you  pay for the shares with
                        the proceeds from the  redemption of shares of another
                        mutual fund (that is not  a part of North Track).  You
                        qualify  for this net  asset value  purchase privilege
                        whether or not  you paid a sales  charge on the shares
                        you redeemed in the unrelated fund.  However, you must
                        have redeemed those unrelated fund shares no more that
                        90 days prior to your  purchase of shares of the Fund.
                        A North Track NAV Purchase Form must also be completed
                        and submitted  to North Track at  the time of purchase
                        in  order to  be  eligible for  this  privilege.   The
                        Distributor may make a payment  or payments out of its
                        own  funds   to  Selected  Dealers   who  effect  such
                        exchanges  in an  amount not  to  exceed 0.50%  of the
                        amount you  invest in the Funds.   The Distributor may
                        condition all or a part of such payment upon the amount you invest remaining invested with North Track for a minimum period of time.


DISTRIBUTION AND DISTRIBUTION EXPENSES

     In addition to the front-end or contingent deferred sales charges that apply to the purchase of shares, the Fund is authorized under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors, the maintenance of shareholder accounts and the provision of other shareholder services. Because the Fund pays these fees out of its own assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The Plan permits payments to be made by the Fund to the Distributor to reimburse it for expenditures incurred by it in connection with the distribution of the Fund's shares to investors. The reimbursement payments include, but are not limited to, payments made by the Distributor to selling representatives or brokers as a service fee, and costs and expenses incurred by the Distributor for advertising, preparation and distribution of sales literature and prospectuses to prospective investors, implementing and operating the Plan and performing other promotional or administrative activities on behalf of the Fund. Plan pay-ments may also be made to reimburse the Distributor for its overhead expenses related to distribution of the Fund's shares. No reimbursement may be made under the Plan for expenses of the past fiscal years or in contemplation of expenses for future fiscal years.


     Under the Plan,  the Fund  assesses a service  fee of  up to  0.25% of  the
Fund's average  daily  net  assets.    The  Distributor  uses  this  shareholder
servicing fee as reimbursement for the shareholder services described above.


     The Plan continues in effect, if not sooner terminated, for successive one-year periods, provided that its continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons of the Advisor.

METHODS FOR PURCHASING SHARES


     All purchases must be in U.S. dollars and your check must be drawn on a U.S. bank. North Track will not accept cash or traveler's checks. If your check does not clear, your purchase will be canceled and you will be responsible for any losses and any applicable fees. If you buy shares by any type of check, wire transfer or automatic investment purchase, and soon thereafter you choose to redeem your shares, we may postpone your redemption payment for 15 days or until your check has cleared, whichever is earlier. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares redeemed has been received by North Track.


     We will consider your order for the purchase of shares to have been received when it is physically received by the Transfer Agent. We have authorized those financial services firms to designate other intermediaries to accept share purchase and redemption orders on their behalf. If your purchase order is received prior to the close of trading on the New York Stock Exchange, it will be invested at the net asset value computed for the relevant Fund on that day. If your order is received after the close of trading on the New York Stock Exchange, it will be invested at the net asset value determined for the relevant Fund as of the close of trading on the New York Stock Exchange on the next business day.

     The following describes the different ways in which you may purchase shares and the procedures you must follow in doing so.


           METHOD                                        STEPS TO FOLLOW
           ------                                        ---------------
BY MAIL                      TO OPEN A NEW ACCOUNT                 TO ADD TO AN EXISTING ACCOUNT
                             1.   Complete the Account             1.   Complete the Additional Investment
Mail to:                          Application included in this          form included with your account
-------                           prospectus.                           statement.  Alternatively,
                                                                        you may write a
North Track                  2.   Make your check payable to:           note indicating your
c/o PFPC Global Fund              "North Track."                        account number.
  Services
P.O. Box 60504                    Note: The amount                 2.   Make your check payable to
King of Prussia, PA 19406         ----                                  "North Track."
                                  of your purchase must meet
Overnight Mail to:                the applicable minimum initial   3.   Mail the Additional Investment
-----------------                 investment account.  See              Form (or note) and your
                                  "Purchasing Shares - Minimum          check.
North Track                       Purchase Amounts."
c/o PFPC Global Fund
   Services                  3.   Mail the completed Account
211 S. Gulph Road                 Application and your check.
King of Prussia, PA  19406



AUTOMATICALLY                TO OPEN A NEW ACCOUNT                 TO ADD TO AN EXISTING ACCOUNT


                             Not Applicable                        USE ONE OF NORTH TRACK'S AUTOMATIC
                                                                   INVESTMENT PROGRAMS.  Sign up for
                                                                   these services when you open your
                                                                   account, or call 1-800-826-4600
                                                                   for instructions on how to add
                                                                   them to your existing account.



                                                                   SYSTEMATIC PURCHASE PLAN.  Make
                                                                   regular, systematic investments
                                                                   into your North Track account(s)
                                                                   from your bank checking account.
                                                                   See "Shareholder Services -
                                                                   Systematic Purchase Plan."


                                                                   AUTOMATIC DIVIDEND REINVESTMENT.
                                                                   Unless you choose otherwise, all
                                                                   of your dividends and capital gain
                                                                   distributions automatically will
                                                                   be reinvested in additional Fund
                                                                   shares.  You also may elect to
                                                                   have your dividends and capital
                                                                   gain distributions automatically
                                                                   invested in shares of another
                                                                   North Track mutual fund.


TELEPHONE                    TO OPEN A NEW ACCOUNT BY EXCHANGE     TO ADD TO AN EXISTING ACCOUNT
                                                                   BY EXCHANGE
1-800-826-4600               Call to establish a new account by
                             exchanging funds from an existing     Add to an account by exchanging
                             North Track account.  See             funds from another North Track
                             "Exchanging Shares."                  account.  See "Exchanging Shares."



FINANCIAL SERVICES FIRMS     TO OPEN A NEW ACCOUNT                 TO ADD TO AN EXISTING ACCOUNT


                             You may open an account and purchase  You may purchase additional shares
                             shares in a Fund through a broker-    in a Fund through a broker-dealer
                             dealer or other financial service     or other financial services firm
                             firm that may charge a transaction    that may charge a transaction fee.
                             fee.
                                                                   North Track may accept requests to
                             North Track may accept requests to    purchase additional shares into a
                             purchase shares into a broker-dealer  broker-dealer street name account
                             street name account only from the     only from the broker-dealer.
                             broker-dealer.

                                REDEEMING SHARES

GENERAL INFORMATION

     You may redeem any or all of your shares at net asset value as described below on any day North Track is open for business. If your redemption order is received prior to the close of the New York Stock Exchange, the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the close of trading on the next New York Stock Exchange trading day.

REDEMPTIONS

     The following table describes different ways that you may redeem your shares, and the steps you should follow.

METHOD                       STEPS TO FOLLOW
------                       ---------------
BY TELEPHONE                 You may use North Track's Telephone Redemption
1-800-826-4600               Privilege to redeem shares valued at less than
                             $50,000, unless you have notified the Transfer
                             Agent of an address change within the preceding
                             30 days. The Transfer Agent will send redemption proceeds only to the shareholder of record at the address shown on the Transfer Agent's records.
                             However, if you have provided the Transfer Agent with a signature guarantee, the Transfer Agent will wire redemption proceeds to a predesignated bank account.

                             Unless you indicate otherwise on your account application, the Transfer Agent may accept redemption instructions received by telephone. The Telephone Redemption Privilege is not available for shares represented by stock certificates.


BY MAIL To redeem shares by mail, send the following information to the Transfer Agent:
Mail to:
-------                           o    A written request for  redemption signed
North Track                            by  the   registered  owner(s)  of   the
c/o PFPC Global Fund                   shares,  exactly   as  the  account   is
  Services                             registered,     together    with     the
P.O. Box 60504                         shareholder's account number;
King of Prussia, PA 19406
                                  o    The  certificates for  the shares  being
Overnight Mail to:                     redeemed, if any;
------------------
North Track                       o    Any required  signature guarantees  (see
c/o PFPC Global Fund                   "Other  Information  About  Redemptions"
    Services                           below); and
211 S. Gulph Road
King of Prussia, PA  19406        o    Any additional documents which  might be
                                       required     for     redemptions      by
                                       corporations,                 executors,
                                       administrators, trustees, guardians, or other similar entities.


                             The Transfer Agent will redeem shares when it has received all necessary documents. The Transfer Agent will notify you promptly if it cannot accept your redemption request. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

SYSTEMATIC WITHDRAWAL PLAN   You can set up an  automatic systematic withdrawal
                             plan from  any of your North  Track accounts.   To
                             establish   the   systematic    withdrawal   plan,
                             complete  the appropriate section  of the  Account
                             Application or call, write or stop  by North Track
                             and   request   a   Systematic   Withdrawal   Plan
                             Application  Form and  complete, sign  and  return
                             the  Form  to  North  Track.     See  "Shareholder
                             Services - Systematic Withdrawal Plan."

FINANCIAL SERVICES FIRMS     You  also   may  redeem  shares  through   broker-
                             dealers,  financial   advisory  firms  and   other
                             financial   institutions,  which   may  charge   a
                             commission or other transaction fee in connection with the redemption.

RECEIVING REDEMPTION PROCEEDS

     You may request to receive your redemption proceeds by mail or wire. Follow the steps outlined below. The Transfer Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares.

METHOD                      STEPS TO FOLLOW
------                      ---------------
BY MAIL                     The  Transfer Agent  mails  checks for  redemption
                            proceeds typically within one or two days, but not
                            later  than  seven days,  after  it  receives  the
                            request and all necessary documents.   There is no
                            charge for this service.


BY ACH The Transfer Agent normally will process ACH redemptions to your bank account at your designated financial institution two days after receiving your redemption request and all necessary documents. There is no charge for ACH redemptions.



BY WIRE The Transfer Agent will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Transfer Agent currently deducts a $12.00 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.


OTHER INFORMATION ABOUT REDEMPTIONS

     TELEPHONE REDEMPTIONS. By accepting the Telephone Redemption Privilege, you authorize PFPC Global Fund Services, as the transfer agent (the "Transfer Agent"), to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You assume some risk for unauthorized transactions by accepting the Telephone Redemption Privilege. The Transfer Agent has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Transfer Agent, North Track, or any of their employees fails to abide by these procedures, North Track may be liable to a shareholder for losses the shareholder suffers from any resulting unauthorized transaction(s). However, none of the Transfer Agent, North Track or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

     SIGNATURE GUARANTEES. To protect you, the Transfer Agent and North Track from fraud, we require signature guarantees for certain redemptions. Signature guarantees enable the Transfer Agent to assure that you are the person who has authorized a redemption from your account. We require signature guarantees for:
(1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on North Track's records; (2) any redemptions by mail or telephone which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has been changed within the past thirty (30) days; (4) requests to transfer the registration of shares to another owner; and (5) redemption requests for amounts over $50,000. North Track may waive these requirements in certain instances.

     The Transfer Agent will accept  signature guarantees from all  institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature. The Transfer Agent may require signature guarantees by NYSE Medallion Program participants.

     CLOSING SMALL ACCOUNTS. If, due to redemption, your account in the Fund drops below $500 for three months or more, we have the right to redeem your shares and close your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more.

     SUSPENSION OF REDEMPTIONS. North Track may suspend the right to redeem shares of one or more of the Funds for any period during which: (1) the Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Fund to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the shareholders of the Fund.

     REDEMPTIONS IN OTHER THAN CASH. It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of North Track, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in securities or other property of the Fund. However, the Fund must redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. If the Fund delivers securities to you in payment of redemptions, we would value them at the same value assigned to them in computing the Fund's net asset value per share. You would incur brokerage costs when you sell those securities.

     MARKET TIMING. An excess number of purchases and redemptions by a shareholder (market timing) may be disadvantageous to the Fund and its shareholders. To discourage such activity, North Track reserves the right to restrict further purchases by a shareholder who it believes is engaged in market timing.

                               EXCHANGING SHARES

GENERAL INFORMATION


     North Track presently offers only a single class of shares of the Fund, which is subject to a front-end sales charge (Class A shares). North Track's other mutual funds offer one or both of two additional classes of shares: Class B shares which are subject to a contingent deferred sales charge payable when you redeem the shares; and Class C shares which have no front-end sales charge but are subject to a 1.00% contingent deferred sales charge for 18 months after purchase. The amount of the contingent deferred sales charge on Class B shares reduces each year you hold the shares, and goes to zero after six years. Class B shares automatically convert to Class A shares after eight years, but Class C shares never convert. The only other difference among these three classes of shares is that, in addition to the 0.25% Rule 12b-1 service fee applicable to Class A shares, Class B shares and Class C shares also pay a Rule 12b-1 distribution fee in an amount equal to 0.75% of average daily net assets of the relevant fund which are attributable to the particular class. Because of the differences among these three classes of shares, exchanges of shares between North Track mutual funds must be for shares of the same class.


     Subject to compliance with applicable minimum investment requirements, you may exchange shares of any North Track mutual fund (including the Fund) for shares of the same Class of any other North Track mutual fund in any state where the exchange legally may be made. Additionally, Class A, Class B and Class C shares of any North Track mutual fund (including the Fund) may be exchanged for Class X (Retail Class) shares of the Cash Reserve Fund, and vice versa. You should bear in mind that an exchange is treated as a redemption of the shares surrendered in the exchange, and a purchase of the shares received in the exchange, and thus subject to applicable sales charges. See "Sales Charges Applicable to Exchanges" below. Before engaging in any exchange, you should obtain from North Track and read the current prospectus for the mutual fund into which you intend to exchange. North Track presently charges no special fee for exchanges.

     An exchange of shares is considered a redemption of the shares of the North Track mutual fund from which you are exchanging, and a purchase of shares of the
                  ----------
North Track mutual fund into which you are exchanging.  Accordingly, you
                        ----------
must comply with all of the conditions on redemptions for the shares being exchanged, and with all of the conditions on purchases for the shares you receive in the exchange. Moreover, for tax purposes you will be considered to have sold the shares exchanged, and you will realize a gain or loss for federal income tax purposes on that sale.

SALES CHARGES APPLICABLE TO EXCHANGES OF CLASS A SHARES

     When you exchange shares, you will pay the standard front-end sales charge applicable to purchases of Class A shares of the North Track mutual fund into which the exchange is being made (as disclosed in the then current prospectus for that North Track mutual fund), less any front-end sales charge you
previously paid  with  respect to  the  shares being  exchanged,  if any.    For
example, if you were exchanging shares of the Wisconsin Tax-Exempt Fund for Class A shares of the S&P 100 Plus Fund, you would pay a front-end sales charge on the exchange in an amount equal to the difference between: (a) the front-end sales charge applicable to your purchase of the S&P 100 Plus Fund shares (a maximum of 5.25%); minus (b) the front-end sales charge you paid when you purchased your shares of the Wisconsin Tax-Exempt Fund (a maximum of 3.50%), or a maximum of 1.75%. However, if the shares you are exchanging represent an investment held for at least six months in any one or more North Track mutual funds (other than the Cash Reserve Fund), then North Track will not charge any additional front-end sales charge in connection with the exchange.

RULES AND REQUIREMENTS FOR EXCHANGES

     GENERAL. In order to effect an exchange on a particular business day, North Track must receive an exchange order in good form no later than 3:00 p.m. Eastern Time. North Track may amend, suspend or revoke this exchange privilege at any time, but will provide shareholders at least 60 days' prior notice of any change that adversely affects their rights under this exchange privilege.

     An excessive number of exchanges may be disadvantageous to North Track. Therefore, North Track reserves the right to terminate the exchange privilege of any shareholder who makes more than three exchanges in any twelve consecutive month period or who makes more than one exchange during any calendar quarter.

     The following additional rules and requirements apply to all exchanges:


     o The shares you receive in the exchange must be of the same Class as the shares you are exchanging, except that you may exchange Class A shares of any North Track mutual fund (including the Fund) for Class X shares of the Cash Reserve Fund, and vice versa.



     o The account into which you wish to exchange must be identical to the account from which you are exchanging (meaning the account into which you are exchanging must be of the same type as the account from which you are exchanging, and the registered owner(s) of the account into which you are exchanging must have the same name(s), address and taxpayer identification or social security number as the registered owner(s) on the account from which you are exchanging).



     o The amount of your exchange must meet the minimum initial or minimum additional investment amount of the North Track mutual fund into which you are exchanging.



     o If the shares you are exchanging are represented by a share certificate, you must sign the certificate(s), have your signature guaranteed and return the certificate(s) with your Exchange Authorization Form.


     METHODS FOR EXCHANGING SHARES. Set forth below is a description of the different ways you can exchange shares of North Track mutual funds and procedures you should follow when doing so.


METHOD                       STEPS TO FOLLOW
------                       ---------------
BY MAIL                      Mail your exchange order to North Track.

Mail to:                     Please Note: North Track must receive your
-------                      -----------
                             exchange order  no later  than 3:00  p.m. Eastern
North Track                  Time in  order  to  effect  an exchange  on  that
c/o PFPC Global Fund         business day.
  Services
P.O. Box 60504
King of Prussia, PA 19406

Overnight Mail to:
------------------
North Track
c/o PFPC Global Fund
      Services
211 S. Gulph Road
King of Prussia, PA  19406



BY TELEPHONE                 You receive  telephone  exchange privileges  when
1-800-826-4600               you open your account.  To  decline the telephone
                             exchange   privilege,   you   must    check   the
                             appropriate box on the Application Form when you open your account.



                             Call North Track at 1-800-826-4600 to order the desired exchange and, if required, to establish a new account for the North Track mutual fund into which you wish to exchange.


                             Telephone exchanges are not available if you have certificated shares.

FINANCIAL SERVICES FIRMS     You may  exchange  shares  through  your  broker-
                             dealer or other financial services firm, which may charge a transaction fee.

                              SHAREHOLDER SERVICES

     North Track offers a number of shareholder services designed to facilitate investment in Fund shares. Full details of each of the services, copies of the various plans described below and instructions as to how to participate in the various services or plans can be obtained by calling North Track at 1-800-826-4600.

     SYSTEMATIC PURCHASE PLAN. You may establish a Systematic Purchase Plan ("SPP") at any time with a minimum initial investment of $100 and minimum subsequent monthly investments of $100. The minimum subsequent monthly investment is $50 for custodial accounts under the Uniform Gifts/Transfers to Minors Act until your account balance reaches $500, after which the minimum is $25. The minimum subsequent investment is $50 for all other accounts with balances of $1,000 or more. By participating in the SPP, you may automatically make purchases of North Track shares on a regular, convenient basis. Under the SPP, your bank or other financial institution honors preauthorized debits of a selected amount drawn on your account each month and applied to the purchase of North Track shares. You may implement the SPP with any financial institution that will accept the debits. There is no service fee for participating in the SPP. You may obtain an application and instructions on establishing the SPP from your registered representative, the Distributor or North Track.

     SYSTEMATIC WITHDRAWAL PLAN. The systematic withdrawal plan involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. You may establish a systematic withdrawal plan if you own or purchase shares having a current offering price of at least $10,000 in a single North Track mutual fund (including the Fund). The minimum amount you may receive under a systematic withdrawal plan is $150 per month. Normally, you would not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of your new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. You may terminate your systematic withdrawal plan at any time by written notice to North Track or the Transfer Agent.

     REINVESTMENT OF DISTRIBUTIONS OR INTEREST PAYMENTS. Unit holders of Ziegler-sponsored unit investment trusts, holders of Ziegler Mortgage Securities, Inc. II bonds and holders of bonds underwritten by Ziegler may purchase shares of North Track by automatically reinvesting distributions from their unit investment trust, reinvesting principal or interest from their Ziegler Mortgage Securities, Inc. II bonds, or reinvesting interest from the bonds underwritten by Ziegler, as the case may be. Unit holders and bondholders desiring to participate in this plan should contact the Distributor for further information.

                               OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE


     We determine the net asset value per share of the Fund daily by adding up the total value of the Fund's investments and other assets and subtracting its liabilities, or debts, and then dividing by the number of outstanding shares of the Fund. We calculate the net asset value per share each business day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange (the "Exchange") or on any other day when the Exchange is closed. We make the calculation as of 2:30 p.m. Eastern time.



     In order to calculate the total value of the Fund's Investments on any day, we value those securities on the basis of market quotations or at fair value using methods and guidelines approved by North Track's Board of Directors. Because market quotations generally are not available for Tax-Exempt Obligations in which the Fund invests, we generally use fair value methodologies to value the Fund's securities. We normally determine fair values by using valuations furnished by one or more pricing services approved by North Track's Board of Directors. We value debt securities that the Fund purchases with remaining ma-turities of 60 days or less at the Fund's cost, plus or minus any amortized discount or premium.


DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENTS

     The Fund declares dividends from net investment income daily and pays them monthly. You may elect to take your dividends in cash or additional shares at net asset value (without a sales charge). You may also direct the Transfer Agent to invest the dividends in shares of any other North Track mutual fund for which you have an account. The investment occurs on the same day as the dividend distribution date. Unless you have elected in writing to the Transfer Agent to receive dividends and capital gain distributions in cash, we automatically will reinvest them in additional shares of the Fund.

     The Fund declares capital gains distributions, if any, annually and normally pays them within 60 days after the end of the fiscal year.

BUYING A DIVIDEND

     You should bear in mind that if you purchase shares of the Fund just before the record date of a capital gains distribution, you will receive a portion of your purchase price back as a taxable distribution. On the record date for the distribution, the Fund's per share net asset value will be reduced by an amount equal to the amount of the capital gains distribution. This occurrence sometimes is referred to as "buying a dividend."

TAX STATUS

     Interest that the Fund earns on Tax Exempt Obligations generally is tax-free when we distribute it to you as a dividend. If the Fund earns taxable income from any of its investments, the Fund would distribute that income as a taxable dividend, and you would pay tax on that dividend as ordinary income for federal income tax purposes.

     Interest that the Fund earns on private activity bonds and certain other Tax Exempt Obligations is subject to the federal alternative minimum tax for individuals. If you are subject to the alternative minimum tax, you will be required to report a portion of the Fund's dividends as a "tax preference item" in determining your federal alternative minimum tax. Your liability for a federal alternative minimum tax will depend on your individual tax circumstances. Wisconsin imposes an alternative minimum tax which is based on the federal alternative minimum tax, with certain adjustments.

     If the Fund makes any short-term capital gain distributions, they will be taxable to you as ordinary income for federal income tax purposes. Long-term capital gain distributions will be taxable as long-term capital gains. If the Fund declares a capital gains distribution in December, but does not make the distribution until January of the following year, you still will be taxed as if the distribution was paid in December. The Transfer Agent will process your distributions and send you a statement for tax purposes each year, showing the source of distributions for the preceding year.

     The foregoing is only a summary of some of the important tax considerations that generally affect the Fund and its shareholders. State and local tax rules differ from the federal tax rules described in the foregoing. You should not
                                                                          ---
view this discussion as a substitute for careful tax planning. We urge you to consult with your tax advisor to fully assess your specific tax situation and the tax consequences of your investment in the Fund.

PRIVACY:  A FUNDAMENTAL CONCERN


     At North Track we are committed to protecting your privacy. We understand that as a North Track investor you entrust not only your money to us, but also your personal and financial information. Because we respect your fundamental right to maintain the confidentiality of this information, we have created this Privacy Policy to assure you we make it a priority to protect your information.



WE DO NOT SELL CLIENT INFORMATION TO ANYONE.



     YOUR PERSONAL INFORMATION.   When you  purchase shares or  inquire about  a
transaction with North Track, you typically provide us with certain personal information. This information may include:



     o  Name and address
     o  Social Security or taxpayer identification number
     o  Beneficiary information
     o  Bank account information
     o  Investments at other institutions



     OUR COMMITMENT TO YOUR PRIVACY. We do not sell information about current or former clients or their accounts to unaffiliated third parties, nor do we disclose it to third parties unless necessary to complete transactions at your request or to service an account. For example, we may share information with companies that perform services on our behalf. One such service provider is the transfer agent for the Fund, PFPC Global Fund Services, which opens accounts, processes transactions and mails account statements. We require that each such company agree to share or use your information only for those purposes for which they were hired. Also, we may provide information to auditors or regulators but only as required by law.



     In order to protect your personal information, North Track maintains physical, electronic and procedural safeguards, and limits access to your information to those authorized employees who need it in order to perform their jobs.



     If you have any questions regarding our privacy policy please feel free to call North Track at 800-826-4600.


                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that you would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders. The Annual Report is available upon request.


                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                           ----------------------------------------------------------


                                                           2001          2000          1999         1998         1997
                                                           ----          ----          ---          ----         ----
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                       $9.91         $9.45       $10.27        $10.21        $9.87

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                   .42           .44          .45           .48          .49
     Net realized and unrealized gains (losses)              .03           .46         (.82)          .06          .34
     on investments                                        -----         -----        -----         -----        -----
     TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS          .45           .90         (.37)          .54          .83
                                                           -----         -----        -----         -----        -----
LESS DISTRIBUTIONS:
     Dividends from net investment income                   (.42)         (.44)        (.45)         (.48)        (.49)
                                                           -----         -----         ----         -----        -----
     TOTAL DISTRIBUTIONS                                    (.42)         (.44)        (.45)         (.48)        (.49)
                                                           -----         -----         ----         -----        -----
NET ASSET VALUE, END OF PERIOD                             $9.94         $9.91        $9.45        $10.27       $10.21
                                                           -----         -----         ----         -----        -----
                                                           -----         -----         ----         -----        -----

TOTAL RETURN*<F7>                                           4.6%          9.7%        (3.8%)         5.4%         8.7%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)          $52,945       $52,116      $52,320       $45,693      $32,852
Ratio of expenses to average net assets                     1.2%          1.1%+<F8>    0.9%+<F8>     0.6%+<F8>    0.5%+<F8>
Ratio of net investment income to average net assets        4.1%          4.6%+<F8>    4.5%+<F8>     4.6%+<F8>    4.9%+<F8>
Portfolio turnover rate                                     6.3%          5.9%        15.2%         12.5%        16.9%



*<F7> The Fund's sales charge is not reflected in total return as set forth in the table.
+<F8> Reflects a voluntary reimbursement of Fund expenses of 0.04% in 2000, 0.1% in 1999, 0.4% in 1998, and 0.6% in 1997. Without reimbursement, the ratio of net expenses to average net assets would have been 1.1% in 2000, 1.0% in 1999, 1.0% in 1998 and 1.1% in 1997.


If you have any questions about the Fund or would like more information, including a free copy of the Fund's Statement of Additional Information ("SAI"), or its Annual or Semi-Annual Reports, you may call or write North Track at:


NORTH TRACK FUNDS, INC.
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202
1-800-826-4600


The SAI, which contains more information about the Fund, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semi-Annual Reports, also filed with the SEC, discuss market conditions and investment strategies that affected the Fund's performance during the prior fiscal year and six-month fiscal period, respectively.

To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, for a duplicating fee, by electronic request to E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Investment Company Act File No. 811-4401.


NORTH TRACK FUNDS, INC.                   ACCOUNTING/PRICING AGENT

1-800-826-4600                            B.C. Ziegler and Company
                                          215 North Main Street
Sales and Marketing                       West Bend, Wisconsin  53095
250 East Wisconsin Avenue
Suite 2000                                TRANSFER AND DIVIDEND DISBURSING AGENT
Milwaukee, Wisconsin  53202
                                          PFPC Global Fund Services
Operations and Accounting                 P.O. Box 60504
215 North Main Street                     King of Prussia, Pennsylvania 19406
West Bend, Wisconsin  53095
                                          CUSTODIAN
INVESTMENT ADVISOR
                                          Union Bank of California
B.C. Ziegler and Company                  475 Sansome Street
250 East Wisconsin Avenue                 San Francisco, California 94111
Suite 2000
Milwaukee, Wisconsin  53202               COUNSEL

DISTRIBUTOR                               Quarles & Brady LLP
                                          411 East Wisconsin Avenue
B.C. Ziegler and Company                  Milwaukee, Wisconsin 53202
250 East Wisconsin Avenue
Suite 2000                                AUDITOR
Milwaukee, Wisconsin  53202
                                          Arthur Andersen LLP
                                          100 East Wisconsin Avenue
                                          Milwaukee, Wisconsin 53202


                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                CLASS B AND CLASS X COMMON STOCK (RETAIL SHARES)


     The Cash Reserve Fund (the "Fund") is a mutual fund series of North Track Funds, Inc. ("North Track"). The Fund, a money market fund, seeks to provide investors with a high level of current income consistent with stability of principal and the maintenance of liquidity. The Fund invests primarily in domestic money market securities with a weighted average maturity of 90 days or less. The longest maturity will be 397 days. B.C. Ziegler and Company ("the Advisor") is the Fund's investment advisor.


     The Fund offers three classes of shares, Class B and Class X Common Stock (the "Retail Shares"), and Class Y Common Stock (the "Institutional Shares") (referred to together as the "Classes"). This Prospectus discusses only the Class B Retail Shares and Class X Retail Shares. The Fund's Institutional Shares are offered by a separate prospectus.


     This Prospectus has information you should know before you decide to purchase Retail Shares of the Fund. Please read it carefully and keep it with your investment records. There is a table of contents on the next page which allows you to quickly find information about investment strategies, buying and selling shares and other information about the Fund.



     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.



THE DATE OF THIS PROSPECTUS IS MAY 1, 2002.


                                QUICK REFERENCE


INVESTMENTS, RISKS AND PERFORMANCE SUMMARY:



Investment objectives and risks associated with the Fund                      1
Performance information                                                       1
Fees and expenses                                                             1



MANAGEMENT:


Investment Advisor                                                            3

ACCOUNT INFORMATION, SHAREHOLDER SERVICES AND HOW TO BUY OR SELL SHARES:

How to buy Fund shares (including sales charges
  and combined purchase programs)                                             4
How to redeem Fund shares                                                     7
How to exchange with other North Track Funds                                 10
How to begin an automatic investment plan                                    12
How to begin an automatic withdrawal plan                                    12
IRA and other retirement plan programs                                       12


                              RISK/RETURN SUMMARY


     INVESTMENT OBJECTIVE. The Cash Reserve Fund seeks to provide investors with a high a level of current income consistent with the stability of principal and the maintenance of liquidity.

     PRINCIPAL  INVESTMENT  STRATEGIES.   The  Advisor's  principal   investment
strategies include:

     o    Investing  in   U.S.  dollar-denominated   money  market   securities,
          including U.S. Government securities and repurchase agreements.

     o Investing more than 25% of total assets in the financial services industry.

     o    Investing in compliance with industry-standard requirements for  money
          market  funds  for  the  quality,  maturity  and  diversification   of
          investments.

     PRINCIPAL INVESTMENT RISKS. The Fund is subject to the following principal investment risks:

     o Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.

     o Financial Services Exposure. Changes in government regulation or economic downturns can have a significant negative affect on issuers in the financial services sector. The Fund frequently concentrates its investments in this sector.

     o Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

     An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.


     PERFORMANCE INFORMATION. The bar chart and table below provide you with information regarding the Portfolio's annual return on its Class X Retail Shares. You should bear in mind that past performance is not an indication of future results.



     The bar chart demonstrates the variability of the annual total returns of Class X Retail Shares of the Fund for the calendar years indicated. In 1995 and 1997, the Advisor made capital contributions to the Fund to offset certain capital losses. Without those contributions, the returns for those years would have been lower. The Fund's Class B Retail Shares carry a higher Rule 12b-1 fee than its Class X Retail Shares. Accordingly, the total returns reflected for the Portfolio's Class X Retail Shares are greater than total returns would have been for the Fund's Class B Retail Shares over the same periods.


                           YEAR-BY-YEAR TOTAL RETURN


                              1994           3.64%
                              1995           5.32%
                              1996           4.78%
                              1997           4.80%
                              1998           4.77%
                              1999           4.35%
                              2000           5.64%
                              2001           3.37%



          HIGHEST QUARTERLY RETURN:           LOWEST QUARTERLY RETURN:
          1.47%, 3rd Quarter 2000             0.41%, 4th Quarter 2001



     The table below shows the average annual total returns on the Fund's Class X and Class B Retail Shares for the periods presented:



AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED
DECEMBER 31, 2001             ONE YEAR   FIVE YEARS   SINCE INCEPTION (4/3/93)
---------------------------   --------   ----------   ------------------------
Class X                         3.37%       4.58%              4.45%



                              ONE YEAR                SINCE INCEPTION (12/15/99)
                              --------                --------------------------
Class B                         2.75%                          3.88%



     The seven-day yield on the Fund's Retail Shares as of December 31, 2001 was 1.20% for Class X and 0.60% for Class B. For current yield information, please call 1-800-826-4600.


     FEES AND EXPENSES. You should carefully consider fees and expenses when choosing a money market fund. As a shareholder, you pay the costs of operating a fund, plus any transaction costs associated with buying, selling and exchanging shares.


     Annual fund operating expenses are expenses that a money market fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services and other activities of the fund. Money market funds pay annual operating expenses out of their assets. Therefore, operating expenses reduce your total return.


     The following table describes the  fees and expenses that   you may pay  if
you buy, hold, sell or exchange Retail Shares of the Fund.


                                                       CLASS X     CLASS B
                                                       -------     -------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases and           None        None
reinvested distributions
Contingent Deferred Sales Charge (Load) (as a          None        5.00%
percentage of the original purchase price or
redemption proceeds, whichever is less)(1)<F9>
Redemption Fee(2)<F10>                                 None        None
Exchange Fee                                           None        None



ANNUAL FUND OPERATING EXPENSES
                                                       CLASS X     CLASS B
                                                       -------     -------
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee                                         0.20%       0.20%
Distribution (12b-1) Fees                              0.15%       1.00%
Other Expenses                                         0.61%       0.40%
                                                       -----       -----
Annual Fund Operating Expenses                         0.96%       1.60%
                                                       -----       -----
                                                       -----       -----


(1)<F9> The contingent deferred sales charge declines each year that you own your Class B shares. See "Purchasing Shares - General Information."
(2)<F10> We charge investors a wire redemption fee, which is currently $12.00 per wire. Also, there is a $10.00 service fee for redemptions of less than $250 made by check for Class X Retail Shares.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds. It assumes that:


     o    You invest $10,000 for the periods shown;



     o You redeem all of your shares at the end of those periods (except the example also shows the effect of whether or not you redeem your Class B Retail Shares at the end of each period);



     o    Your investment has a 5% return each year; and



     o    The Fund's operating expenses remain the same.



     Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



CLASS                          1 YEAR    3 YEARS   5 YEARS      10 YEARS
-----                           -----    -------    ------      --------
Class X                          $98      $306       $531        $1,178
Class B (With Redemption)       $663      $805       $971        $1,732*<F11>
Class B (Without Redemption)    $163      $505       $871        $1,732*<F11>



*<F11> Reflects conversion of Class B shares to Class X shares after eight years, lowering your annual expenses from that time on.


     If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."

                      INVESTMENT OBJECTIVES AND STRATEGIES

GENERAL INFORMATION

     The Fund was established in 1993 with a single class of common stock. Initially the Fund operated as a retail spoke of a two-tiered, master/feeder structure. Effective January 1, 1996, the Fund was restructured with Class X Retail Shares and Class Y Institutional Shares. The Fund first began offering Class B Retail Shares on December 15, 1999.


     Class B Retail Shares of the Fund are designed as a short-term investment alternative for shareholders who own Class B shares of any North Track fund, and who, because of their concern over market conditions, wish temporarily to reduce their exposure to the equity markets. The Class B Retail Shares of the Fund are subject to the same contingent deferred sales charges and Rule 12b-1 service and distribution fees as Class B shares of any other North Track fund. See "Purchasing Shares" for a more detailed description of the contingent deferred sales charge and Rule 12b-1 fee applicable to Class B Retail Shares. BECAUSE THIS FEE STRUCTURE IS RELATIVELY HIGH FOR A MONEY MARKET INVESTMENT, YOU SHOULD PURCHASE CLASS B RETAIL SHARES OF THE CASH RESERVE FUND ONLY IN CONNECTION WITH A TEMPORARY EXCHANGE FROM CLASS B SHARES OF ANY ONE OR MORE OF THE OTHER NORTH TRACK FUNDS.


INVESTMENT OBJECTIVE

     The Fund seeks to provide investors with a high level of current income consistent with the stability of principal and the maintenance of liquidity.

INVESTMENT STRATEGIES

     To achieve its investment objective, the Fund invests in U.S. dollar-denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic branches and subsidiaries of foreign banks; repurchase agreements and high quality domestic commercial paper an other short-term corporate obligations, including those with floating or variable rates of interest. In addition, the Fund may lend portfolio securities, enter into reverse repurchase agreements and, to a limited extent, invest in securities issued by foreign banks and corporations outside the United States.

     The Fund may invest more than 25% of its total assets in obligations of domestic branches of domestic banks.

     In buying and selling securities for the Fund, the Advisor complies with industry-standard requirements for money market funds regarding the quality, maturity and diversification of the fund's investments. The Advisor stresses maintaining a stable $1.00 share price, liquidity and income.


     The Board of Directors of North Track has established minimum credit standards governing the securities that the Fund may purchase. Among other requirements, the Fund's securities must be rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (unless the instrument is rated by only one such rating agency, in which case a single rating is sufficient) or, if unrated, are determined by the Advisor to be of comparable quality under the Board of Directors' guidelines and procedures. The Fund will invest at least 95% of its total assets in securities rated in the highest category or, if unrated, determined by the Advisor to be of comparable quality. The rating organizations that rate the money market instruments in which the Fund may invest include Moody's Investors Service, Inc., Standard & Poor's, Duff & Phelps, Fitch Ratings and Thomson Bank Watch, Inc.


DESCRIPTION OF PRINCIPAL SECURITY TYPES

     Money Market securities are high quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity. Taxable money market securities include bank certificates of deposit, bank acceptances, bank time deposits, notes, commercial papers and U.S. Government securities.

     U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government Securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

     A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

INVESTMENT RISKS

     Many factors affect the Fund's performance. The Fund's yield will change daily based on changes in interest rates and other market conditions. Although the Advisor manages the Fund to maintain a stable $1.00 share price, there is no guarantee that it will be successful. For example, a major increase in short-term interest rates or a decrease in the credit quality of the issuer of one of the Fund's investments could cause the Fund's share price to decrease. It is important to note that neither the Fund's share prices nor its yield are guaranteed by the U.S. Government.

     The following factors may significantly affect the Fund's performance:

     Interest Rate Changes. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security will fall when interest rates rise and will rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services industry tend to be more sensitive to interest rate changes. Sometimes securities have new or novel features that are designed for specific market environments. If the structure of the security does not function as planned, the security could decline in value. Also, the behavior of these securities under various and changing market environments is not always well understood. Their values can decline unexpectedly.

     Financial Services Exposure. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

     Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions all can affect the credit quality or value of an issuer's securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes.

                                   MANAGEMENT

INVESTMENT ADVISOR


     B.C. Ziegler and Company ("Ziegler" or the "Advisor") is the investment Advisor for the Fund. Ziegler also serves as distributor, accounting/pricing agent, administrative servicing agent and shareholder servicing agent for the Fund. In addition to managing the Fund and the other North Track funds, Ziegler provides counseling services to retail and institutional clients to help them select investment advisors appropriate to manage their assets. In this capacity, Ziegler monitors and assesses the performance of numerous investment advisers and makes recommendations to its clients. As of April 1, 2002, Ziegler and its affiliates had approximately $2.0 billion of assets under discretionary management. Ziegler is a wholly-owned subsidiary of The Ziegler Companies, Inc., a publicly owned financial services holding company. Ziegler's address is 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202.



     Ziegler provides the Fund with overall investment advisory services and administrative services. For the year ended December 31, 2001, the Fund paid 0.20% of its average net assets in advisory fees.


                               PURCHASING SHARES

GENERAL INFORMATION

     You may buy Class X Retail Shares through Ziegler and selected dealers. You also may purchase shares in connection with asset allocation programs, wrap free programs and other programs of services offered or administered by broker-dealers, investment advisors, financial institutions and certain other service providers, provided the program meets certain standards established from time to time by Ziegler.

     Class B Retail Shares of the Fund are subject to a contingent deferred sales charge and a 1.00% Rule 12b-1 fee, each of which is described in more detail below. Because of this higher fee structure, if you wish to purchase and hold Retail Shares directly, you should purchase Class X shares rather than Class B shares.


     The Fund offers its Class B Retail Shares primarily as a short-term investment alternative for shareholders who hold Class B shares of any of the other North Track mutual funds, but who wish temporarily to reduce their exposure to the stock market. Under uncertain or adverse market conditions, a shareholder may wish temporarily to exchange his or her Class B shares of any of the other North Track mutual funds for Class B Retail Shares of the Cash Reserve Fund. Later, when the shareholder believes the equity markets are again more favorable, the shareholder may wish to exchange some or all of his or her Class B Retail Shares of the Fund back into Class B shares of any of the other North Track mutual funds. Alternatively, the shareholder may redeem his or her Class B Retail Shares of the Fund for cash, subject to any contingent deferred sales charge as described below.


MINIMUM PURCHASE AMOUNTS

     The Fund has established minimum amounts that you must invest to open an account initially, and to add to the account at later times. These minimum investment amounts help the Fund control its operating expenses. The Fund incurs certain fixed costs with the opening and maintaining of every account and the acceptance of every additional investment, regardless of the amount of the investment involved. If the Fund accepted and maintained numerous small shareholder accounts and small additional investments, its operating expense ratio would increase and its total return would decline. The table below shows the minimum initial investment amounts and additional investment amounts cur-rently in effect for the Fund for various types of investors.

                                   MINIMUM INITIAL       MINIMUM ADDITIONAL
TYPE OF INVESTOR                  INVESTMENT AMOUNT   INVESTMENT AMOUNT(1)<F12>
----------------                  -----------------   -------------------------
All investors, except special           $1,000                   $50
investors listed below

Purchases through Systematic              $100                  $100(2)<F13>
Purchase Plans (see "Shareholder
Services - Systematic Purchase
Plan")

(1)<F12> There is no minimum additional investment requirement for purchases of shares of the Fund if: (i) the purchase is made in connection with an exchange from another mutual fund within the North Track family of funds (see "Exchanging Shares"); (ii) reinvestment of distributions received from another mutual fund within the North Track family of funds or from various unit investment trusts sponsored by Ziegler;
          (iii) the reinvestment of interest and/or principal payments on bonds issued by Ziegler Mortgage Securities, Inc. II; (iv) reinvestment of interest payments on bonds underwritten by Ziegler.
(2)<F13> The minimum subsequent monthly investment under a Systematic Purchase Plan is $50 for accounts with balances of $1,000 or more.

DISTRIBUTION AND DISTRIBUTION EXPENSES

     The Fund is authorized under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act to use a portion of its assets to finance certain activities relating to the distribution of its Retail Shares to investors and, with respect to Class B shares, the maintenance of shareholder accounts and the provision of other shareholder services. Because the Fund pays these fees on an ongoing basis out of the portion of its assets attributable to Retail Shares, over time these fees will increase the cost of your investment.

     The Plan permits the Fund to reimburse the Distributor for expenditures it incurs in connection with the distribution of Retail Shares to investors, and, with respect to Class B shares only, also to compensate the Distributor in connection with sales of those shares. The reimbursement payments include, but are not limited to, payments made by the Distributor to selling representatives or brokers as a service fee or trail commissions, and costs and expenses that the Distributor incurs for advertising, preparation and distribution of sales literature and prospectuses to prospective investors, implementing and operating the Plan and performing other promotional or administrative activities. The Fund also may make payments under the Plan to reimburse the Distributor for its overhead expenses related to distribution of the Fund's Retail Shares. The Plan does not allow the Fund to reimburse the Distributor for expenses from past fiscal years or in contemplation of expenses for future fiscal years.


     Under the Plan, the Fund assesses a service fee of up to 0.15% of the portion of the Fund's average daily net assets attributable to its Class X Retail Shares, and 0.25% of the portion of the Fund's average daily net assets attributable to its Class B Retail Shares. The Fund uses this shareholder servicing fee to reimburse the Distributor for the shareholder services described above.



     In addition, the Fund assesses a distribution fee of 0.75% of the portion of its average daily net assets attributable to its Class B Retail Shares. This distribution fee is compensatory in nature, meaning the Distributor is entitled to receive the fee regardless of whether its costs and expenses equal or exceed the fee. Class B shares automatically convert to Class X shares eight years after purchase, after which time the shares no longer are subject to this distribution fee. Following this conversion, the shares instead become subject to Rule 12b-1 service fees applicable to the Fund's Class X Retail Shares, as described above.


     The Plan continues in effect, if not sooner terminated, for successive one-year periods, provided that its continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons of the Advisor or the Distributor.

METHODS FOR PURCHASING SHARES


     If you purchase Retail Shares directly for cash, you must pay for your shares of the Fund in U.S. dollars and your check must be drawn on a U.S. bank. North Track will not accept cash or traveler's checks. If your check does not clear, we will cancel your purchase and you will be responsible for any losses and any applicable fees. If you buy shares by any type of check, wire transfer or automatic investment purchase, and soon thereafter you decide to redeem your shares, we may postpone making your redemption payment for 15 days or until your check has cleared, whichever is earlier. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares re-deemed has been received by North Track.


     You may  purchase  Class B  Retail  Shares of  the  Fund by  obtaining  and completing an Exchange Authorization Form available from the Distributor, and delivering the completed form in person or by mail in accordance with the instructions below. Alternatively, you can complete an exchange through the telephone exchange privilege by following the instructions below.


     Because of the contingent deferred sales charge and the higher Rule 12b-1 fees that apply to Class B Retail Shares of the Fund as opposed to its Class X Retail Shares, you should not purchase Class B Retail Shares directly. The only exception may be in the situation where you purchase Class B Retail Shares of the Fund in exchange for Class B shares of any of the other North Track mutual funds, and you wish to continue dividend and capital gains distribution reinvestment plans and possibly automatic investment plans that you had in effect with respect to the Class B shares of the other North Track mutual fund(s) so exchanged.



     We consider your order for the purchase of shares to have been received when it is physically received by the Transfer Agent. The Fund pays each shareholder servicing agent a fee at the annual rate of 0.25% of the average net asset value of Retail Shares that investors purchase and hold through the agent. This fee compensates the shareholder servicing agent for the sub-accounting, sub-transfer agent and other shareholder services they provide to their clients on behalf of the Fund. This shareholder servicing agent fee is in lieu of annual transfer agent fees that the Fund would pay if the shareholder servicing agent's clients held their accounts directly with the Fund's Transfer Agent.


     If your purchase order is received prior to the close of trading on the New York Stock Exchange, we will invest it at the net asset value computed for the Fund on that day. If your order is received after the close of trading on the New York Stock Exchange, we will invest it at the net asset value determined for the Fund as of the close of trading on the New York Stock Exchange on the next business day.

     The following describes the different ways in which you may purchase shares and the procedures you must follow in doing so.

           METHOD                                       STEPS TO FOLLOW
           ------                                      ----------------

BY MAIL
Mail to:                     1. Complete the Account            1. Complete the Additional
-------                         Application included in            Investment form included with
North Track                     this prospectus.                   your account statement.
c/o PFPC Global Fund                                               Alternatively, you may write a
Services                     2. Make your check payable to:        note indicating your account
P.O. Box 60504                  "North Track."                     number.
King of Prussia, PA 19406       Note: The amount of
                                ----                            2. Make your check payable to
Overnight Mail to:              your purchase must meet the         "North Track."
-----------------               applicable minimum initial
North Track                     investment account.  See        3. Mail the Additional Investment
c/o PFPC Global Fund            "Purchasing Shares - Minimum       Form (or note) and your check.
  Services                      Purchase Amounts."
211 S. Gulph Road
King of Prussia, PA  19406   3. Mail the completed Account
                                Application and your check.


AUTOMATICALLY                TO OPEN A NEW ACCOUNT              TO ADD TO AN EXISTING ACCOUNT

                             Not Applicable                     USE ONE OF NORTH TRACK'S AUTOMATIC
                                                                INVESTMENT PROGRAMS.  Sign up for
                                                                these services when you open your
                                                                account, or call 1-800-826-4600
                                                                for instructions on how to add
                                                                them to your existing account.

                                                                SYSTEMATIC PURCHASE PLAN.  Make
                                                                regular, systematic investments
                                                                into your North Track account(s)
                                                                from your bank checking account.
                                                                See "Shareholder Services -
                                                                Systematic Purchase Plan."

                                                                AUTOMATIC DIVIDEND REINVESTMENT.
                                                                Unless you choose otherwise, all
                                                                of your dividends and capital gain
                                                                distributions automatically will
                                                                be reinvested in additional Fund
                                                                shares.  You also may elect to
                                                                have your dividends and capital
                                                                gain distributions automatically
                                                                invested in shares of another
                                                                North Track mutual fund.

TELEPHONE                    TO OPEN A NEW ACCOUNT BY EXCHANGE  TO ADD TO AN EXISTING ACCOUNT BY
                                                                EXCHANGE

1-800-826-4600               Call to establish a new account    Add to an account by exchanging
                             by exchanging funds from an        funds from another North Track
                             existing North Track account.      account.  See "Exchanging Shares."
                             See "Exchanging Shares."

FINANCIAL SERVICES FIRMS     TO OPEN A NEW ACCOUNT              TO ADD TO AN EXISTING ACCOUNT

                             You may open an account and        You may purchase additional shares
                             purchase shares in a Fund through  in a Fund through a broker-dealer a broker-dealer or other financial or other financial services firm
                             service firm that may charge a     that may charge a transaction fee.
                             transaction fee.
                                                                North Track may accept requests to
                             North Track may accept requests    purchase additional shares into a
                             to purchase shares into a broker-  broker-dealer street name account
                             dealer street name account only    only from the broker-dealer.
                             from the broker-dealer.

                                REDEEMING SHARES

GENERAL INFORMATION

     You may redeem any or all of your Retail Shares as described below on any day North Track is open for business. The Fund redeems shares at net asset value subject, in the case of Class B shares, to a contingent deferred sales charge as described below. If your redemption order is received prior to the close of the New York Stock Exchange, the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the close of trading on the next New York Stock Exchange trading day.

CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES

     Class B Retail Shares of the Cash Reserve Fund are subject to a contingent deferred sales charge. This means that, if you redeem any of your Class B shares of the Fund for cash, you will pay a contingent deferred sales charge out of the redemption proceeds. The amount of the contingent deferred sales charge reduces over time, and is eliminated after six years. No contingent deferred sales charge is imposed on any Class B shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Fund on your Class B shares.

     To reduce your costs, when you redeem Class B shares in the Fund, you will redeem either shares that are not subject to a contingent deferred sales charge (i.e., those purchased through the reinvestment of dividends and capital gains distributions), if any, or Class B shares with the lowest contingent deferred sales charge. We will waive the contingent deferred sales charge for redemptions of shares following the death or disability of a shareholder, or mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans, to meet certain retirement plan requirements, or for systematic withdrawal plans not to exceed 10% annually.


     The table below shows the contingent deferred sales charge applicable to Class B shares of the Fund based on how long you hold the shares before redeeming them. The amount of the contingent deferred sales charge is expressed as a percent of the lesser of the net asset value at the time of the redemption or at the time of your initial purchase of the Class B shares of the Fund being redeemed. If you acquired the Class B shares of the Fund that you are redeeming by exchanging Class B shares of any of the other North Track mutual funds, then for purposes of calculating the contingent deferred sales charge the initial net asset value of your shares will be the net amount you invested when you acquired the Class B shares of the other North Track mutual fund(s) so exchanged. The holding period for the Class B shares of the Fund that you are redeeming will be deemed to have started on the date you purchased the Class B shares of the other North Track fund(s) so exchanged.


Holding Period                            Contingent Deferred Sales Charge
--------------                            --------------------------------
1 year or less                                          5.00%
More than 1 year, but less than 3 years                 4.00%
3 years, but less than 4 years                          3.00%
4 years, but less than 5 years                          2.00%
5 years, but less than 6 years                          1.00%
6 years or more(1)<F14>                                 None


(1)<F14> Class B Retail Shares of the Fund convert to Class X Retail Shares of the Fund automatically after eight years from the date of initial purchase of the Class B shares of the other North Track mutual fund(s) exchanged in connection with the purchase of the Class B Retail Shares of the Fund.


REDEMPTIONS

     The following table describes different ways that you may redeem your Retail Shares, and the steps you should follow.

METHOD                      STEPS TO FOLLOW
------                      ---------------
BY TELEPHONE                You  may use  North  Track's Telephone  Redemption
1-800-826-4600              Privilege to  redeem  shares valued  at less  than
                            $50,000,  unless you  have  notified the  Transfer
                            Agent of an address change within the preceding 30
                            days.   The  Transfer Agent  will send  redemption
                            proceeds only to the shareholder of record at the address shown on the Transfer Agent's records.
                            However, if you have provided the Transfer Agent with a signature guarantee, the Transfer Agent will wire redemption proceeds to a predesignated bank account.

                            Unless you indicate otherwise on your account application, the Transfer Agent may accept redemption instructions received by telephone. The Telephone Redemption Privilege is not available for shares represented by stock certificates.

BY MAIL To redeem shares by mail, send the following information to the Transfer Agent:

Mail to:
-------                          o    A written request  for redemption signed
North Track                           by  the   registered  owner(s)   of  the
c/o PFPC Global Fund                  shares,  exactly   as  the   account  is
  Services                            registered,     together    with     the
P.O. Box 60504                        shareholder's account number;
King of Prussia, PA 19406
                                 o    The stock  certificates  for the  shares
Overnight Mail to:                    being redeemed, if any;
-----------------
North Track                      o    Any required  signature  guarantees (see
c/o PFPC Global Fund                  "Other  Information  About  Redemptions"
  Services                            below); and
211 S. Gulph Road
King of Prussia, PA  19406       o    Any additional documents  which might be
                                      required     for      redemptions     by
                                      corporations, executors, administrators, trustees, guardians, or other similar entities.


                            The Transfer Agent will redeem shares when it has received all necessary documents. The Transfer Agent will notify you promptly if it cannot accept your redemption. The Transfer Agent cannot accept redemption requests that specify a particular date for redemption or which specify any special conditions.

SYSTEMATIC WITHDRAWAL       You can set up  an automatic systematic withdrawal
PLAN                        plan from  any of your  North Track accounts.   To
                            establish the systematic withdrawal plan, complete the appropriate section of the Account Application or call, write or stop by North Track and request a Systematic Withdrawal Plan Application Form and complete, sign and return the Form to North Track.
                            See "Shareholder Services  - Systematic Withdrawal
                            Plan."

FINANCIAL SERVICES FIRMS    You also may redeem shares through broker-dealers,
                            financial  advisory  firms   and  other  financial
                            institutions, which may charge a commission or other transaction fee in connection with the redemption.

CHECKWRITING (CLASS X       Upon request, you will be  provided with checks to
RETAIL SHARES ONLY)         be  drawn  on  the   Fund  ("Redemption  Checks").
                            Redemption checks may be written for amounts up to
                            $500,000. There is  a $10.00 service fee  for each
                            check under $250.   These check writing privileges
                            are available only for Class X Retail Shares.

RECEIVING REDEMPTION PROCEEDS

     You may request to receive your redemption proceeds by mail or wire. Follow the steps outlined below. The Transfer Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares.

METHOD          STEPS TO FOLLOW
------          ---------------
BY MAIL         The  Transfer  Agent  mails  checks  for  redemption  proceeds typically within  one or  two days, but  not later  than seven
                days,  after  it  receives  the   request  and  all  necessary
                documents.  There is no charge for this service.


BY ACH The Transfer Agent normally will process ACH redemptions to your bank account at your designated financial institution two days after receiving your redemption request and all necessary documents. There is no charge for ACH redemptions.



BY WIRE The Transfer Agent will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Transfer Agent currently deducts a $12.00 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.


OTHER INFORMATION ABOUT REDEMPTIONS

     TELEPHONE REDEMPTIONS. By accepting the Telephone Redemption Privilege, you authorize PFPC Global Fund Services, as transfer agent (the "Transfer Agent"), to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You assume some risk for unauthorized transactions by accepting the Telephone Redemption Privilege. The Transfer Agent has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Transfer Agent, North Track, or any of their employees fails to abide by these procedures, North Track may be liable to a shareholder for losses the shareholder suffers from any resulting unauthorized transaction(s). However, neither the Transfer Agent, North Track nor any of their employees will be liable for losses suffered by you which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

     SIGNATURE GUARANTEES. To protect you, the Transfer Agent and North Track from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Transfer Agent to be sure that you are the person who has authorized a redemption from your account. We require signature guarantees for: (1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on North Track's records; (2) any redemptions by mail or telephone which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has been changed within the past thirty (30) days; (4) requests to transfer the registration of shares to another owner; and
(5) redemption requests for amounts over $50,000. North Track may waive these requirements in certain instances.

     The Transfer Agent will accept  signature guarantees from all  institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature. The Transfer Agent may require signature guarantees by NYSE Medallion Program participants.

     CHECKWRITING (CLASS X RETAIL SHARES ONLY). Checkwriting privileges are available only for Class X Retail Shares, not for Class B Retail Shares. When a redemption check is presented for payment, the Fund will redeem a sufficient number of full and fractional Class X shares in your account as of the next determined net asset value to cover the check. You will continue to earn income dividends until a redemption check is presented for payment. To use this method of redemption, you must complete and return the Account Information Form, which is available from North Track. Please do not attempt to use redemption checks to close your account. North Track may modify or terminate this privilege at any time. Redemption checks may not be available through agents other than Ziegler. In addition, any such agents that do make this privilege available may impose other fees and minimum balance requirements as a condition to checkwriting privileges. With the approval of the particular agent, minimum amount requirements for redemption checks may vary.

     Unless otherwise authorized on the Account Information Form, redemption checks must be signed by all account owners. If the Fund receives written notice from any owner revoking another owner's authority to sign individually, the signatures of all account owners will be required for payment on any redemption check. Class X shares purchased by check may not be redeemed via redemption check until 15 days after funds for those shares have been received. You may not use checkwriting to redeem shares held in certificated form.

     Your Agent or the Fund may refuse to honor redemption checks whenever the right of redemption has been suspended, or if the account is otherwise impaired. A $10.00 service fee per check will be charged if (a) a redemption check for less than $250 is presented for payment, (b) the amount of a redemption check presented for payment exceeds the value of the investor's account, (c) a redemption check is presented that may not be cleared because it would require redemption of shares purchased by check within 15 days, or (d) a stop payment is requested.

     CLOSING SMALL ACCOUNTS. If, due to redemption, your account in the Fund drops below $500 for three months or more, the Fund may redeem your shares and close your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more.

     SUSPENSION OF REDEMPTIONS. North Track may suspend the right to redeem shares of the Fund for any period during which: (1) the Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Fund to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the Fund's shareholders.

     REDEMPTIONS IN OTHER THAN CASH. It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of North Track, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize the Fund to make redemption payments in securities or other property of the Fund. However, the Fund will redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. If the Fund delivers any securities to you as payment of a redemption, we will value the securities at the same price assigned to them in computing the Fund's net asset value per share. You would incur brokerage costs when you sell any securities that the Fund distributes to you in this fashion.

                               EXCHANGING SHARES

GENERAL INFORMATION

     Provided you meet the minimum investment requirement applicable to the Fund, you may exchange Class X Retail Shares of the Fund for front-end load shares (Class A shares) of any other North Track mutual fund in any state where the exchange legally may be made. You also may exchange Class B Retail Shares of the Fund for Class B shares of any other North Track mutual fund that offers Class B shares in any state where the exchange legally may be made. Before engaging in any exchange, you should obtain from North Track and read the current prospectus for the mutual fund into which you intend to exchange. Presently, North Track does not charge any fees for exchanges, but you may be subject to a sales charge. See "Sales Charges Applicable to Exchanges" below.

     You also may now exchange your Class X shares of the Cash Reserve Fund for either Class B or Class C shares of another North Track mutual fund which offers shares of that class. In order to engage in this type of exchange, you must obtain a special form from Ziegler or the Transfer Agent. Like exchanges of Class X shares for Class A shares of another fund, an exchange of Class X shares for either Class B or Class C shares of another fund will be treated as a sale of your Class X shares and a purchase of the relevant Class B or Class C shares. Therefore you will be subject to any applicable front-end sales charge on any Class C shares that you receive in the exchange. In addition, the Class B or Class C shares that you receive in the exchange will remain subject to a contingent deferred sales charge based on the period of time that you hold those Class B or Class C shares. In other words, you will not receive any credit for the period of time for which you held your Class X shares of the Cash Reserve Fund.

     Because an exchange of shares is considered a redemption of the shares of the North Track mutual fund from which you are exchanging, and a purchase of
                            ----------
shares of the North Track mutual fund into which you are exchanging, you
                                      ----------
must comply with all of the conditions on redemptions for the shares being exchanged, and with all of the conditions on purchases for the shares you receive in the exchange. Moreover, for tax purposes you will be considered to have sold the shares exchanged, and you will realize a gain or loss for federal income tax purposes on that sale.

SALES CHARGES APPLICABLE TO EXCHANGES

     CLASS X RETAIL SHARES. If you are exchanging Class X Retail Shares of the Fund for Class A shares of another North Track mutual fund, the standard front-end sales charge applicable to purchases of Class A shares of the North Track mutual fund into which the exchange is being made (as disclosed in the then current prospectus for that North Track mutual fund) will be charged in connection with the exchange, less any front-end sales charge you previously paid with respect to the shares being exchanged, if any. However, if the Class X shares you are exchanging represent an investment held for at least six continuous months in any one or more North Track mutual funds, then North Track will not charge any additional front-end sales charge in connection with the exchange.

     As discussed above under "General Information," if you exchange Class X shares of the Cash Reserve Fund for Class B or Class C shares of any other North Track mutual fund, you will be required to pay any front-end sales charge applicable to the Class B shares received in the exchange, and you also will be subject to a contingent deferred sale charge on the Class B and/or Class C shares received in the exchange based on the period of time for which you hold the Class B or Class C shares, without any credit for the period of time for which you held the Class X Retail Shares that you exchange.

     CLASS B RETAIL SHARES. You will not pay a contingent deferred sales charge in connection with any exchange of Class B shares of one North Track mutual fund for Class B shares of any other North Track mutual fund, including exchanges involving Class B Retail Shares of the Fund. However, the new Class B shares you receive in the exchange will remain subject to a contingent deferred sales charge based on the period of time for which you held the Class B shares you are exchanging, and based on the net asset value of the Class B shares you are exchanging at the time you originally purchased those shares.

RULES AND REQUIREMENTS FOR EXCHANGES

     GENERAL. In order to effect an exchange on a particular business day, the Transfer Agent must receive your exchange order in good form no later than 3:00 p.m. Eastern Time. North Track may amend, suspend or revoke this exchange privilege at any time, but will provide you with at least 60 days' prior notice of any change that adversely affects your rights under this exchange privilege.

     An excessive number of exchanges may be disadvantageous to North Track. North Track may terminate the exchange privilege of any shareholder who makes more than three exchanges in any twelve consecutive month period or who makes more than one exchange during any calendar quarter.

     The following additional rules and requirements apply to all exchanges:

     o The shares you receive in the exchange must be of the same Class as the shares you are exchanging, except that Class X Retail Shares of the Fund may be exchanged for Class A, Class B or Class C shares of any North Track mutual fund, subject to the sales charge applicable to the shares received in the exchange.

     o The account into which you wish to exchange must be identical to the account from which you are exchanging (meaning the account into which you are exchanging must be of the same type as the account from which you are exchanging, and the registered owner(s) of the account into which you are exchanging must have the same name(s), address and taxpayer identification or social security number as the registered owner(s) on the account from which you are exchanging).

     o The amount of your exchange must meet the minimum initial or minimum additional investment amount of the North Track mutual fund into which you are exchanging.

     o If the shares you are exchanging are represented by a share certificate, you must sign the certificate(s), have your signature guaranteed and return the certificate(s) with your Exchange Authorization Form.

     METHODS FOR EXCHANGING SHARES. Set forth below is a description of the different ways you can exchange shares of North Track mutual funds and procedures you should follow when doing so.

METHOD                       STEPS TO FOLLOW
------                       ---------------

BY MAIL                      Mail your exchange order to North Track.

Mail to:                     Please Note: North Track must receive
-------                      ------------
                             your exchange  order  no  later  than  3:00  p.m.
North Track                  Eastern Time in  order to  effect an  exchange on
c/o PFPC Global Fund         that business day.
Services
P.O. Box 60504
King of Prussia, PA 19406

Overnight Mail to:
-----------------
North Track
c/o PFPC Global Fund
Services
211 S. Gulph Road
King of Prussia, PA 19406


BY TELEPHONE                 You  automatically  receive   telephone  exchange
                             privileges  when  you  open  your  account.    To
1-800-826-4600               decline the  telephone  exchange  privilege,  you
                             must check the appropriate box on the Application
                             Form when you open your account.

                             Call North Track at 1-800-826-4600 to order the desired exchange and, if required, to establish a new account for the North Track mutual fund into which you wish to exchange.

                             Telephone exchanges are not available if you have certificated shares.

FINANCIAL SERVICES FIRMS     You may  exchange  shares  through  your  broker-
                             dealer or other financial services firm, which may charge a transaction fee.

                              SHAREHOLDER SERVICES

     North Track offers a number of shareholder services designed to facilitate investment in Fund shares. Full details of each of the services, copies of the various plans described below and instructions as to how to participate in the various services or plans can be obtained by calling North Track at 1-800-826-4600.

     SYSTEMATIC PURCHASE PLAN. You may establish a Systematic Purchase Plan ("SPP") at any time with a minimum initial investment of $100 and minimum subsequent monthly investments of $100. The minimum subsequent monthly investment is reduced to $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until your account balance reaches $500, after which the minimum reduces to $25. The minimum subsequent investment is $50 for all other accounts with balances of $1,000 or more.

     By participating in the SPP, you may automatically make purchases of Fund shares on a regular, convenient basis. Under the SPP, your bank or other financial institution honors preauthorized debits of a selected amount drawn on your account each month and applied to the purchase of North Track shares. You can implement the SPP with any financial institution that will accept the debits. There is no service fee for participating in the SPP. You can obtain an application and instructions on establishing the SPP from your registered representative, the Distributor or North Track.

     SYSTEMATIC WITHDRAWAL PLAN. The systematic withdrawal plan involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. You may establish a systematic withdrawal plan if you own or purchase shares having a current offering price value of at least $10,000 in the Fund (except no such minimum applies for distributions from an IRA). The minimum amount you may receive under a systematic withdrawal plan is $150 per month. The minimum investment that the
Fund will accept while a withdrawal plan is in effect is $1,000. You may terminate your systematic withdrawal plan at any time by written notice to North Track or the Transfer Agent.

     REINVESTMENT OF DISTRIBUTIONS OR INTEREST PAYMENTS. Unit holders of Ziegler-sponsored unit investment trusts, holders of Ziegler Mortgage Securities, Inc. II bonds and holders of bonds underwritten by Ziegler may purchase shares of the Fund by automatically reinvesting distributions from their unit investment trust, reinvesting principal or interest from their Ziegler Mortgage Securities, Inc. II bonds, or reinvesting interest from the bonds underwritten by Ziegler, as the case may be. Unit holders and bondholders desiring to participate in this plan should contact the Distributor for further information.


     TAX-SHELTERED RETIREMENT PLANS. You may purchase shares of the Fund through any of the following tax-sheltered plans: (1) Individual Retirement Accounts (including Coverdell Education Savings Accounts, Roth IRAs, Simplified Employee Pension Plan Accounts (SEP-IRAs) and Savings Incentive Match Plan for Employees Accounts (SIMPLE-IRAs)); (2) Keogh plans; (3) 401(k) Plans; and
(4) 403(b) Plans for employees of most nonprofit organizations. You can obtain detailed information concerning these plans, prototype plans and related information from the Distributor. You should carefully review and consider the plans and related information with your tax or financial adviser.


                               OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE


     The Fund sells its shares at their net asset value per share. We determine the net asset value per share daily by adding up the total value of the Fund's investments and other assets and subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Fund. For this purpose, the Fund values its securities at amortized cost in accordance with procedures set forth in Rule 2a-7 of the 1940 Act and policies and guidelines adopted by North Track's Board of Directors. The net asset value per share is calculated each business day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange (the "Exchange") or any other day when the Exchange is closed. The calculation is as of 12:00 noon (Eastern Time) on each business day.


DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENT

     The Fund earns interest, dividends and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gains distributions. Distributions you receive from the Fund consist primarily of dividends. The Fund normally declares dividends daily and pays them monthly. Dividends may be taken in cash or additional shares at net asset value. Unless you have elected in writing to the Transfer Agent to receive dividends and capital gain dis-tributions in cash, the Fund automatically will reinvest your dividends in additional shares of the Fund.


     Capital gains distributions, if any, in the Fund will be declared annually and normally will be paid within 60 days after the end of the fiscal year.


TAX STATUS

     Distributions you receive from the Fund are subject to federal income tax, and may also be subject to state or local taxes. The dividends that the Fund pays from its taxable net investment income and the distributions that the Fund makes from its net realized short-term capital gains generally will be taxable to you as ordinary income. This is true whether you elect to receive your dividends and distributions in cash or in additional shares of the Fund. The Fund does not expect that it will have any long-term capital gains, and thus does not contemplate paying distributions that would be taxable to you as long-term capital gains.

     The Fund will mail statements to shareholders annually regarding the tax status of its dividends and distributions, if any. You should consult your own tax adviser to assess the consequences of investing in the Fund under tax laws applicable to you. In particular, because the Fund invests a significant portion of its assets from time to time in U.S. Government securities, you should ascertain the status under state and local laws of dividends that the Fund pays to you which represent interest that the Fund earns on its U.S. Government securities.

     Any taxable distributions you receive from the Fund will normally be taxable to you when you receive them, regardless of your distribution option. However, distributions declared in December and paid in January each year are taxable as if paid on December 31 of the earlier year.


PRIVACY:  A FUNDAMENTAL CONCERN



     At North Track we are committed to protecting your privacy. We understand that as a North Track investor you entrust not only your money to us, but also your personal and financial information. Because we respect your fundamental right to maintain the confidentiality of this information, we have created this Privacy Policy to assure you we make it a priority to protect your information.



WE DO NOT SELL CLIENT INFORMATION TO ANYONE.



     YOUR PERSONAL INFORMATION.   When you  purchase shares or  inquire about  a
transaction with North Track, you typically provide us with certain personal information. This information may include:



     o  Name and address
     o  Social Security or taxpayer identification number
     o  Beneficiary information
     o  Bank account information
     o  Investments at other institutions



     OUR COMMITMENT TO YOUR PRIVACY. We do not sell information about current or former clients or their accounts to unaffiliated third parties, nor do we disclose it to third parties unless necessary to complete transactions at your request or to service an account. For example, we may share information with companies that perform services on our behalf. One such service provider is the transfer agent for the Fund, PFPC Global Fund Services, which opens accounts, processes transactions and mails account statements. We require that each such company agree to share or use your information only for those purposes for which they were hired. Also, we may provide information to auditors or regulators but only as required by law.



     In order to protect your personal information, North Track maintains physical, electronic and procedural safeguards, and limits access to your information to those authorized employees who need it in order to perform their jobs.



     If you have any questions regarding our privacy policy please feel free to call North Track at 800-826-4600.


                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Retail Share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, is included in the Annual Report to Shareholders. The Annual Report is available upon request.


                                                                             CLASS X RETAIL SHARES
                                                               -------------------------------------------------

                                                                        FOR THE YEARS ENDED DECEMBER 31,
                                                               -------------------------------------------------

                                                               2001       2000       1999       1998        1997
                                                               ----       ----       ----       ----        ----
(Selected data for each Class X retail share of the Fund
outstanding throughout the periods)

Net asset value, beginning of period                          $1.00      $1.00      $1.00      $1.00       $1.00
                                                              -----      -----      -----      -----        ----
Income from investment operations:
        Net investment income                                  0.03       0.06       0.04       0.05        0.05

Less distributions:
        Dividends from net investment income                  (0.03)     (0.06)     (0.04)     (0.05)      (0.05)
                                                              -----      -----      -----      -----        ----
Net asset value, end of period                                $1.00      $1.00      $1.00      $1.00       $1.00
                                                              -----      -----      -----      -----        ----
                                                              -----      -----      -----      -----        ----

Total investment return(a)                                    3.37%      5.64%      4.35%      4.77%       4.80%

Ratios/Supplemental Data:
        Net assets, end of period (to nearest thousand)    $142,125   $113,595   $136,998   $147,995    $122,710
        Ratio of expenses to average net assets(b)<F16>       0.96%      0.80%      0.90%      0.89%       0.86%
        Capital contributions(a)<F15>                            --         --         --         --       0.13%
        Ratio of net investment income to average net         3.23%      5.50%      4.26%      4.65%       4.71%
          assets(b)<F16>



(a)<F15> In 1997, the Advisor made capital contributions to offset losses in securities. Without those capital contributions, the adjusted total return would have been 4.67% for 1997.
(b)<F16> For the years ended December 31, 1999, 1998 and 1997, the Advisor and administrator voluntarily waived a portion of their fees. Without these voluntary waivers and expense reimbursements, the ratios of net investment income and expenses to average net assets would have been as follows:



                                           FOR THE YEARS ENDED DECEMBER 31,
                                          ----------------------------------

                                          2001   2000   1999    1998    1997
                                          ----   ----   ----    ----    ----
Ratio of expenses to average net assets    n/a    n/a  0.93%   0.96%   0.94%

Ratio of net investment income             n/a    n/a  4.23%   4.58%   4.63%
  to average net assets



                             CLASS B RETAIL SHARES
                             ---------------------
                                                                                                           FOR THE PERIOD FROM
                                                                                                             DECEMBER 15, 1999
                                                                                                              (COMMENCEMENT OF
                                                                                                                OPERATIONS) TO
                                                                 FOR THE YEARS ENDED DECEMBER 31,            DECEMBER 31, 1999
                                                                 ---------------------------------           -----------------

                                                                      2001               2000
                                                                      ----               ----
(Selected data for each Class B retail share of the Fund
outstanding throughout the period)

Net asset value, beginning of period                                 $1.00              $1.00                     $1.00
                                                                     -----              -----                     -----
Income from investment operations:
        Net investment income                                         0.03               0.05                        --

Less distributions:
        Dividends from net investment income                         (0.03)             (0.05)                       --
                                                                     -----              -----                     -----
Net asset value, end of period                                       $1.00              $1.00                     $1.00
                                                                     -----              -----                     -----
                                                                     -----              -----                     -----

Total investment return                                              2.75%              5.05%                     3.47%*<F17>

Ratios/Supplemental Data:
        Net assets, end of period (to nearest thousand)             $6,674             $3,332                      $117
        Ratio of expenses to average net assets                      1.60%              1.40%                     1.39%*<F17>
        Ratio of net investment income to average net assets         2.40%              4.94%                     3.47%*<F17>


*<F17>  Annualized.

If you have any questions about the Fund or would like more information, including a free copy of the Fund's Statement of Additional Information ("SAI"), or its Annual or Semi-Annual Reports, you may call or write North Track at:


NORTH TRACK FUNDS, INC.
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin  53202
1-800-826-4600


The SAI, which contains more information about the Fund, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semi-Annual Reports, also filed with the SEC, discuss market conditions and investment strategies that affected the Fund's performance during the prior fiscal year and six-month fiscal period, respectively.

To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this in-formation can be obtained, for a duplicating fee, by electronic request to E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Investment Company Act File No. 811-4401.


NORTH TRACK FUNDS, INC.                ACCOUNTING/PRICING AGENT

1-800-826-4600                         B.C. Ziegler and Company
                                       215 North Main Street
Sales and Marketing                    West Bend, Wisconsin 53095
250 East Wisconsin Avenue
Suite 2000                             TRANSFER AND DIVIDEND DISBURSING AGENT
Milwaukee, Wisconsin 53202
                                       PFPC Global Fund Services
Operations and Accounting              P.O. Box 60504
215 North Main Street                  King of Prussia, Pennsylvania  19406
West Bend, Wisconsin  53095
                                       CUSTODIAN
INVESTMENT ADVISOR
                                       Union Bank of California
B.C. Ziegler and Company               475 Sansome Street
Suite 2000                             San Francisco, California 94111
Milwaukee, Wisconsin 53202
                                       COUNSEL
DISTRIBUTOR
                                       Quarles & Brady LLP
B.C. Ziegler and Company               411 East Wisconsin Avenue
250 East Wisconsin Avenue              Milwaukee, Wisconsin 53202
Suite 2000
Milwaukee, Wisconsin 53202             AUDITOR

                                       Arthur Andersen LLP
                                       100 East Wisconsin Avenue
                                       Milwaukee, Wisconsin 53202



                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND


                  CLASS Y COMMON STOCK (INSTITUTIONAL SHARES)


     The Cash Reserve Fund (the "Fund") is a mutual fund series of North Track Funds, Inc. ("North Track"). The Fund, a money market fund, seeks to provide investors with a high level of current income consistent with stability of principal and the maintenance of liquidity. The Fund invests primarily in domestic money market securities with a weighted average maturity of 90 days or less. The longest maturity will be 397 days. B.C. Ziegler and Company (the "Advisor") is the Fund's investment advisor.


     The Fund offers three classes of shares, Class B Common Stock and Class X Common Stock (the "Retail Shares") and Class Y Common Stock (the "Institutional Shares") (referred to together as the "Classes"). This Prospectus discusses only Institutional Shares. The Fund's Retail Shares are offered by a separate prospectus.


     This Prospectus has information you should know before you decide to purchase Institutional Shares of the Fund. Please read it carefully and keep it with your investment records. There is a table of contents on the next page which allows you to quickly find information about investment strategies, buying and selling shares and other information about the Fund.



     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.



THE DATE OF THIS PROSPECTUS IS MAY 1, 2002.


                                QUICK REFERENCE


INVESTMENTS, RISKS AND PERFORMANCE SUMMARY:



Investment objectives and risks associated with the Fund                      1
Performance information                                                       1
Fees and expenses                                                             1



MANAGEMENT:


Investment Advisor                                                            3

ACCOUNT INFORMATION, SHAREHOLDER SERVICES AND HOW TO BUY OR SELL SHARES:

How to buy Fund shares (including sales charges
  and combined purchase programs)                                             3
How to redeem Fund shares                                                     4

                              RISK/RETURN SUMMARY

     INVESTMENT OBJECTIVE. The Cash Reserve Fund seeks to provide investors with a high a level of current income consistent with the stability of principal and the maintenance of liquidity.

     PRINCIPAL  INVESTMENT  STRATEGIES.   The  Advisor's  principal   investment
strategies include:

     o    Investing  in   U.S.  dollar-denominated   money  market   securities,
          including U.S. Government securities and repurchase agreements.

     o Investing more than 25% of total assets in the financial services industry.

     o    Investing in compliance with industry-standard requirements for  money
          market  funds  for  the  quality,  maturity  and  diversification   of
          investments.

     PRINCIPAL INVESTMENT RISKS. The Fund is subject to the following principal investment risks:

     o Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.

     o Financial Services Exposure. Changes in government regulation or economic downturns can have a significant negative affect on issuers in the financial services sector. The Fund frequently concentrates its investments in this sector.

     o Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

     An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.

     PERFORMANCE INFORMATION. The bar chart and table below provide you with information regarding the Fund's annual return on its Institutional Shares. You should bear in mind that past performance is not an indication of future results.

     The bar chart demonstrates the variability of the annual total returns of the Fund for the calendar years indicated. In 1997, the Advisor made capital contributions to the Fund to offset certain capital losses. The Advisor also waived fees and/or reimbursed expenses to the Fund for certain years. Without those contributions, waivers and reimbursements, the returns for those years would have been lower.

                           YEAR-BY-YEAR TOTAL RETURN


                              1996           5.19%
                              1997           5.21%
                              1998           5.15%
                              1999           4.67%
                              2000           6.01%
                              2001           3.78%



          HIGHEST QUARTERLY RETURN:          LOWEST QUARTERLY RETURN:
          1.56%, 3rd Quarter 2000            0.51%, 4th Quarter 2001


     The table below shows the average annual total returns on the Fund's Institutional Shares for the periods presented:


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED
DECEMBER 31, 2001)
------------------
One Year                               3.78%
Five Years                             4.96%
Since Inception (January 1, 1996)      5.00%



     The seven-day yield on the Fund's Institutional Shares as of December 31, 2001 was 1.60%. For current yield information, please call 1-800-826-4600.


     FEES AND EXPENSES. You should carefully consider fees and expenses when choosing a money market fund. As a shareholder, you pay the costs of operating a fund, plus any transaction costs associated with buying, selling and exchanging shares.


     Annual fund operating expenses are expenses that a money market fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services and other activities of the money market fund. Money market funds pay annual operating expenses out of their assets. Therefore, operating expenses reduce your total return.


     The following table describes the  fees and expenses that   you may pay  if
you buy, hold, sell or exchange Institutional Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases
and Reinvested Distributions                                       None
Redemption Fee(1)<F18>                                             None
Exchange Fee                                                       None



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                   0.20%
Distribution (12b-1) Fees                                          None
Other Expenses                                                    0.36%
                                                                  -----
Annual Fund Operating Expenses                                    0.56%
                                                                  -----
                                                                  -----


(1)<F18> We charge investors a wire redemption fee, which is currently $12.00 per wire. Also, there is a $10.00 service fee for redemptions of less than $250 made by check.


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds. It assumes that



          o    You invest $10,000 for the periods shown;



          o    Your investment has a 5% return each year;



          o    The Fund's operating expenses remain the same.



     Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



   AFTER 1 YEAR       AFTER 3 YEARS       AFTER 5 YEARS        AFTER 10 YEARS
   ------------       ------------        ------------         --------------
       $57                $179                $313                  $701


     If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."

                      INVESTMENT OBJECTIVES AND STRATEGIES

INVESTMENT OBJECTIVE

     The Fund seeks to provide investors with a high level of current income consistent with the stability of principal and the maintenance of liquidity.

INVESTMENT STRATEGIES

     To achieve its investment objective, the Fund invests in U.S. dollar-denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic branches and subsidiaries of foreign banks; repurchase agreements and high quality domestic commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. In addition, the Fund may lend portfolio securi-ties, enter into reverse repurchase agreements and, to a limited extent, invest in securities issued by foreign banks and corporations outside the United States.

     The Fund may invest more than 25% of its total assets in obligations of domestic branches of domestic banks.

     In buying and selling securities for the Fund, the Advisor complies with industry-standard requirements for money market funds regarding the quality, maturity and diversification of the fund's investments. The Advisor stresses maintaining a stable $1.00 share price, liquidity and income.


     The Board of Directors of North Track has established minimum credit standards governing the securities that the Fund may purchase. Among other requirements, the Fund's securities must be rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (unless the instrument is rated by only one such rating agency, in which case a single rating is sufficient) or, if unrated, are determined by the Advisor to be of comparable quality under the Board of Directors' guidelines and procedures. The Fund will invest at least 95% of its total assets in securities rated in the highest category or, if unrated, determined by the Advisor to be of comparable quality. The rating organizations that rate the money market instruments in which the Fund may invest include Moody's Investors Service, Inc., Standard & Poor's, Duff & Phelps, Fitch Ratings and Thomson Bank Watch, Inc.


DESCRIPTION OF PRINCIPAL SECURITY TYPES

     Money Market securities are high quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity. Taxable money market securities include bank certificates of deposit, bank acceptances, bank time deposits, notes, commercial papers and U.S. Government securities.

     U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government Securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

     A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

INVESTMENT RISKS

     Many factors affect the Fund's performance. The Fund's yield will change daily based on changes in interest rates and other market conditions. Although the Advisor manages the Fund to maintain a stable $1.00 share price, there is no guarantee that it will be successful. For example, a major increase in short-term interest rates or a decrease in the credit quality of the issuer of one of the Fund's investments could cause the Fund's share price to decrease. It is important to note that neither the Fund's share prices nor its yield are guaranteed by the U.S. Government.

     The following factors may significantly affect the Fund's performance:

     Interest Rate Changes. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security will fall when interest rates rise and will rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services industry tend to be more sensitive to interest rate changes. Sometimes securities have new or novel features that are designed for specific market environments. If the structure of the security does not function as planned, the security could decline in value. Also, the behavior of these securities under various and changing market environments is not always well understood. Their values can decline unexpectedly.

     Financial Services Exposure. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

     Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions all can affect the credit quality or value of an issuer's securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes.

                                   MANAGEMENT

INVESTMENT ADVISOR


     B.C. Ziegler and Company ("Ziegler" or the "Advisor") is the investment advisor for the Fund. Ziegler also serves as distributor, accounting/pricing agent and administrative servicing agent for the Fund. In addition to managing the Fund and the other North Track funds, Ziegler provides counseling services to retail and institutional clients to help them select investment advisors appropriate to manage their assets. In this capacity, Ziegler monitors and assesses the performance of numerous investment advisers and makes rec-ommendations to its clients. As of April 1, 2002, Ziegler and its affiliates had approximately $2.0 billion of assets under discretionary management. Ziegler is a wholly-owned subsidiary of The Ziegler Companies, Inc., a publicly owned financial services holding company. Ziegler's address is 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202.



     Ziegler provides the Fund with overall investment advisory services and administrative services. For the year ended December 31, 2001, the Fund paid 0.20% of its average net assets in advisory fees.


                               PURCHASING SHARES

GENERAL INFORMATION

     You may buy Institutional Shares through Ziegler and selected dealers. You also may purchase shares in connection with asset allocation programs, wrap free programs and other programs of services offered or administered by broker-dealers, investment advisors, financial institutions and certain other service providers, provided the program meets certain standards established from time to time by Ziegler.

MINIMUM PURCHASE AMOUNTS

     The Fund has established minimum amounts that you must invest to open an account initially, and to add to the account at later times. These minimum investment amounts help the Fund control its operating expenses. The Fund incurs certain fixed costs with the opening and maintaining of every account and the acceptance of every additional investment, regardless of the amount of the investment involved. If the Fund accepted and maintained numerous small shareholder accounts and small additional investments, its operating expense ratio would increase and its total return would decline. The table below shows the minimum initial investment amounts and additional investment amounts cur-rently in effect for the Fund for Institutional Shares:

                              MINIMUM INITIAL        MINIMUM ADDITIONAL
TYPE OF INVESTOR             INVESTMENT AMOUNT        INVESTMENT AMOUNT
----------------             -----------------        -----------------
Institutional Investors           $50,000                   $100

METHODS FOR PURCHASING SHARES


     You must pay for shares of the Fund in U.S. dollars and your check must be drawn on a U.S. bank. North Track will not accept cash or traveler's checks. If your check does not clear, we will cancel your purchase and you will be responsible for any losses and any applicable fees. If you buy shares by any type of check, wire transfer or automatic investment purchase, and soon thereafter you decide to redeem your shares, we may postpone making your redemption payment for 15 days or until your check has cleared, whichever is earlier. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares redeemed has been received by North Track.


     We consider your order for the purchase of shares to have been received when it is physically received by the Transfer Agent. If your purchase order is received prior to 12:00 noon (Eastern Time), we will invest it at the net asset value computed for the Fund on that day. If your order is received after 12:00 noon (Eastern Time), we will invest it at the net asset value determined for the Fund the next business day.

     The following describes the different ways in which you may purchase shares and the procedures you must follow in doing so.


METHOD                                        STEPS TO FOLLOW
------                                        ---------------

BY MAIL                      TO OPEN A NEW ACCOUNT                   TO ADD TO AN EXISTING ACCOUNT
Mail to:                     1. Complete the Account Application     1. Complete the Additional
-------                         included in this prospectus.            Investment form included with
                                                                        your account statement.
North Track                  2. Make your check payable to: "North      Alternatively, you may write a
c/o PFPC Global Fund            Track."                                 note indicating your account
Services                                                                number.
P.O. Box 60504                  Note: The amount of
King of Prussia, PA 19406       ----                                 2. Make your check payable to "North
                                your purchase must meet the             Track."
Overnight Mail to:              applicable minimum initial
-----------------               investment account.  See             3. Mail the Additional Investment
                                "Purchasing Shares - Minimum            Form (or note) and your check.
North Track                     Purchase Amounts."
c/o PFPC Global Fund
Services                     3. Mail the completed Account
211 S. Gulph Road               Application and your check.
King of Prussia, PA 19406


WIRE                         TO OPEN A NEW ACCOUNT                   TO ADD TO AN EXISTING ACCOUNT

                             Not Applicable                          You may purchase shares by wire
                                                                     provided you advise North Track in
                                                                     advance.  Wire funds to Boston Safe
                                                                     Deposit & Trust Company, Everett,
                                                                     MA, ABA #011001234, Account #044865,
                                                                     N/O PFPC as Agent, F/B/O North Track
                                                                     Funds, Inc.

                                                                     Wire purchase instructions must
                                                                     include the name of the Fund, the
                                                                     Class of shares and your account
                                                                     number.

                                REDEEMING SHARES
GENERAL INFORMATION

     You may redeem any or all of your shares as described below on any day North Track is open for business. We redeem shares at net asset value. If your redemption order is received prior to 12:00 Noon (Eastern Time), the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the next business day.

REDEMPTIONS

     The following table describes different ways that you may redeem your shares, and the steps you should follow.

METHOD                     STEPS TO FOLLOW
------                     ---------------
BY TELEPHONE               You  may  use  North Track's  Telephone  Redemption
1-800-826-4600             Privilege  to  redeem shares  valued  at less  than
                           $50,000,  unless  you  have notified  the  Transfer
                           Agent of an  address change within the preceding 30
                           days.    The Transfer  Agent  will send  redemption
                           proceeds only to the shareholder of record at the address shown on the Transfer Agent's records.
                           However, if you have provided the Transfer Agent with a signature guarantee, the Transfer Agent will wire redemption proceeds to a predesignated bank account.

                           Unless you indicate otherwise on your account application, the Transfer Agent may accept redemption instructions received by telephone. The Telephone Redemption Privilege is not available for shares represented by stock certificates.


BY MAIL To redeem shares by mail, send the following information to the Transfer Agent:
Mail to:
-------                         o    A  written request for  redemption signed
North Track                          by   the  registered   owner(s)   of  the
c/o PFPC Global Fund                 shares,   exactly  as   the   account  is
  Services                           registered,     together     with     the
P.O. Box 60504                       shareholder's account number;
King of Prussia PA 19406
                                o    The  stock  certificates  for the  shares
Overnight Mail to:                   being redeemed, if any;
-----------------
                                o    Any  required  signature guarantees  (see
North Track                          "Other   Information  About  Redemptions"
c/o PFPC Global Fund                 below); and
  Services
211 S. Gulph Road               o    Any  additional documents which  might be
King of Prussia, PA  19406           required      for     redemptions      by
                                     corporations, executors, administrators, trustees, guardians, or other similar entities.


                           The Transfer Agent will redeem shares when it has received all necessary documents. The Transfer Agent will notify you promptly if it cannot accept your redemption. The Transfer Agent cannot accept redemption requests that specify a particular date for redemption or which specify any special conditions.

CHECKWRITING               Upon request,  you will be provided  with checks to
                           be   drawn  on  the  Fund   ("Redemption  Checks").
                           Redemption checks may be written for amounts up to $500,000. There is a $10.00 service fee for each check under $250.

RECEIVING REDEMPTION PROCEEDS

     You may request to receive your redemption proceeds by mail or wire. Follow the steps outlined below. The Transfer Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares.

METHOD          STEPS TO FOLLOW
------          ---------------
BY MAIL         The  Transfer  Agent  mails  checks  for  redemption  proceeds typically within  one or  two days, but  not later  than seven
                days,  after  it  receives  the   request  and  all  necessary
                documents.  There is no charge for this service.


BY ACH The Transfer Agent normally will process ACH redemptions to your bank account at your designated financial institution two days after receiving your redemption request and all necessary documents. There is no charge for ACH redemptions.



BY WIRE The Transfer Agent will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Transfer Agent currently deducts a $12.00 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.


OTHER INFORMATION ABOUT REDEMPTIONS

     TELEPHONE REDEMPTIONS. By accepting the Telephone Redemption Privilege, you authorize PFPC Global Fund Services, as transfer agent (the "Transfer Agent"), to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You assume some risk for unauthorized transactions by accepting the Telephone Redemption Privilege. The Transfer Agent has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Transfer Agent, North Track, or any of their employees fails to abide by these procedures, North Track may be liable to a shareholder for losses the shareholder suffers from any resulting unauthorized transaction(s). However, neither the Transfer Agent, North Track nor any of their employees will be liable for losses suffered by you which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

     SIGNATURE GUARANTEES. To protect you, the Transfer Agent and North Track from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Transfer Agent to be sure that you are the person who has authorized a redemption from your account. We require signature guarantees for: (1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on North Track's records; (2) any redemptions by mail or telephone which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has been changed within the past thirty (30) days; (4) requests to transfer the registration of shares to another owner; and
(5) redemption requests for amounts over $50,000. North Track may waive these requirements in certain instances.

     The Transfer Agent will accept  signature guarantees from all  institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature. The Transfer Agent may require signature guarantees by NYSE Medallion Program participants.

     CHECKWRITING. When a redemption check is presented for payment, the Fund will redeem a sufficient number of full and fractional shares in your account as of the next determined net asset value to cover the check. You will continue to earn income dividends until a redemption check is presented for payment. To use this method of redemption, you must complete and return the Account Information Form, which is available from North Track. Please do not attempt to use redemption checks to close your account. North Track may modify or terminate this privilege at any time.

     Unless otherwise authorized on the Account Information Form, redemption checks must be signed by all account owners. If the Fund receives written notice from any owner revoking another owner's authority to sign individually, the signatures of all account owners will be required for payment on any redemption check. Shares purchased by check may not be redeemed via redemption check until 15 days after funds for those shares have been received. You may not use checkwriting to redeem shares held in certificated form.

     The Fund may refuse to honor redemption checks whenever the right of redemption has been suspended, or if the account is otherwise impaired. A $10.00 service fee per check will be charged if (a) a redemption check for less than $250 is presented for payment, (b) the amount of a redemption check presented for payment exceeds the value of the investor's account, (c) a redemption check is presented that may not be cleared because it would require redemption of shares purchased by check within 15 days, or (d) a stop payment is requested.

     CLOSING SMALL ACCOUNTS. If you opened an account in the Prospect Hill Prime Money Market Fund prior to May 1, 1995 and transferred to the Fund in the Reorganization, and, due to redemption, your account drops below $500 for three months or more, the Fund may redeem your shares and close your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more. If your account was opened after May 1, 1995 and your account balance drops below $25,000 for three months or more, the Fund may redeem your shares and close your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $50,000 or more.

     SUSPENSION OF REDEMPTIONS. North Track may suspend the right to redeem shares of the Fund for any period during which: (1) the Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Fund to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the Fund's shareholders.

     REDEMPTIONS IN OTHER THAN CASH. It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of North Track, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize the Fund to make redemption payments in securities or other property of the Fund. However, the Fund will redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. If the Fund delivers any securities to you as payment of a redemption, we will value the securities at the same price assigned to them in computing the Fund's net asset value per share. You would incur brokerage costs when you sell any securities that the Fund distributes to you in this fashion.

                               OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE


     The Fund sells its shares at their net asset value per share. We determine the net asset value per share daily by adding up the total value of the Fund's investments and other assets and subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Fund. For this purpose, the Fund values its securities at amortized cost in accordance with procedures set forth in Rule 2a-7 of the 1940 Act and policies and guidelines adopted by North Track's Board of Directors. The net asset value per share is calculated each business day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange (the "Exchange") or on any other day when the Exchange is closed. The calculation is as of 12:00 noon (Eastern Time) on each business day.


DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENTS

     The Fund earns interest, dividends and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gains distributions. Distributions you receive from the Fund consist primarily of dividends. The Fund normally declares dividends daily and pays them monthly. Dividends may be taken in cash or additional shares at net asset value. Unless you have elected in writing to the Transfer Agent to receive dividends and capital gain dis-tributions in cash, the Fund automatically will reinvest your dividends in additional shares of the Fund.


     Capital gains distributions, if any, in the Fund will be declared annually and normally will be paid within 60 days after the end of the fiscal year.


TAX STATUS

     Distributions you receive from the Fund are subject to federal income tax, and may also be subject to state or local taxes. The dividends that the Fund pays from its taxable net investment income and the distributions that the Fund makes from its net realized short-term capital gains generally will be taxable to you as ordinary income. This is true whether you elect to receive your dividends and distributions in cash or in additional shares of the Fund. The Fund does not expect that it will have any long-term capital gains, and thus does not contemplate paying distributions that would be taxable to you as long-term capital gains.

     The Fund will mail statements to shareholders annually regarding the tax status of its dividends and distributions, if any. You should consult your own tax adviser to assess the consequences of investing in the Fund under tax laws applicable to you. In particular, because the Fund invests a significant portion of its assets from time to time in U.S. Government securities, you should ascertain the status under state and local laws of dividends that the Fund pays to you which represent interest that the Fund earns on its U.S. Government securities.

     Any taxable distributions you receive from the Fund will normally be taxable to you when you receive them, regardless of your distribution option. However, distributions declared in December and paid in January each year are taxable as if paid on December 31 of the earlier year.


PRIVACY:  A FUNDAMENTAL CONCERN



     At North Track we are committed to protecting your privacy. We understand that as a North Track investor you entrust not only your money to us, but also your personal and financial information. Because we respect your fundamental right to maintain the confidentiality of this information, we have created this Privacy Policy to assure you we make it a priority to protect your information.



WE DO NOT SELL CLIENT INFORMATION TO ANYONE.



     YOUR PERSONAL INFORMATION.   When you  purchase shares or  inquire about  a
transaction with North Track, you typically provide us with certain personal information. This information may include:



     o  Name and address
     o  Social Security or taxpayer identification number
     o  Beneficiary information
     o  Bank account information
     o  Investments at other institutions



     OUR COMMITMENT TO YOUR PRIVACY. We do not sell information about current or former clients or their accounts to unaffiliated third parties, nor do we disclose it to third parties unless necessary to complete transactions at your request or to service an account. For example, we may share information with companies that perform services on our behalf. One such service provider is the transfer agent for the Fund, PFPC Global Fund Services, which opens accounts, processes transactions and mails account statements. We require that each such company agree to share or use your information only for those purposes for which they were hired. Also, we may provide information to auditors or regulators but only as required by law.



     In order to protect your personal information, North Track maintains physical, electronic and procedural safeguards, and limits access to your information to those authorized employees who need it in order to perform their jobs.



     If you have any questions regarding our privacy policy please feel free to call North Track at 800-826-4600.


                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Institutional Share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, is included in the Annual Report to Shareholders. The Annual Report is available upon request.


                                                              CASH RESERVE FUND (INSTITUTIONAL SHARES)
                                                      --------------------------------------------------------

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------------------

                                                       2001        2000        1999         1998         1997
                                                       ----        ----        ----         ----         ----
(Selected data for each institutional share of the
Fund outstanding throughout the periods)

Net asset value,  beginning of period                 $1.00       $1.00       $1.00        $1.00        $1.00
                                                      -----       -----       -----        -----        -----
Income from  investment  operations:
  Net investment income                                0.04        0.06        0.05         0.05         0.05

Less distributions:
  Dividends from net investment income                (0.04)      (0.06)      (0.05)       (0.05)       (0.05)
                                                     ------      ------      ------       ------        -----
Net asset value, end of period                        $1.00       $1.00       $1.00        $1.00        $1.00
                                                      -----       -----       -----        -----        -----
                                                      -----       -----       -----        -----        -----

Total investment return(b)<F20>                       3.78%       6.01%       4.67%        5.15%        5.21%

Ratios/ supplemental data:
  Net assets, end of period (to nearest thousand)   $62,250     $32,800     $10,536      $19,889      $33,057

  Ratio of expenses to average net assets(a)<F19>     0.56%       0.50%       0.58%        0.48%        0.45%
  Capital contributions(b)<F20>                          --          --          --           --        0.17%
  Ratio of net investment income to average net       3.57%       6.00%       4.54%        5.06%        5.10%
    assets(a)<F19>



(a)<F19> For the years ended December 31, 1999, 1998 and 1997, the advisor and administrator voluntarily waived a portion of their fees. Without these voluntary waivers, the ratios would have been as follows:



                                            For the years ended December 31,
                                          ------------------------------------

                                          2001    2000    1999    1998    1997
                                          ----    ----    ----    ----    ----
Ratio of expenses to average net assets n/a n/a 0.62% 0.55% 0.54% Ratio of net investment income
to average net assets                      n/a     n/a   4.50%   4.99%   5.01%


(b)<F20> During 1997, the advisor made capital contributions to offset losses in securities. Had the advisor not made capital contributions, the adjusted total return would have been 5.04%.


If you have any questions about the Fund or would like more information, including a free copy of the Fund's Statement of Additional Information ("SAI"), or its Annual or Semi-Annual Reports, you may call or write North Track at:



NORTH TRACK FUNDS, INC.
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin  53202
1-800-826-4600


The SAI, which contains more information about the Fund, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semi-Annual Reports, also filed with the SEC, discuss market conditions and investment strategies that affected the Fund's performance during the prior fiscal year and six-month fiscal period, respectively.


To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, for a duplicating fee, by electronic request to E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.


Investment Company Act File No. 811-4401.


NORTH TRACK FUNDS, INC.                 ACCOUNTING/PRICING AGENT

1-800-826-4600                          B.C. Ziegler and Company
                                        215 North Main Street
Sales and Marketing                     West Bend, Wisconsin  53095
250 East Wisconsin Avenue
Suite 2000                              TRANSFER AND DIVIDEND DISBURSING AGENT
Milwaukee, Wisconsin  53202
                                        PFPC Global Fund Services
Operations and Accounting               P.O. Box 60504
215 North Main Street                   King of Prussia, Pennsylvania 19406
West Bend, Wisconsin  53095
                                        CUSTODIAN
INVESTMENT ADVISOR
                                        Union Bank of California
B.C. Ziegler and Company                475 Sansome Street
250 East Wisconsin Avenue               San Francisco, California 94111
Suite 2000
Milwaukee, Wisconsin  53202             COUNSEL

DISTRIBUTOR                             Quarles & Brady LLP
                                        411 East Wisconsin Avenue
B.C. Ziegler and Company                Milwaukee, Wisconsin 53202
250 East Wisconsin Avenue
Suite 2000                              AUDITOR
Milwaukee, Wisconsin  53202
                                        Arthur Andersen LLP
                                        100 East Wisconsin Avenue
                                        Milwaukee, Wisconsin 53202


STATEMENT OF ADDITIONAL INFORMATION
  DATED MAY 1, 2002
NORTH TRACK FUNDS, INC.
WISCONSIN TAX-EXEMPT FUND
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin  53202
1-800-826-4600


     This Statement of Additional Information and the related Prospectus describe the Wisconsin Tax-Exempt Fund (the "Fund"), a mutual fund series of North Track Funds, Inc. ("North Track"). North Track offers other mutual funds by separate prospectuses and statements of additional information.



     You may obtain a Prospectus and purchase shares of the Fund from B.C. Ziegler and Company ("Ziegler" or the "Distributor"), 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202, telephone 1-800-826-4600, or from
Selected Dealers (see the Prospectus dated May 1, 2002 for more complete information, including an account application). This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Prospectus. This Statement of Additional Information provides details about the Fund that are not required to be included in the Prospectus, and should be viewed as a supplement to, and not as a substitute for, the Prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings defined for them in the Prospectus.



     The financial statements of the Fund and the report of the independent public accountants thereon are incorporated by reference into this Statement of Additional Information from the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2001. See "Financial Statements."


                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
STATEMENT OF ADDITIONAL INFORMATION                                          1
FUND HISTORY AND CAPITAL STOCK                                               2
INVESTMENT PROGRAM                                                           3
INVESTMENT RESTRICTIONS                                                     12
MANAGEMENT OF NORTH TRACK                                                   14
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                         25
PURCHASE OF SHARES                                                          25
PERFORMANCE INFORMATION                                                     27
DETERMINATION OF NET ASSET VALUE PER SHARE                                  31
TAX STATUS                                                                  32
PORTFOLIO TRANSACTIONS AND BROKERAGE                                        33
DISTRIBUTION EXPENSES                                                       33
COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS                                  35
FINANCIAL STATEMENTS                                                        35
APPENDIX A - SECURITIES RATINGS                                            A-1

                         FUND HISTORY AND CAPITAL STOCK

     North Track is a diversified, open-end, management investment company.   It
was organized in 1984 as a Maryland corporation. Until March 1, 2001, North Track was known as Principal Preservation Portfolios, Inc.


     The authorized common stock of North Track consists of ten billion shares, with a par value of $.001 per share. Shares of North Track are divided into nine mutual fund series, each with distinct investment objectives, policies and strategies. All nine North Track mutual funds, including the Fund described in this Statement of Additional Information, are listed below:



INCOME FUNDS                         STOCK FUNDS
------------                         -----------
Wisconsin Tax-Exempt Fund            S&P 100 Plus Fund
Tax-Exempt Fund                      PSE Tech 100 Index Fund
Government Fund                      Dow Jones U.S. Health Care 100 Plus Fund
Cash Reserve Fund (money market)     Dow Jones U.S. Financial 100 Plus Fund
                                     Managed Growth Fund


     The Tax-Exempt and Wisconsin Tax-Exempt Funds offer only Class A (front-end sales load) shares. The Government Fund offers both Class A and Class C shares. Shares of the Stock Funds are subdivided into three separate classes; namely, Class A shares, Class B shares (contingent deferred sales charge) and Class C shares. Shares of the Cash Reserve Fund also are subdivided into three separate classes; namely, Class X shares and Class B shares (together, "Retail Shares") and Class Y shares ("Institutional Shares").

     Separate  classes  of  shares  within  a  fund  have  identical   dividend,
liquidation and other rights. However, each class bears its separate distribution and shareholder servicing expenses and may have its own sales load structure. At the discretion of North Track's Board of Directors, each class may pay a different share of other expenses (not including advisory or custodial fees or other expenses related to the management of the fund's assets) if the separate classes incur those expenses in different amounts, or if one class receives services of a different kind or to a different degree than another class within the same fund. Each fund allocates all other expenses to each class of its shares on the basis of the net asset value of that class in relation to the net asset value of the particular fund.

     The Board of Directors of North Track may authorize the issuance of additional series and, within each series, individual classes, and may increase or decrease the number of shares in each series or class.

     Each share of North Track, when issued and paid for in accordance with the terms of the offering, will be fully paid and nonassessable. Shares of stock are redeemable at net asset value, at the option of the shareholder. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share.

     Each share of North Track has one vote on each matter presented to shareholders. All shares of North Track vote together on matters that affect all shareholders uniformly, such as in the election of directors. On matters affecting an individual fund (such as approval of advisory or sub-advisory contracts and changes in fundamental policies of that fund) a separate vote of the shares of that fund is required. On matters that uniquely affect a particular class of shares (such as an increase in 12b-1 fees for that class), a separate vote by the shareholders of that class of shares is required. Shares of a fund or class are not entitled to vote on any matter that does not affect that fund or class.

     The phrase "majority vote" of the outstanding shares of a class, fund or North Track means the vote of the lesser of: (1) 67% of the shares of the class, fund or North Track, as the case may be, present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of the class, fund or North Track, as the case may be.

     As a Maryland corporation, North Track is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment advisory contract.

                               INVESTMENT PROGRAM

     The Prospectus describes the investment objective and principal investment strategies of the Fund. Certain other investment strategies and policies of the Fund are described in greater detail below.

INFORMATION ABOUT THE ECONOMIES OF PUERTO RICO AND GUAM

     From time to time the Fund may invest a significant portion of its assets in Tax Exempt Obligations issued by or on behalf of Puerto Rico or Guam or their respective agencies or instrumentalities.


     PUERTO RICO  ECONOMY.   Once  primarily  supported by  agriculture,  Puerto
Rico's economy now has a diverse manufacturing base. Principal industries include pharmaceuticals, chemicals, machinery, electronics, apparel, food products and tourism. The estimated composition of Puerto Rico's gross domestic product by sector is 54% for services, 45% for industry and 1% for agriculture. Puerto Rico's unemployment rate (seasonally adjusted) remains relatively high at approximately 11%-13%, and per capita income is less than the U.S. average. Puerto Rican workers are covered by U.S. minimum wage laws. Debt ratios for the Commonwealth are high as it assumes much of the responsibility for financing improvements in the local infrastructure.


     Historically, Puerto Rico's economic base was centered around tax advantages offered to U.S. manufacturing firms. However, legislation passed in 1996 significantly reduced those incentives, with a general phase-out by 2006 for corporations with operations on the island. While Puerto Rico may have time to find other sources of economic growth, it is still uncertain what effect the reduction in tax incentives will have on Puerto Rico's economic stability and on the market for its municipal securities.


     Most of Puerto Rico's debit is issued by 10 of the major public agencies that are responsible for many public functions, such as water, wastewater, highways, telecommunications, education and public construction.



     GUAM ECONOMY. Tourism and, to a lesser extent, the U.S. military contribute significantly to Guam's economy. The United States recently reduced its military presence in Guam, which has had a negative effect on the local economy. Tourism also has suffered in recent years as a result of natural disasters, political events, terrorist activity and domestic economic difficulties in countries that historically have contributed large numbers of tourists to Guam, particularly Japan. If these negative trends continue and/or other negative developments occur, they could lead to economic instability and volatility in the Guam municipal securities markets. Public sector employment in Guam is significant with approximately 40% of the labor force working for the local government or in federal jobs. The rest of the labor force works in the private sector. Major private sector employment categories include construction, trade and services.


INFORMATION REGARDING TAX-EXEMPT INVESTMENTS

     Before investing in the Fund, an investor may wish to determine which investment - tax-free or taxable - will provide a higher after-tax return. To make such a comparison, the yields should be viewed on a comparable basis. The table below illustrates, at the tax brackets provided in the Internal Revenue Code of 1986, as amended, and Chapter 71 of the Wisconsin Statutes, the yield an investor would have to obtain from taxable investments to equal tax-free yields ranging from 4.00% to 7.00%. An investor can determine from the following table the taxable return necessary to match the yield from a tax-free investment by locating the tax bracket applicable to the investor, and then reading across to the yield column which is closest to the yield applicable to the investor's investment. This presentation illustrates current tax rates, and will be modified to reflect any changes in such tax rates.


                        TAX-FREE V. TAXABLE INCOME*<F21>
                                                                                TAX-FREE YIELD
                                                     -------------------------------------------------------------------

        2002 TAXABLE INCOME*<F21>                      4.00%       5.00%       5.50%      6.00%       6.50%       7.00%
-----------------------------------------            -------------------------------------------------------------------

                                          MARGINAL
JOINT RETURN:         SINGLE RETURN:        RATE                           EQUIVALENT TAXABLE YIELD
-------------         --------------      --------   -------------------------------------------------------------------

$0 - $12,000          $0 - $6,000           10.0%      4.44%      5.56%       6.11%       6.67%       7.22%       7.78%
$12,001 - $46,700     $6,001 - $27,950      15.0%      4.71%      5.88%       6.47%       7.06%       7.65%       8.24%
$46,701 - $112,850    $27,951 - $67,700     27.0%      5.48%      6.85%       7.53%       8.22%       8.90%       9.59%
$112,851 - $171,950   $67,701 - $141,250    30.0%      5.71%      7.14%       7.86%       8.57%       9.29%      10.00%
$171,951 - $307,050   $141,251 - $307,050   35.0%      6.15%      7.69%       8.46%       9.23%      10.00%      10.77%
Over $307,050         Over $307,050         38.6%      6.51%      8.14%       8.96%       9.77%      10.59%       1.40%


*<F21> Net amount subject to federal income tax after deductions and exemptions

TAX EXEMPT OBLIGATIONS

     As used in this Statement of Additional Information, the term "Tax Exempt Obligations" refers to debt obligations issued by or on behalf of a state or territory of the United States or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income tax (except, in certain instances, the alternative minimum tax, depending upon the shareholder's tax status) and from the Wisconsin personal income tax.

     Obligations of issuers of Tax Exempt Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the issuer's ability to generate tax revenues. There is also the possibility that, as a result of litigation or other conditions, the authority or ability of an issuer to pay, when due, the principal of and interest on its Tax Exempt Obligations may be materially affected.

     From time to time, legislation has been introduced in Congress for the purpose of restricting the availability of or eliminating the federal income tax exemption for interest on Tax Exempt Obligations, some of which have been enacted. Additional proposals may be introduced in the future which, if enacted, could affect the availability of Tax Exempt Obligations for investment by the Fund and the value of securities held by the Fund. In such event, management of each Fund may discontinue the issuance of shares to new investors and may re-evaluate the Fund's investment objective and policies and adopt and implement possible changes to them and the investment program of the Fund.

NON-INVESTMENT GRADE BONDS

     The Fund may invest up to 20% of its assets in non-investment grade bonds (those rated below the four highest categories by Moody's or S&P or judged by the Advisor to be of comparable quality), provided that the Fund may not invest in bonds rated below B at the time of purchase. These so-called "junk bonds" are regarded, on balance, as predominantly speculative with respect to the capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. While such bonds typically offer higher rates of return than investment grade bonds, they also involve greater risk, including greater risk of default. An economic downturn could severely disrupt the market for such high yield bonds and adversely affect their value and the ability of the issuers to repay principal and interest. The rate of incidence of default on junk bonds is likely to increase during times of economic downturns and extended periods of increasing interest rates. Yields on junk bonds will fluctuate over time, and are generally more volatile than yields on investment grade bonds.

     The secondary trading market for junk bonds may be less well established than for investment grade bonds, and such bonds may therefore be only thinly traded. As a result, there may be no readily ascertainable market value of such securities, in which case it will be more difficult for the Board of Directors of the Fund to accurately value the securities, and consequently the investment portfolio. Under such circumstances, the Board's subjective judgment will play a greater role in the valuation. Additionally, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the val-ues and liquidity of junk bonds, especially in a thinly traded market. To the extent such securities are or become "illiquid" in the judgment of the Board of Directors, the Fund's ability to purchase and hold such securities will be subject to its investment restriction limiting its investment in illiquid securities. See "Investment Restrictions."

     As noted above, the Fund will not invest in junk bonds that are rated below the sixth rating categories by Moody's or S&P (B for Moody's and for S&P) or judged comparable by the Advisor. Bonds rated in the fifth category (Ba for Moody's and BB for S&P) have less near-term vulnerability to default than other speculative issues; however, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Nonetheless, business and financial alternatives available to obligors of such bonds can generally be identified which could assist them in satisfying their debt service requirements. Bonds rated in the sixth category are considered highly speculative. While the issuers of such bonds must be currently meeting debt service requirements in order to achieve this rating, adverse business, financial or economic conditions could likely impair the issuer's capacity or willingness to pay interest and repay principal. A detailed description of the characteristics associated with the various debt credit ratings established by S&P and Moody's is set forth in Appendix A to this Statement of Additional Information.

     While rating categories help identify credit risks associated with bonds, they do not evaluate the market value risk of junk bonds. Additionally, the credit rating agencies may fail to promptly change the credit ratings to reflect subsequent events. Accordingly, North Track's Board of Directors and the Advisor continuously monitor the issuers of junk bonds held by the Fund to assess and determine whether the issuers will have sufficient cash flow to meet required principal and interest payments, and to assure the continued liquidity of such bonds so that the Fund can meet redemption requests.

STATE OR MUNICIPAL LEASE OBLIGATIONS


     The Fund may invest in state or municipal leases and participation interests therein. The leases may take the form of a lease, an installment purchase or a conditional sales contract or a participation certificate in any of the above. Such leases may be entered into by state and local governments and authorities to purchase or lease a wide array of equipment such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. State or municipal lease obligations frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies.


     The constitution and statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. Depending on the circumstances, these requirements may include approving voter referenda, debt limits, interest rate limits and public sale requirements. Leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (i) the inclusion in many leases or contracts of "nonappropriation" clauses that provide that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis (the "nonappropriation" clause); (ii) the exclusion of a lease or conditional sales contract from the definition of indebtedness under relevant state law; or (iii) a provision in the lease for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.


     An investment in municipal lease obligations is generally less liquid than an investment in comparable tax-exempt bonds because there is a limited secondary trading market for such obligations. Furthermore, if the lease is terminated by the public body for nonappropriation or other reason not constituting a default under the lease, the lessor, or holder of a participation interest in the lease, is limited solely to repossession of the leased property without any recourse to the general credit of the public body. The disposition of the leased property by the lessor in the event of termination of the lease might, in many cases, prove difficult or result in loss. Accordingly, municipal lease obligations will be characterized by the Fund as illiquid for purposes of determining whether it complies with its investment limitation with respect to illiquid securities, except where North Track's Board of Directors or a committee delegated by the Board determines such a municipal lease obligation is liquid.


GOVERNMENT SECURITIES

     As set forth in the Prospectus, under certain circumstances and subject to certain limitations, the Fund may invest in obligations and instruments, the interest on which is includable in gross income for purposes of federal and state income taxation, including obligations of the U.S. government, its agencies or instrumentalities. Direct obligations issued by the U.S. Treasury include bills, notes and bonds which differ from each other only as to interest rate, maturity and time of issuance. Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years.

     Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury, other obligations are secured by the right of the issuer to borrow from the Treasury or are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, and other obligations are supported only by the credit of the instrumentality itself. Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund will invest in such securities only when the Advisor is satisfied that the credit risk with respect to the issuer is appropriate for the Fund.

REPURCHASE AGREEMENTS

     The Fund may from time to time enter into repurchase agreements in accordance with the limits set forth in the Prospectus. Repurchase agreements involve the purchase by the Fund of securities with the condition that, after a stated period of time, the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities
("collateral") at a predetermined price or yield. The Fund may invest in repurchase agreements of a duration of seven days or less subject to the limits on such investments stated in the Prospectus. The Fund's ability to invest in repurchase agreements that mature in more than seven days is subject to the limits stated in the Prospectus as well as its investment restriction limiting investment in "illiquid" securities.

     The Fund's custodian will hold the securities underlying any repurchase agreement as collateral or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the obligor under the agreement will promptly furnish additional collateral to the custodian so that the total collateral is an amount at least equal to the repurchase price plus accrued interest. The difference between the amount the Fund pays for the securities and the amount it receives upon resale is accrued as interest and reflected in its net income.

     In determining whether to enter into a repurchase agreement, the Advisor will take into account the creditworthiness of the original seller. In the event the seller of the repurchase agreement becomes the subject of a bankruptcy or insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying security as agreed, the Fund could experience losses that include: (1) possible decline in the value of the collateral during the period that the Fund seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights; (2) possible loss of all or a part of the income or proceeds of the repurchase; (3) additional expenses to the Fund in connection with enforcing those rights; and (4) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities.

LENDING OF PORTFOLIO SECURITIES

     In order to generate income, the Fund may lend its portfolio securities to brokers, dealers and other institutional investors, provided the Fund receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By reinvesting the collateral it receives in these transactions, the Fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the Fund could lose money. For the purposes of this policy, the Fund considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. During the term of the loan, the Fund is entitled to receive interest and other distributions paid on the loaned securities, as well as any appreciation in the market value. The Fund also is entitled to receive interest from the institutional borrower based on the value of the securities loaned. From time to time, the Fund may return to the borrower, and/or a third party which is unaffiliated with North Track and which is acting as a "placing broker," a part of the interest earned from the investment of the collateral received for securities loaned.

     The Fund does not have the right to vote the securities loaned during the existence of the loan, but can call the loan to permit voting of the securities if, in the Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan is repaid. In the event of bankruptcy or other default of the borrowing institution, the Fund could experience delays in liquidating the loan collateral or recovering the loan securities, and incur risk of loss including: (1) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. To minimize these risks, the Advisor evaluates and continually monitors the creditworthiness of the institutional borrowers to which the Fund lends its securities.

     To minimize the foregoing risks, the Fund's securities lending practices are subject to the following conditions and restrictions: (1) the Fund may not make such loans in excess of 33% of the value of its total assets; (2) the Fund must receive cash collateral in an amount at least equal to 100% of the value of the securities loaned; (3) the institutional borrower must be required to increase the amounts of the cash collateral whenever the market value of the loaned securities rises above the amount of the collateral; (4) the Fund must have the right to terminate the loan at any time; (5) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions on the loaned securities and any increase in the market value of the loaned securities; and (6) the Fund may not pay any more than reasonable custodian fees in connection with the loan.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Fund may purchase or sell securities in when-issued or delayed delivery transactions. The Fund may not invest more than 5% of its net assets in these instruments. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the Fund at the time of entering into the transactions. The payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the re-quirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased are identified on the books of the Fund and held by the Fund's custodian throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuations.

     The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the Fund may sell the securities before the settlement date if it is deemed advisable. When payment is made for when-issued securities, the Fund will meet its obligation from its then available cashflow, sale of securities held in the separate account, sale of other securities or, although it normally would not expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's obligation). The sale of securities to meet such obligations may involve a greater potential for the realization of capital gains, which could cause the Fund to realize income not exempt from federal income tax and Wisconsin personal income tax.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

     If the Fund invests in another investment company, it will incur increased administration and distribution expenses. The Fund's investment restrictions limit such investments. See "Investment Restrictions" in this Statement of Additional Information.

SHORT SALES "AGAINST-THE-BOX"

     The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open: (1) the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short; and (2) not more than 10% of the Fund's net assets (determined at the time of short sale) may be segregated as collateral for such sales. The Advisor presently intends to make such sales only to defer realization of gain or loss for federal income tax purposes.

TEMPORARY DEFENSIVE POSITIONS

     For temporary or liquidity purposes, the Fund may invest in taxable obligations. Under normal market conditions, no more than 20% of the Fund's income distributions during any year will be includable in gross income for purposes of federal income tax or Wisconsin personal income tax. However, for temporary, defensive purposes, the Fund may invest without limitation in taxable obligations. Taxable obligations might include

     o    Obligations of the U.S. Government, its agencies or instrumentalities

     o Other debt securities rated within one of the two highest rating categories by either Moody's or Standard & Poor's

     o Commercial paper rated in the highest rating category by either Moody's or Standard & Poor's

     o Certificates of deposit and bankers' acceptances of domestic banks which have capital, surplus and undivided profits or at least $100 million

     o    High-grade taxable municipal bonds

     o    Repurchase agreements with respect to any of the foregoing instruments

     o    Cash

     While the Fund is permitted to engage in these temporary defensive strategies, it is not required to do so. Prevailing market conditions could make it impossible for the Fund to do so. Also, these defensive strategies could hamper the Fund's ability to achieve its investment objective.

DIVERSIFICATION

     The Fund may not always be able to find a sufficient number of issues of securities that meet its investment objective and criteria. As a result, the Fund from time to time may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, some of which may be subject to the same economic trends and/or be located in the same geographic area. The Fund's securities may therefore be more susceptible to a single economic, political or regulatory occurrence than the portfolio securities of diversified investment companies.

     The Fund will operate as a non-diversified management investment company under the 1940 Act, but intends to comply with the diversification requirements contained in the Internal Revenue Code of 1986. These provisions of the Internal Revenue Code presently require that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the market value of the Fund's assets must be invested in cash, government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets; and (ii) not more than 25% of the value of the Fund's total assets can be invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies).

     For purposes of such diversification, the identification of the issuer of Tax Exempt Obligations depends on the terms and conditions of the security. If a state or territory of the United States or the District of Columbia or a political subdivision of any of them or a sovereign nation within the territorial boundaries of the U.S., as the case may be, pledges its full faith and credit to payment of a security, we consider that entity to be the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a state or territory of the United States or the District of Columbia, or a political subdivision of any of them or a sovereign nation within the territorial boundaries of the U.S., are separate from those of the state, territory, District or political subdivision or sovereign nation, and the security is backed only by the assets and revenues of the agency, authority, instrumentality or sovereign nation, such agency, authority, instrumentality or sovereign nation, as the sole issuer of the security. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, territory or District, or a political subdivision or agency, authority or instrumentality thereof or a sovereign nation within the territorial boundaries of the U.S., such as utility revenue bonds, and the full faith and credit of the governmental unit or sovereign nation is not pledged to the payment of principal and interest on the obligation, we deem such enterprise or specific project as the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then we deem such non-governmental user as the sole issuer. If, however, in any of the above cases, a state, territory or the District, or a political subdivision of any of them, a sovereign nation located within the U.S. territorial boundaries, or some other entity, guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by the Portfolio exceeds 10% of the value of the Portfolio's total assets, then we consider the guarantee as a separate security and treat it as an issue of the guarantor.

PORTFOLIO TURNOVER


     North Track has not established a limit to its portfolio turnover rates, nor will it attempt to achieve or be limited to predetermined rates of portfolio turnover. Although North Track cannot predict its portfolio turnover rates, the Fund's portfolio turnover rate is not expected to exceed 100%. For the years ended December 31, 2001 and 2000, the Fund's turnover rate was 6.3% and 5.9%, respectively.


                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions and policies which cannot be changed without the approval of a majority of the Fund's outstanding shares. Policies that are not "fundamental policies" may be changed by the Board of Directors without shareholder approval. We will not consider any investment restriction which involves a maximum percentage of securities or assets to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. The Fund may not:

          (1) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

          (2) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry (except that it may invest without limitation, in circumstances in which other appropriate available instruments may be in limited supply, in housing, healthcare and/or utility obligations); provided that there shall be no limitation on the purchase of Tax Exempt Obligations and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          (3) Borrow money or property except for temporary or emergency purposes. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Fund will not pledge more than 15% of its net assets to secure such borrowings. In the event the Fund's borrowing exceeds 5% of the market value of its total assets the Fund will not invest in any portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with hedging activities, if any, are not to be deemed to be a pledge of assets.

          (4) Make loans, except that it may lend its portfolio securities, as permitted under the Investment Company Act of 1940. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

          (5) Underwrite the securities of other issuers, except where the Fund might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

          (6)  Issue senior securities.

          (7) Purchase a security if, as a result, more than 10% of the value of the Fund's net assets would be invested in: (i) securities with legal or contractual restrictions on resale (other than investments and repurchase agreements); (ii) securities for which market quotations are not readily available; and (iii) repurchase agreements which do not provide for payment within seven days.

          (8) Invest in commodities, but the Fund may invest in futures contracts, options on futures, and options.

     In accordance with the following non-fundamental policies, which North Track's Board of Directors may change without shareholder approval, the Fund may not:

          (1) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

          (2) Buy or sell real estate, real estate investment trusts, real estate limited partnerships, or oil and gas interests or leases, but this shall not prevent the Fund from investing in Tax Exempt Obligations secured by real estate or interests therein or in securities of companies whose business involves the purchase or sale of real estate.

          (3) Purchase warrants, except that the Fund may purchase warrants which, when valued at lower of cost or market, do not exceed 5% of the value of the Fund's net assets; included within the 5%, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange.

          (4) Purchase or retain the securities of an issuer if those officers or Directors of North Track or the Advisor (as defined under the caption "Management of North Track - The Investment Advisor" in this Statement of Additional Information) who individually own beneficially more than 0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities; provided that no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

          (5) Purchase securities on margin (except in connection with its permitted futures and options activities) or effect short sales of securities, except that the Fund may sell securities short where it holds a long position in the same security which equals or exceeds the number of shares sold short; provided that the Fund may not effect any such short sale of securities if, as a result thereof, more than 10% of the Fund's net assets would be held as collateral for such short positions.

          (6) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the total assets of the Fund to be invested in investment company securities, provided that: (i) no investment will be made in the securities of any single investment company if, immediately after such investment, more than 3% of the outstanding voting securities of such investment company would be owned by the Fund or more than 5% of the value of the total assets of the Fund would be invested in such investment company; and
(ii) no such restrictions shall apply to a purchase of investment company securities as a part of a merger, consolidation, reorganization or acquisition of assets.

          (7) Engage in futures and options transactions, other than as described in its current Prospectus and Statement of Additional Information.

                           MANAGEMENT OF NORTH TRACK

DIRECTORS AND OFFICERS


     Under applicable law, the Board of Directors is responsible for management of North Track, and provides broad supervision over its affairs. The Board of Directors meets regularly to review the Fund's investments, performance and expenses. The Board elects the officers of North Track, and hires the Fund's service providers, including the Fund's investment advisor and distributor of the Fund's shares, B.C. Ziegler and Company ("Ziegler"). The Board annually reviews and considers approval of the continuation of the investment advisory agreement with Ziegler and the Fund's distribution plan, and annually approves the selection of independent public accountants for the Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of North Track's business. The policy of North Track is that the majority of Board members are independent of Ziegler.



     The Directors and Officers of North Track and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Directors who are "interested persons" (as defined in the 1940 Act) of North Track.



                                               TERM OF                                         NUMBER OF
                                                OFFICE                                        NORTH TRACK
                                                 AND                PRINCIPAL                    FUNDS               OTHER
                              POSITION(S)       LENGTH            OCCUPATION(S)                OVERSEEN       DIRECTORSHIPS(2)<F23>
                               HELD WITH       OF TIME             DURING PAST                    BY                HELD BY
     NAME, ADDRESS & AGE      NORTH TRACK   SERVED(1)<F22>         FIVE YEARS                  DIRECTOR            DIRECTOR
     -------------------      -----------  ---------------         ----------                  --------            --------

INTERESTED DIRECTORS AND OFFICERS:

Peter D. Ziegler(3)<F24>      Chairman of    Since 2000     Director, The Ziegler Com-              9                 None
215 N. Main Street            the Board                     panies, Inc. from 1986 to
West Bend, WI 53095                                         2001; Chairman, The Ziegler
D.O.B. 4-2-49                                               Companies, Inc. from 1997 to
                                                            2000, President and CEO, The
                                                            Ziegler Companies, Inc. from
                                                            1990 to 2000; Director, West
                                                            Bend Mutual Insurance Company
                                                            since 1980; West Bend, Wiscon
                                                            sin; Director, Trustmark
                                                            Insurance Cos., since 1980;
                                                            Trustee, National YMCA
                                                            Retirement Fund.

Steven P. Kent(4)<F25>        Director       Since 2001    Managing Director in Corporate           9                 None
8220 Greystone Court                                       Finance Department, Keefe,
Burr Ridge, IL 60521                                       Bruyette & Woods, Incorporated
D.O.B. 8-27-50                                             (investment banking firm)
                                                           since August 1998, Managing
                                                           Director in Corporate Finance
                                                           Department, Robert W. Baird &
                                                           Co. Incorporated from 1983 to
                                                           1998.

Robert J. Tuszynski(5)<F26>   President      Since 1984    Managing Director, Ziegler              N/A                N/A
250 E. Wisconsin Ave.                                      Investment Group, B.C. Ziegler
Milwaukee, WI 53202                                        and Company, since 1999; prior
D.O.B. 3-9-59                                              thereto Senior Vice President,
                                                           B.C. Ziegler and Company, from
                                                           1996 to 1999.

James L. Brendemuehl          Senior Vice    Since 1999    Vice President - Mutual Funds,          N/A                N/A
250 E. Wisconsin Ave.         President -                  B.C. Ziegler and Company since
Milwaukee, WI 53202           Sales                        1995.
D.O.B. 2-23-46

John H. Lauderdale            Senior Vice    Since 1993    Wholesaler, B.C. Ziegler and            N/A                N/A
250 E. Wisconsin Ave.         President-                   Company since 1991.
Milwaukee, WI 53202           Marketing
D.O.B. 12-15-65

Franklin P. Ciano             Chief          Since 1996    Manager of North Track                  N/A                N/A
215 N. Main Street            Financial                    Operations, B.C. Ziegler and
West Bend, WI 53095           Officer and                  Company since 1996.
D.O.B. 4-26-52                Treasurer

Kathleen Cain                 Secretary      Since 1999    Administrative assistant to             N/A                N/A
250 E. Wisconsin Ave.                                      President of North Track, B.C.
Milwaukee, WI 53202                                        Ziegler and Company, since
D.O.B. 11-19-57                                            1999; prior thereto, Assistant
                                                           Secretary/Treasurer for Regal
                                                           Ware, Inc. (kitchen items
                                                           manufacturer).

INDEPENDENT DIRECTORS:

Ralph J. Eckert               Director       Since        Chairman Emeritus and Director,            9               None
2059 Keystone Ranch Road                     1996         Trustmark Insurance Cos. from
Dillon, CO 80435                                          April 1997 to 1999; Chairman,
D.O.B. 3-12-29                                            Trustmark Insurance Cos. from 1971
                                                          to 1997; Director, Trustmark
                                                          Insurance Cos. from 1971 to 2000;
                                                          Trustee of the Board of Pensions
                                                          of the Evangelical Lutheran Church
                                                          in America from 1991 to 1997, and
                                                          Chairman of the Board from 1993 to
                                                          1997.

James G. DeJong               Director       Since        President and Managing Share-              9               None
11000 N. Wyngate Trace                       2001         holder, O'Neil, Cannon & Holl
Mequon, WI 53092                                          man S.C. (law firm) since 1978.
D.O.B. 10-18-51

Marcia L. Wallace             Director       Since        Retired; Senior Vice President in          9               None
575 Commonwealth Place                       2001         Global Trust Services and Institu-
Sarasota, FL 34242                                        tional Custody, First Chicago
D.O.B. 12-02-47                                           NBD/Bank One from 1985 to 1999.



(1)<F22> Officers of North Track serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of North Track serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.
(2)<F23> Only includes directorship held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.
(3)<F24> Mr. Ziegler is considered to be an "interested person" (as defined in the 1940 Act) of North Track because of his beneficial ownership of shares of common stock of The Ziegler Companies, Inc., the parent of Ziegler, and because until 2001 he was a director of The Ziegler Companies, Inc. and until 2000 he was its President and Chief Executive Officer.
(4)<F25> Mr. Kent is considered to be an "interested person" (as defined in the 1940 Act) of North Track because of his employer, Keefe, Bruyette & Woods, Incorporated, provided investment-related services in 2000 to Ziegler in exchange for a fee.
(5)<F26> Mr. Tuszynski is considered to be an "interested person" (as defined in the 1940 Act) of North Track because he is the President of North Track and an officer of Ziegler.


BOARD COMMITTEES


     The standing committees of North Track's Board of Directors include an audit committee, a pricing committee and a nominating committee. The audit and nominating committees consist of all the independent directors, namely Ralph J. Eckert, James G. DeJong and Marcia L. Wallace. Mr. Eckert serves as chairman of both committees. The pricing committee consists of Marcia L. Wallace (chair), Steven P. Kent and Peter D. Ziegler.



     The audit committee annually selects independent public accountants for the Fund and oversees the preparation of the Fund's financial statements. In this capacity, the audit committee meets at least annually with the independent public accountants to discuss any issues surrounding the preparation and audit of the Fund's financial statements. The audit committee also discusses with the independent public accountants the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of the Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee met one time during the fiscal year ended December 31, 2001.



     The  pricing  committee  oversees  the  pricing  policies  and   guidelines
established by the Board of Directors and confers with management personnel of the Advisors on matters relating to the pricing of securities held by the Fund.



     The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. No policy or procedure has been established as to the recommendation of director nominees by shareholders, except that nominations of directors who are not "interested persons" must be made and approved by the nominating committee. The nominating committee met one time during the fiscal year ended December 31, 2001.


DIRECTOR OWNERSHIP OF FUND SHARES


     The table below sets forth the dollar range of shares of the North Track funds owned by each director as of December 31, 2001 is listed below.



                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                SECURITIES IN ALL REGISTERED INVESTMENT
                              DOLLAR RANGE OF EQUITY               COMPANIES OVERSEEN BY DIRECTOR IN
 NAME OF DIRECTOR             SECURITIES IN THE FUND                  FAMILY OF INVESTMENT COMPANY
 ----------------             ----------------------                  ----------------------------
Peter D. Ziegler    None (Tax-Exempt)                                        Over $100,000
                    None (Government)
                    Over $100,000 (S&P 100 Plus)
                    Over $100,000 (PSE Tech 100 Index)
                    None (Dow Jones U.S. Health Care 100 Plus)
                    None (Dow Jones U.S. Health Care 100 Plus)
                    $50,001-$100,000 (Managed Growth)
                    Over $100,000 (Cash Reserve)
                    None (Wisconsin Tax-Exempt)

James G. DeJong     None (Tax-Exempt)                                             None
                    None (Government)
                    None (S&P 100 Plus)
                    None (PSE Tech 100 Index)
                    None (Dow Jones U.S. Health Care 100 Plus)
                    None (Dow Jones U.S. Health Care 100 Plus)
                    None (Managed Growth)
                    None (Cash Reserve)
                    None (Wisconsin Tax-Exempt)

Ralph J. Eckert     None (Tax-Exempt)                                        Over $100,000
                    None (Government)
                    $50,001-$100,000 (S&P 100 Plus)
                    $50,001-$100,000 (PSE Tech 100 Index)
                    None (Dow Jones U.S. Health Care 100 Plus)
                    None (Dow Jones U.S. Health Care 100 Plus)
                    $10,001-$50,000 (Managed Growth)
                    $10,001-$50,000 (Cash Reserve)
                    None (Wisconsin Tax-Exempt)

Steven P. Kent      None (Tax-Exempt)                                          $1-$10,000
                    None (Government)
                    None (S&P 100 Plus)
                    $1-$10,000 (PSE Tech 100 Index)
                    None (Dow Jones U.S. Health Care 100 Plus)
                    None (Dow Jones U.S. Health Care 100 Plus)
                    None (Managed Growth)
                    None (Cash Reserve)
                    None (Wisconsin Tax-Exempt)

Marcia L. Wallace   None (Tax-Exempt)                                          $1-$10,000
                    $1-$10,000 (Government)
                    None (S&P 100 Plus)
                    None (PSE Tech 100 Index)
                    None (Dow Jones U.S. Health Care 100 Plus)
                    None (Dow Jones U.S. Health Care 100 Plus)
                    None (Managed Growth)
                    None (Cash Reserve)
                    None (Wisconsin Tax-Exempt)



     No director who is not an interested person of North Track, or his or her immediate family members, owned beneficially or of record, as of December 31, 2001, any securities of Ziegler or in any person controlling, controlled by or under common control with Ziegler.


DIRECTOR COMPENSATION


     North Track pays the compensation of the directors who are not officers, directors or employees of Ziegler. North Track may also retain consultants, who will be paid a fee, to provide the Board with advice and research on investment matters. Each mutual fund series of North Track pays a proportionate amount of these expenses based on its total assets.



     The table below shows fees paid to directors of North Track for the fiscal year ended December 31, 2001.



                                                                                                                 TOTAL
                                                                                                              COMPENSATION
                                                                   PENSION OR RETIREMENT                    FROM NORTH TRACK
      NAME OF PERSON AND                                            BENEFITS ACCRUED AS      ESTIMATED      FUND COMPLEX (10
        POSITION WITH                   COMPENSATION FROM           PART OF NORTH TRACK   ANNUAL BENEFITS    FUNDS) PAID TO
         NORTH TRACK                  NORTH TRACK (BY FUND)              EXPENSES         UPON RETIREMENT      DIRECTORS
         -----------                  ---------------------              --------         ---------------      ---------
Peter D. Ziegler                $  296 (Tax-Exempt)                         -0-                 -0-              $8,749
                                $  250 (Government)
                                $2,186 (S&P 100 Plus)
                                $3,684 (PSE Tech 100 Index)
                                $  172 (Managed Growth)
                                $   44 (Dow Jones U.S.
                                        Health Care 100 Plus)
                                $   31 (Dow Jones U.S.
                                        Financial 100 Plus)
                                $1,391 (Cash Reserve)
                                $  418 (Wisconsin Tax-
                                        Exempt)
                                $  278 (Achievers)

Richard H. Aster(1)<F27>        $  556 (Tax-Exempt)                         -0-                 -0-             $16,995
                                $  464 (Government)
                                $4,247 (S&P 100 Plus)
                                $7,508 (PSE Tech 100 Index)
                                $  298 (Managed Growth)
                                $   44 (Dow Jones U.S.
                                        Health Care 100 Plus)
                                $   31 (Dow Jones U.S.
                                        Financial 100 Plus)
                                $2,487 (Cash Reserve)
                                $  774 (Wisconsin Tax-
                                        Exempt)
                                $  586 (Achievers)

Augustine J. English (1)<F27>   $  556 (Tax-Exempt)                         -0-                 -0-             $16,995
                                $  464 (Government)
                                $4,247 (S&P 100 Plus)
                                $7,508 (PSE Tech 100 Index)
                                $  298 (Managed Growth)
                                $   44 (Dow Jones U.S.
                                        Health Care 100 Plus)
                                $   31 (Dow Jones U.S.
                                        Financial 100 Plus)
                                $2,487 (Cash Reserve)
                                $  774 (Wisconsin Tax-
                                        Exempt)
                                $  586 (Achievers)

James G. DeJong                 $  155 (Tax-Exempt)                         -0-                 -0-              $4,375
                                $  131 (Government)
                                $1,097 (S&P 100 Plus)
                                $1,775 (PSE Tech 100 Index)
                                $   93 (Managed Growth)
                                $   32 (Dow Jones U.S.
                                        Health Care 100 Plus)
                                $   23 (Dow Jones U.S.
                                        Financial 100 Plus)
                                $  719 (Cash Reserve)
                                $  220 (Wisconsin Tax-
                                        Exempt)
                                $  130 (Achievers)

Ralph J. Eckert                 $  556 (Tax-Exempt)                         -0-                 -0-             $16,995
                                $  464 (Government)
                                $4,247 (S&P 100 Plus)
                                $7,508 (PSE Tech 100 Index)
                                $  298 (Managed Growth)
                                $   44 (Dow Jones U.S.
                                        Health Care 100 Plus)
                                $    31 (Dow Jones U.S.
                                         Financial 100 Plus)
                                $2,487 (Cash Reserve)
                                $  774 (Wisconsin Tax-
                                         Exempt)
                                $  586 (Achievers)

Steven P. Kent(2)<F28>          $  155 (Tax-Exempt)                         -0-                 -0-              $4,375
                                $  131 (Government)
                                $1,097 (S&P 100 Plus)
                                $1,775 (PSE Tech 100 Index)
                                $   93 (Managed Growth)
                                $   32 (Dow Jones U.S.
                                        Health Care 100 Plus)
                                $   23 (Dow Jones U.S.
                                        Financial 100 Plus)
                                $  719 (Cash Reserve)
                                $  220 (Wisconsin Tax-
                                        Exempt)
                                $  130 (Achievers)

Marcia L. Wallace(2)<F28>       $  155 (Tax-Exempt)                         -0-                 -0-              $4,375
                                $  131 (Government)
                                $1,097 (S&P 100 Plus)
                                $1,775 (PSE Tech 100 Index)
                                $   93 (Managed Growth)
                                $   32 (Dow Jones U.S.
                                        Health Care 100 Plus)
                                $   23 (Dow Jones U.S.
                                        Financial 100 Plus)
                                $  719 (Cash Reserve)
                                $  220 (Wisconsin Tax-
                                        Exempt)
                                $  130 (Achievers)


(1)<F27>  Retired from the Board as of November 9, 2001.
(2)<F28>  Elected to the Board as of May 31, 2001.

MATERIAL TRANSACTIONS WITH INDEPENDENT DIRECTORS


     No director who is not an interested person of North Track, or immediate family member of that director, has had, during the two most recently completed calendar years, a direct or indirect interest in Ziegler or Geneva Capital Management, Ltd. ("Geneva Capital"), the sub-advisor to the Managed Growth Fund, or in any person directly or indirectly controlling, controlled by or under common control with Ziegler or Geneva Capital exceeding $60,000. In addition, no director who is not an interested person of Ziegler or Geneva Capital, or any immediate family members of that director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transac-tion or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was North Track; an officer of North Track; an investment company or an officer of an investment company having Ziegler or Geneva Capital as its investment advisor or principal underwriter or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by or under common control with Ziegler or Geneva Capital. No director who is not an interested person of North Track, or immediate family member of such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship in which the amount involved exceeds $60,000, with any of the persons described above in this para-graph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.


CODES OF ETHICS


     Rule 17j-1 under Section 17(j) of the 1940 Act makes it illegal for any person associated with North Track, the Adviser or the Sub-Advisor, who has knowledge of portfolio securities trades that the Fund makes or intends to make, to use that information in a manner that benefits that person and/or harms the Fund. To protect against such conduct, North Track, the Advisor and the Sub-Advisor have adopted codes of ethics in accordance with requirements established under Rule 17j-1. The codes of ethics do not prohibit persons who have knowledge of North Track's portfolio securities trades from investing in the same securities; however, the codes of ethics establish time frames, prior approval procedures and reporting requirements designed to assure that persons who have knowledge of the Fund's securities trades cannot use that information in a manner which is detrimental to the Fund and/or which benefits the person.


ELIMINATION OF SALES LOADS FOR AFFILIATES

     The Fund may be purchased at net asset value (that is, without a front-end sales charge) by directors and officers of North Track (including shares purchased by any such person's spouse, children or grandchildren under age 21, and by employees of Ziegler and Geneva Capital, and the trustee or custodian under any pension or profit-sharing plan established for the benefit of any such employees. Non-employee directors of The Ziegler Companies, Inc. also may purchase shares of the Fund without a sales charge. The term "employees" includes an employee's spouse (including the surviving spouse of a deceased employee), parents (including step-parents and in-laws), children, grandchildren under age 21, siblings, and retired employees. North Track permits such persons to purchase shares of the Fund without a sales charge because of the minimum sales effort to accommodate these persons. The elimination of the sales load for these affiliates also encourages them to invest in North Track and rewards them for their services to North Track.

THE INVESTMENT ADVISOR

     Under the  terms of  an Investment  Advisory  Agreement, B.C.  Ziegler  and
Company ("Ziegler") provides the Fund with overall investment advisory and administrative services. Subject to such policies as the North Track Board of Directors may determine, Ziegler makes investment decisions on behalf of the Fund, makes available research and statistical data in connection therewith, and supervises the acquisition and disposition of investments by the Fund. Ziegler is a wholly owned subsidiary of The Ziegler Companies, Inc., a publicly owned financial services holding company.

     The advisory agreement under which the Fund has retained Ziegler as its investment advisor provides for compensation to Ziegler (computed daily and paid monthly) at annual rates based on the Fund's average daily net assets as follows: 0.50% of the first $250 million of the Fund's average daily net assets; and 0.40% on the Fund's average daily net assets in excess of $250 million.


     During the past three fiscal years, the Fund paid the investment advisory fees set forth in the table below.



                  GROSS AMOUNT            AMOUNT OF EXPENSES
YEAR            OF ADVISORY FEE       REIMBURSED AND FEES WAIVED
----            ---------------       --------------------------
1999                $260,395                   $65,498
2000                $252,982                   $19,667
2001                $260,458                      $0



     In approving the renewal of the Investment Advisory Contract with Ziegler at the August 2001 meeting of the Board of Directors, the Board considered a variety of factors, including the advisory fees and operating expenses paid by the Fund; the performance of the Fund compared with comparable funds; the scope and quality of the services provided; the profits derived by the Advisor; and the availability, cost and value of alternative means of obtaining such services. After consideration, the Board unanimously approved the renewal of its Advisory Agreement with Ziegler in light of the fact that the advisory fees and performance of the Fund were comparable to those of other similar funds, the experience and resources of the Advisor and the lack of clearly superior alternatives.


ACCOUNTING/PRICING SERVICES

     Ziegler provides certain accounting and pricing services to the Fund, including calculating daily net asset value per share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon portfolio manager communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Fund. Ziegler provides these services pursuant to the terms of an Accounting/Pricing Agreement (the "Accounting/Pricing Agreement") at rates found by the Board of Directors to be fair and reasonable in light of the usual and customary charges made by unaffiliated vendors for similar services. The current rate of payment for these services per year is 0.03% of the Fund's total assets of $30 million or more but less than $100 million, 0.02% of the Fund's total assets of $100 mil-lion or more but less than $250 million, and 0.01% of the Fund's total assets of $250 million or more, with a minimum fee of $19,000 per year, plus expenses.

     The Accounting/Pricing Agreement continues in effect from year to year, as long as it is approved at least annually by North Track's Board of Directors or by a vote of the outstanding voting securities of North Track and in either case by a majority of the Directors who are not parties to the Accounting/Pricing Agreement or interested persons of any such party. The Accounting/Pricing Agreement terminates automatically if assigned and may be terminated without penalty by either party on 60 days notice. The Accounting/Pricing Agreement provides that neither Ziegler nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Accounting/Pricing Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Accounting/Pricing Agreement, and in no case shall their liability exceed one year's fee income received by them under such Agreement.


     For the  past three  years, the  fees that  the Fund  paid to  Ziegler  for
accounting/ pricing services were as follows:   2001 - $23,485; 2000 -  $25,207;
and 1999 - $25,436.


ADMINISTRATIVE SERVICES

     Ziegler also provides certain administrative services to North Track and the Fund, including the following:

     o Maintain and retain all of North Track's charter documents and the filing of all documents required to maintain North Track's status as a Maryland corporation and as a registered open-end investment company;

     o Arrange and prepare and disseminate all materials for meetings of North Track's Board of Directors and committees thereof and review and retain all minutes and other records thereof;

     o Prepare and, subject to approval of North Track's Chief Accounting Officer, disseminate North Track's and the Fund's quarterly financial information to North Track's Board of Directors and prepare such other reports relating to the business and affairs of North Track and the Fund as the officers and North Track's Board of Directors may from time to time reasonably request;

     o Administer North Track's Code of Ethics and periodic reporting to North Track's Board of Directors concerning compliance therewith by persons who are "Access Persons" (as that term is defined in said Code of Ethics);

     o    Provide  internal  legal,  compliance,  audit,  and  risk   management
          services and periodic reports to North Track's Board of Directors with respect to such services;

     o Prepare or manage the preparation of responses to all inquiries by regulatory agencies, the press, and the general public concerning the business and affairs of North Track, including the oversight of all periodic inspections of the operations of North Track and its agents by regulatory authorities and responses to subpoenas and tax levies;

     o Handle and resolve any complaints registered with North Track by shareholders, regulatory authorities and the general public;

     o Monitor and arrange for the monitoring of legal, tax, regulatory, and industry developments related to the business affairs of North Track and communicate such developments to North Track's officers and Board of Directors as they may reasonably request or as the Administrator believes appropriate;

     o Administer operating policies of North Track and recommend to North Track's officers and Board of Directors modifications to such policies to facilitate the protection of the shareholders or market competitiveness of North Track and the Fund and to the extent necessary to comply with new legal or regulatory requirements;

     o Respond to surveys conducted by third parties and report the Fund's performance and other portfolio information;

     o File claims, monitor class actions involving portfolio securities, and handling administrative matters in connection with the litigation or settlement of such claims with respect to the Fund;

     o Develop, install and/or maintain telephone and automated systems for receiving, recording, tabulating and/or responding to shareholder inquiries or communications;

     o Facilitate and assist communication with beneficial owners of Fund shares by brokers and other service providers who own shares in street name; and

     o Maintain and pay membership fees associated with North Track's membership in the Investment Company Institute for so long as the Board of Directors deems it advisable and appropriate to maintain such membership.

     Ziegler provides these services pursuant to the terms of an Administration Agreement between it and North Track. The Fund pays Ziegler compensation for providing these services at the rate of 0.1% of the Fund's average daily net assets. The Administration Agreement will continue in effect with respect to each of the Funds from year to year provided North Track's Board of Directors, including at least a majority of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) of North Track, approve such continuance with respect to the Fund. Either party may terminate the Admini-stration Agreement with respect to the Fund at any time on not less than sixty
(60) days prior written notice. The Administration Agreement provides that the Administrator shall not be liable to North Track or the Fund for any action taken or thing done by it in good faith and without negligence or misconduct on its part or on the part of any of its subcontractors or agents. North Track must indemnify and hold the Administrator harmless from any and all claims, actions, suits, losses, costs, damages and expenses (including reasonable expenses for counsel) that it incurs in connection with any action or omission by it or its employees, agents or subcontractors in the performance of their duties under the Administration Agreement, unless such act or omission constitutes negligence, misconduct, willful misfeasance, bad faith or reckless disregard.

CUSTODIAN SERVICES

     Union Bank  of California  serves as  the Custodian  of the  Fund's  assets
pursuant to a Custodian Servicing Agreement.   The Custodian is responsible  for
holding and safekeeping of the Fund's assets.

TRANSFER AGENT SERVICES

     PFPC Global Fund Services provides transfer agent and dividend disbursing services to the Fund.

OTHER SERVICES

     In addition to the foregoing, Ziegler also serves as the principal Distributor of the Fund's shares and receives commissions on sales of Fund shares. See "Purchase of Shares." Ziegler also receives reimbursement from the Fund for certain expenses Ziegler incurs in connection with distributing the Fund's shares pursuant to the Distribution Plan adopted by the Fund under Rule 12b-1 of the 1940 Act. See "Distribution Expenses."


     For the past three fiscal years, the Rule 12b-1 fees that the Fund paid to Ziegler, and the sales commissions earned by Ziegler on sales of shares of the Fund, are reflected in the table below.



                                   AGGREGATE             COMMISSIONS
YEAR         RULE 12B-1 FEES   SALES COMMISSIONS     RETAINED BY ZIEGLER
----         ---------------   -----------------     -------------------
2001             $70,586            $118,996                $60,944
2000             $61,478             $65,314                $38,351
1999             $73,895            $130,440                $97,396


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As  of  March 31, 2002, no  person  was  known  to North  Track to  be  the
"beneficial owner" (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) of more than 5% of the outstanding shares of North Track's common stock or of the outstanding shares of the Fund. Information as to beneficial ownership was obtained from information on file with the Securities and Exchange Commission or furnished by the specified person or the transfer agent.


                               PURCHASE OF SHARES

     As the principal Distributor for the Fund, Ziegler allows Selected Dealer discounts (which are alike for all Selected Dealers) from the applicable public offering price. Neither Ziegler nor Selected Dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distribution Agreement between North Track and Ziegler continues from year to year if it is approved annually by North Track's Board of Directors, including a majority of those Directors who are not interested persons, or by a vote of the holders of a majority of the outstanding shares. The Distribution Agreement may be terminated at any time by either party on 60 days notice and will automatically terminate if assigned.

OFFERING PRICE; SALES CHARGES

     The public offering price of the Fund's shares is the net asset value plus a maximum front-end sales charge equal to 3.50% of the offering price.

     Certain classes of purchasers may buy shares of the Fund without a sales charge, or a reduced sales charge, as described in the Prospectus. The Board of Directors believes this is appropriate because of the minimal sales effort needed to accommodate these classes of persons.

     Because sales to members of qualified groups result in economies of sales efforts and sales related expenses, the Distributor is able to offer a reduced sales charge to such persons. A "qualified group" is one which: (1) has been in existence for more than six months; (2) has a purpose other than acquiring shares of one or more of the Funds at a discount; (3) has more than 10 members;
(4) is available to arrange for group meetings between representatives of the Distributor or Selected Dealers distributing shares of the relevant Funds; and
(5) agrees to include sales and other materials related to North Track in its mailings to members at reduced or no cost to the Distributor or Selected Dealers. See "Purchasing Shares - Reduced Front-End Sales Charges" in the Prospectus.

DEALER REALLOWANCES

     The Distributor pays a reallowance to Selected Dealers out of the front-end sales load it receives on sales of shares of the Fund, which reallowance is equal to the following percentage of the offering price of such shares:

SIZE OF INVESTMENT                    SELECTED DEALER REALLOWANCE
------------------                    ---------------------------
Less than $25,000                                3.00%
$25,000 but less than $50,000                    2.75%
$50,000 but less than $100,000                   2.25%
$100,000 but less than $250,000                  1.75%
$250,000 but less than $500,000                  1.25%
$500,000 but less than $1,000,000                1.00%
$1,000,000 or more                                None

     In addition, the Distributor may pay an additional commission to participating dealers and participating financial institutions acting as agents for their customers in an amount up to the difference between the sales charge and the selected dealer reallowance in respect of the shares sold. The Distributor may offer additional compensation in the form of trips, merchandise or entertainment as sales incentives to Selected Dealers. The Distributor's sales representatives may not qualify to participate in some of these incentive compensation programs, and the Distributor may offer similar incentive compensation programs in which only its own sales representatives qualify to participate. In addition to the Selected Dealer Reallowances reflected in the table, the Distributor may from time to time pay an additional concession to a Selected Dealer which employs a registered representative who sells, during a specific period, a minimum dollar amount of shares, or may pay an additional concession to Selected Dealers on such terms and conditions as the Distributor determines. In no event will such additional concession paid by the Distributor to the Selected Dealer exceed the difference between the sales charge and the Selected Dealer Reallowance in respect of shares sold by the qualifying registered representatives of the Selected Dealer. Selected Dealers who receive a concession may be deemed to be "underwriters" in connection with sales by them of such shares and in that capacity they may be subject to the applicable provisions of the Securities Act of 1933.

     The Distributor may make payments to Selected Dealers to compensate them for sales of Fund shares to purchasers who purchase $1.0 million or more in shares, and who therefore do not pay a front-end sales charge. Any such payments will be made by the Distributor out of its own funds. The rate of such payments may be up to 0.75 of 1% of the amount invested.

                            PERFORMANCE INFORMATION

     From time to time the Fund may advertise its "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. The Fund also may advertise its "tax equivalent yield," which is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund which is not tax-exempt.


AVERAGE ANNUAL TOTAL RETURN


     Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or so much thereof as the Fund has been in existence) ended on the date of the balance sheet that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)N = ERV
Where:
     P    =    a hypothetical initial payment of $1,000
     T    =    average annual total return
     n    =    number of years
     ERV  =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

     In some circumstances the Fund may advertise its total return for a 1, 2 or 3-year period, or the total return since the Fund commenced operations. In such circumstances the Fund will adjust the values used in computing return to correspond to the time period for which the information is provided.


     The average annual total returns for the Fund for the 1 and 5-year periods ended December 31, 2001, and for the period from commencement of the Fund's operations on June 13, 1994 through December 31, 2001, are set forth in the table below. The total returns for the Fund have been restated to reflect the May 1, 1995 reduction in the maximum sales loads from 4.5% to 3.5% of the public offering price.



                                           SINCE COMMENCEMENT OF
           1 YEAR        5 YEARS            OPERATIONS (6/13/94)
           ------        -------            --------------------
           0.90%          4.06%                     4.25%



AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)



     Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or so much thereof as the Fund has been in operation) ended on the date of the Fund's balance sheet that would equate the initial amount invested to the ending value, according to the following formula:



                                   P(1+T)N = ATVD



     Where:

     P    =    a hypothetical initial payment of $1,000
     T    =    average annual total return (after taxes on distributions).
     n    =    average number of years
     ATVD =    ending value of a hypothetical $1,000 payment made at the
               beginning of the 1-, 5-, or 10- year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.



     The taxes due are computed using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Please note that the required tax rates may vary over the measurement period. Potential state and local tax liabilities other than federal tax liabilities are not included in these figures. In addition, these numbers do not include the effect of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax.



     The average annual total returns after taxes on distributions for the Fund for the 1 and 5-year periods ended December 31, 2001, and for the period from commencement of the Fund's operations on June 13, 1994 through December 31, 2001, are set forth in the table below:



                                    SINCE COMMENCEMENT OF
   1 YEAR          5 YEARS          OPERATIONS (6/13/94)
   ------          -------          --------------------
    0.90%           4.06%                 4.25%



AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)



     The Fund's average annual total return after taxes on distributions and redemption of shares is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or so much thereof as the Fund has been in existence) that would equate the initial amount invested to the ending value, according to the following formula:



                                P(1+T)N = ATVDR



     Where:
     P       =    a hypothetical initial payment of $1,000
     T       =    average annual total return (after taxes on distributions and redemption).
     n       =    number of years
     ATVDR   =    ending value of a hypothetical $1,000 payment made at the
                  beginning of the 1-, 5-, or 10- year periods (or fractional portion), after taxes on fund distributions and redemption



     The taxes due are computed using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Please note that the required tax rates may vary over the measurement period. Potential state and local tax liabilities other than federal tax liabilities are not included in these figures. In addition, these numbers do not include the effect of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax.



     If the Fund advertises a total return after taxes for a 1-, 2-, or 3-year period, or the total return since the Fund commenced operations, the Fund will adjust the values used in computing return to correspond to the length of the period for which the information is provided.



     The average annual total return after taxes on distributions and redemption of shares for the Fund for the 1 and 5-year periods ended December 31, 2001, and for the period from commencement of the Fund's operations on June 13, 1994 through December 31, 2001, are set forth below.



                                       SINCE COMMENCEMENT OF
    1 YEAR           5 YEARS            OPERATIONS (6/13/94)
    ------           -------            --------------------
     2.17%            4.16%                    4.31%


YIELD

     Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                     A - b      6
                       Yield = 2 [ ( ----- + 1 )  - 1]
                                       cd

Where:
     a =  dividends and interest earned during the period.
     b =  expenses accrued for the period (net of reimbursements).
     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d =  the maximum offering price per share on the last day of the period.


     The yield for the Fund for the month ended December 31, 2001 was 3.61%. When advertising yield, the Fund will not advertise a one-month or 30-day period which ends more than 45 days before the date the advertisement is published.


     A tax-equivalent yield is based on a 30-day (or one-month) period, and is computed by dividing that portion of the yield of the Fund (as computed in accordance with the description above) by one minus a stated income tax rate and adding the products to that portion of the yield of the Fund that is not tax-exempt.


     The tax-equivalent yield, assuming a 45.03% marginal combined federal and Wisconsin income tax rate, for the month ended December 31, 2001 was 6.57% for the Fund.


     Performance information for the Fund may be compared to various unmanaged indices, such as the S&P 500 Stock Index, the S&P 100 Index, the S&P MidCap 400 Stock Index or the Russell Midcap Index, as well as indices of similar mutual funds. The Fund's advertising may also quote rankings published by other recognized statistical services or publishers such as Lipper Analytical Services, Inc. ("Lipper"), or Weisenberger Investment Companies Service.


     An illustration may be used comparing the growth in value of an initial investment in a Fund compared to a fixed rate of return compounded on a monthly basis. This illustration will reflect the effect of the Fund's sales charge and fluctuations in net asset value, and will assume all income and capital gain distributions are reinvested. The fixed rate of return will be clearly stated and presented as a monthly compounded figure, and therefore will not reflect any market fluctuation.



     In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Fund. Comparison of the Fund to an alternative investment will consider differences in features and expected performance.


PORTFOLIO RATINGS

     The Fund  may  obtain  and  use  a  rating  from  a  nationally  recognized statistical rating organization. A rating on the shares of an investment company is a current assessment of creditworthiness with respect to the investments held by such fund. This assessment takes into consideration the financial capacity of the issuers and of any guarantors, insurers, lessees, or mortgagors with respect to such investments. The assessment, however, does not take into account the extent to which the Fund's expenses or portfolio asset sales for less than the Fund's purchase price will reduce yield or return. In addition, the rating is not a recommendation to purchase, sell, or hold units, inasmuch as the rating does not comment as to market price of the shares or suitability for a particular investor.

                   DETERMINATION OF NET ASSET VALUE PER SHARE

     Shares are sold at their net asset value per share plus the applicable sales charge. See "Purchase of Shares." Net asset value per share of the Fund is determined by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities the portfolio holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.


     The Fund calculates its net asset value per share as of 2:30 p.m. New York time at least once every weekday, Monday through Friday, except on customary national business holidays which result in the closing of the New York Stock Exchange (the "Exchange") (including New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day), or on any other day when the Exchange is closed.


     Tax Exempt Obligations in which the Fund invests are traded primarily in the over-the-counter market. Securities for which market quotations are readily available will be valued in the same manner as for hedging instruments. Securities and other assets for which quotations are not readily available will be valued at their fair value on a consistent basis using valuation methods determined by the Board of Directors. The Fund intends to determine fair value for such securities based in part upon the information supplied by pricing services approved by the Board of Directors. Valuations of portfolio securities furnished by the pricing service will be based upon a computerized matrix system and/or appraisals by the pricing service in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers.

     Hedging instruments will be valued at their last sale price prior to the close of the Exchange, unless there have been no trades on that day and the last sale price is below the bid, or above the asked, price. If the last prior sale price is below the bid, instruments will be valued at the bid price at the close of the Exchange; if the last prior sale price is above the asked, the instrument will be valued at the asked price at the close of the Exchange.

                                   TAX STATUS

     Each series of a series company, such as North Track, is treated as a single entity for Federal income tax purposes so that the net realized capital gains and losses of the various portfolios in one fund are not combined.

     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). In order to qualify as a regulated investment company, the Fund must satisfy a number of requirements. Among such requirements is the requirement that at least 90% of the Fund's gross income is derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. In addition, the Fund must distribute at least 90% of its taxable income (including realized gains on the sale of securities in addition to interest, dividend and other income), and is subject to a 4% federal excise tax if it fails to distribute at least 98% of its ordinary income and 98% of its net capital gains earned or realized during a calendar year. The Fund plans to distribute its income and capital gains so as to avoid the excise tax. The Fund also is subject to a limitation that, at the end of each fiscal quarter, at least 50% of its assets must be represented by cash and cash items (including receivables), Government securities, securities of other regulated investment companies and other securities; provided that, with respect to such other securities, no more than 5% of the Fund's assets may be invested in the securities of any one issuer or may include securities that represent more than 10% of the outstanding voting securities of any one issuer. Finally, the Fund may not invest more than 25% of its total assets in securities of any one issuer, or in two or more affiliated issuers which are in the same or similar trades or businesses, excluding Government securities and securities of other regulated investment companies.

     Dividends and other distributions paid to individuals and other non-exempt payees are subject to a 31% backup Federal withholding tax if the Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if the Fund is notified that the shareholder has under reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. An investor may furnish the Agent with such number and the required certifications by completing and sending the Agent either the Account Application form attached to the Prospectus or IRS Form W-9.

     Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares will not be deductible for Federal income tax purposes. Further, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should consult their own tax advisor before purchasing the Fund's shares.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Purchase and sale orders for portfolio securities may be effected through brokers, although it is expected that transactions in debt securities will generally be conducted with dealers acting as principals. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Purchases and sales of securities traded over-the-counter may be effected through brokers or dealers. Brokerage commissions on securities and options are subject to negotiation between North Track and the broker.

     Allocation of transactions, including their frequency, to various brokers is determined by the Advisor in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. North Track may also consider sales of shares of its various series as a factor in the selection of broker-dealers, subject to the policy of obtaining best price and execution. In addition, if Ziegler or an affiliate is utilized as a broker for portfolio trades, and other clients of the Advisor are considering the same types of transactions simultaneously, the Advisor will allocate the transactions and securities in which they are made in a manner deemed by them to be equitable, taking into account size, timing and amounts. This may affect the price and availability of securities to the Fund.

                             DISTRIBUTION EXPENSES

     North  Track's  Distribution  Plan  (the   "Plan")  is  its  written   plan
contemplated by Rule 12b-1 (the "Rule") under the 1940 Act.

     The Plan authorizes the Distributor to make certain payments to any qualified recipient, as defined in the Plan, that has rendered assistance in the distribution of the Fund's shares (such as sale or placement of the Fund's shares, or administrative assistance, such as maintenance of sub-accounting or other records). Qualified recipients include banks and other financial institutions. The Plan also authorizes the Distributor to purchase advertising for shares of the Fund, to pay for sales literature and other promotional material, and to make payments to its sales personnel. Any such payments to qualified recipients or expenses will be reimbursed or paid by the Fund, up to a limit of 0.25% of the average net assets of the Fund. The Distributor bears its expenses of distribution above the foregoing amounts. No reimbursement or payment may be made for expenses of past fiscal years or in contemplation of expenses for future fiscal years under the Plan.

     The Plan states that if and to the extent that any of the payments by the Fund listed below are considered to be "primarily intended to result in the sale of shares" of the Fund within the meaning of the Rule, such payments by the Fund are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (1) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund; (2) the costs of preparing, printing and mailing of all prospectuses to shareholders; (3) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (4) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (5) all fees and expenses relating to the qualification of the Fund and/or its shares under the securities or "Blue Sky" laws of any jurisdiction; (6) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (7) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance; (8) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and (9) all costs of responding to telephone or mail inquiries of shareholders.

     The Plan also states that it is recognized that the costs of distribution of the Fund's shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the Distributor, and that the profits, if any, of the Advisor are dependent primarily on the advisory fees paid by the Fund to Ziegler. If and to the extent that any investment advisory fees paid by the Fund might, in view of any excess distribution costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by the Fund, the payment of such fees is nonetheless authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which the Fund is a party, the Board of Directors including its Directors who are not "interested persons" as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("Qualified Directors"), shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and (b) of the 1940 Act.

     Under the Plan, the Fund is obligated to pay distribution fees only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from the previous years. The Plan permits the Distributor to pay a portion of the distribution fee to authorized broker dealers, which may include banks or other financial institutions, and to make payments to such persons based on either or both of the following: (1) as reimbursement for direct expenses incurred in the course of distributing the Fund's shares or providing administrative assistance to the Fund or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals and personnel (including commissions and other compensation paid to such personnel); and/or (2) at a specified percentage of the average value of certain qualifying accounts of customers of such persons.

     The Plan requires that while it is in effect the Distributor shall report in writing at least quarterly to the Directors, and the Directors shall review, the following: (1) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payment was made; (2) the amounts of expenses and the purpose of each such expense; and (3) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter.

     The Plan will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors and its Qualified Directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated any time without penalty by a vote of a majority of the Qualified Directors or by the vote of the holders of a majority of the outstanding voting securities of the Portfolio. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval. While the Plan is in effect, the selection and nomination of those Directors who are not interested persons of North Track is committed to the discretion of such disinterested Directors. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Directors.

                   COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

     The financial statements and financial highlights of the Fund incorporated by reference into the Prospectus and this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto and incorporated by reference into the Prospectus and this Statement of Additional Information in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

     Quarles & Brady LLP, as counsel to North Track, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the Prospectus.

                              FINANCIAL STATEMENTS


     The following audited financial statements and related footnotes of the North Track Wisconsin Tax-Exempt Fund and the Report of the Independent Public Accountants thereon are incorporated herein by reference from the North Track Wisconsin Tax-Exempt Fund's 2000 Annual Report to Shareholders.



     1.     Balance Sheet of the Fund dated December 31, 2001.



     2. Statement of Operations of the Fund for the year ended December 31, 2001.



     3. Statements of Changes in Net Assets of the Fund for the years ended December 31, 2001 and December 31, 2000.



     4.     Notes to Financial Statements.



     5.     Schedule of Investments of the Fund as of December 31, 2001.



     A copy of the North Track Wisconsin Tax-Exempt Fund's 2001 Annual Report to Shareholders may be obtained free of charge by writing to North Track, 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or by calling 1-800-826-4600.


                                   APPENDIX A
                               SECURITIES RATINGS

     As set forth in the Prospectus under the caption "Investment Program," generally, the Fund will limit its investment in debt securities to those which are rated in one of certain specified categories by Moody's or S&P. The following is a brief description of the rating systems used by these organizations.

FIXED INCOME SECURITIES

Standard & Poor's Ratings Services.

     An S&P debt rating  is a current assessment  of the creditworthiness of  an
obligor with respect to  a specific obligation.   This assessment may take  into
consideration obligors such as guarantors, insurers or lessees.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation; and

     III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     S&P's six highest rating categories are as follows:

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protective parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

     B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Moody's Investors Service, Inc.

     The purpose of Moody's Ratings is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. Moody's six highest rating categories are as follows:

     Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations:
          i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of contract over any long period of time may be small.

General
-------

     S&P ratings, other than "AAA", may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The letter "p" following an S&P rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his or her own judgment with respect to such likelihood and risk.

     Moody's security rating symbols may contain numerical modifiers to the "Aa" through "B" rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     The symbol "Con" in a rating by Moody's indicates a provisional rating given to bonds for which the security depends upon the completion of some act of the fulfillment of some condition. These are bonds secured by: (1) earnings of projects under construction; (2) earnings of projects unseasoned in operating experience; (3) rentals which begin when facilities are completed; or (4) payments to which some other limiting condition attaches. A parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTE RATINGS

Moody's Investors Service, Inc.

      MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      MIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's Ratings Services

      SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

      SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

     Notes due in three  years or less  normally receive a  note rating.   Notes
maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

     - Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note.)

     - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note.)

     The ratings of S&P and Moody's represent their opinions as to the quality of the instruments rated by them. It should be emphasized that such ratings, which are subject to revision or withdrawal, are general and are not absolute standards of quality.

NORTH TRACK FUNDS, INC.                   ACCOUNTING/PRICING AGENT

1-800-826-4600                            B.C. Ziegler and Company
                                          215 North Main Street
Sales and Marketing                       West Bend, Wisconsin  53095
250 East Wisconsin Avenue
Suite 2000                                TRANSFER AND DIVIDEND DISBURSING AGENT
Milwaukee, Wisconsin  53202
                                          PFPC Global Fund Services
Operations and Accounting                 P.O. Box 60504
215 North Main Street                     King of Prussia, Pennsylvania 19406
West Bend, Wisconsin  53095
                                          CUSTODIAN
INVESTMENT ADVISOR
                                          Union Bank of California
B.C. Ziegler and Company                  475 Sansome Street
250 East Wisconsin Avenue                 San Francisco, California 94111
Suite 2000
Milwaukee, Wisconsin  53202               LEGAL COUNSEL

DISTRIBUTOR                               Quarles & Brady LLP
                                          411 East Wisconsin Avenue
B.C. Ziegler and Company                  Milwaukee, Wisconsin  53202
250 East Wisconsin Avenue
Suite 2000                                AUDITOR
Milwaukee, Wisconsin  53202
                                          Arthur Andersen LLP
                                          100 East Wisconsin Avenue
                                          Milwaukee, Wisconsin  53202

                            NORTH TRACK FUNDS, INC.

                           WISCONSIN TAX-EXEMPT FUND

                                  MAY 1, 2002

                      STATEMENT OF ADDITIONAL INFORMATION


STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2002
NORTH TRACK FUNDS, INC.
CASH RESERVE FUND
CLASS X COMMON  STOCK (RETAIL SHARES)
CLASS B COMMON STOCK (RETAIL SHARES)
CLASS Y COMMON STOCK  (INSTITUTIONAL SHARES)
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin  53202
1-800-826-4600



     This Statement of Additional Information and the separate Prospectuses to which it relates describe the Class X Common Stock, Class B Common Stock and Class Y Common Stock (referred to together as the "Classes") of the Cash Reserve Fund (the "Fund"), one of several separate mutual fund series offered by North Track Funds, Inc. ("North Track").


     The Fund seeks to obtain high current income consistent with stability of principal and the maintenance of liquidity.


     You may obtain a Prospectus describing the Fund's Class X Common Stock and Class B Common Stock (together the "Retail Shares") or a separate Prospectus describing Class Y Common Stock ("Institutional Shares") from B.C. Ziegler and Company ("Ziegler" or the "Distributor"), 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202, telephone 1-800-826-4600, or from Selected Dealers (see the relevant Prospectus dated May 1, 2002 for more complete information, including an account application). This Statement of Additional Information is not a prospectus, and should be read in conjunction with the relevant Prospectus. This Statement of Additional Information provides details about the Fund that are not required to be included in the Prospectuses, and should be viewed as a supplement to, and not as a substitute for, the Prospectuses.
Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings ascribed to them in the relevant Prospectus.


     The financial statements of the Fund and the report of the independent public accountants thereon are incorporated by reference into this Statement of Additional Information from the Fund's Annual Report to Shareholders for the year ended December 31, 2001. See "Financial Statements."

                               TABLE OF CONTENTS

FUND HISTORY AND CAPITAL STOCK                                          1
INVESTMENT PROGRAM                                                      2
INVESTMENT RESTRICTIONS                                                 7
PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES                          9
MANAGEMENT OF NORTH TRACK                                              11
PERFORMANCE INFORMATION                                                21
DETERMINATION OF NET ASSET VALUE PER SHARE;
  VALUATION OF SECURITIES; REDEMPTION IN KIND                          22
TAX STATUS                                                             24
RETAIL SHARE DISTRIBUTION EXPENSES                                     26
COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS                             28
FINANCIAL STATEMENTS                                                   29
APPENDIX A - SECURITIES RATINGS                                       A-1

                   FUND HISTORY AND CAPITAL STOCK

     North Track is a diversified, open-end, management investment company. It was organized in 1984 as a Maryland corporation. Until March 1, 2001, North Track was known as Principal Preservation Portfolios, Inc. The Board of Directors of North Track may authorize the issuance of additional series and, within each series, individual classes, and may increase or decrease the number of shares in each series or class.

     Prior to January 1, 1996, the Cash Reserve Fund, which was established in 1993, and the Prospect Hill Prime Money Market Fund comprised the two spokes of a Hub and Spoke money market complex. The Cash Reserve Fund consisted of a single class of common stock and operated as a retail spoke of the money market complex. The Prospect Hill Prime Money Market Fund, which was operated as a separate series of Prospect Hill Trust, a series open-end management investment company organized as a Massachusetts business trust, was an institutional money market fund and served as the institutional spoke in the complex. In the Hub and Spoke structure, the Cash Reserve Fund and the Prospect Hill Prime Money Market Fund invested all of their investable assets in the Prime Money Market Portfolio, a series of The Prime Portfolios. Ziegler Asset Management, Inc., the Fund's Advisor at that time, managed the investment and reinvestment of the assets held in the Prime Money Market Portfolio.

     Effective January 1, 1996 the Fund was recapitalized with two classes of stock, Class X Common Stock and Class Y Common Stock. At that time each outstanding share of Cash Reserve Fund's original class of common stock was redesignated (without otherwise affecting the rights and privileges appertaining thereto) as a share of Class X Common Stock, and shares of Class Y Common Stock were issued in exchange for the outstanding shares of the Prospect Hill Prime Money Market Fund. The Fund first began offering shares of Class B Common Stock on December 15, 1999.


     The authorized common stock of North Track consists of ten billion shares, with a par value of $.001 per share. Shares of North Track are divided into nine mutual fund series, each with distinct investment objectives, policies and strategies. In addition to the Fund described in this Statement of Additional Information, North Track also offers shares of the Tax-Exempt Fund, Government Fund, Wisconsin Tax-Exempt Fund, S&P 100 Plus Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Dow Jones U.S. Health Care 100 Plus Fund, and Dow Jones U.S. Financial 100 Plus Fund, through separate prospectuses. The Tax-Exempt and Wisconsin Tax-Exempt Funds offer only Class A shares (front-end sales charge). The Government Fund offers Class A shares and Class C shares (a combination of front-end and contingent deferred sales charge). Shares of the remaining Funds are divided into three separate classes; namely, Class A shares, Class B shares (contingent deferred sales charge) and Class C shares. As noted above, shares of the Cash Reserve Fund are divided into three classes, two classes of Retail Shares (Class X and Class B) and a class of Institutional Shares (Class Y).


     Each share of each series of North Track is entitled to one vote on each matter presented to shareholders. All shares of North Track vote together on any matter that affects all shareholders uniformly, such as the election of directors. On matters that affect an individual series (such as approval of advisory or sub-advisory contracts and changes in fundamental policies of that series) a separate vote of the shareholders of that series is required, and the matter must be approved by the requisite vote of the shareholders of that series. On matters that uniquely affect a particular class of shares within a series (such as an increase in 12b-1 fees for that class), the shareholders of that class vote separately on the matter and the matter must be approved by the requisite vote of the shareholders of that class. Shares of a series or class are not entitled to vote on any matter that does not affect the particular series or class.

     Each share of the Cash Reserve Fund is entitled to participate pro rata in any dividends or other distributions declared by the Board of Directors of North Track with respect to the Fund, and all shares of the Fund have equal rights in the event of a liquidation of the Fund. Shares of both Retail Classes and the Institutional Class are redeemable at net asset value, at the option of the shareholder. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges within the class as full shares in that class. Shares do not have cumulative voting rights.

     The phrase "majority vote" of the outstanding shares of a class, Fund or North Track means the vote of the lesser of: (1) 67% of the shares of the class, Fund or North Track, as the case may be, present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of the class, Fund or North Track, as the case may be.

     As a Maryland corporation, North Track is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment advisory contract.

                               INVESTMENT PROGRAM

     As described above and in the Prospectuses for the Retail Shares and Institutional Shares, the Fund is designed to provide investors with current income. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum income irrespective of fluctuations in principal.

     The following information  supplements and  should be  read in  conjunction
with  the  sections  in  the   Prospectuses  entitled  "Investment,  Risks   and
Performance Summary."

     Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic banks, among other things, generally are required to main-tain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition,  branches licensed  by the  Comptroller  of the  Currency  and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Advisor carefully evaluates such investments on a case-by-case basis.

     Commercial Paper. The Fund may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by
Section 3(a)(3) under the Securities Act of 1933, as amended (the "1933 Act"). Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. Such commercial paper generally can be readily traded in secondary trading markets among qualified institutional buyers without registration pursuant to the conditions of Rule 144A under the 1933 Act.

     The Fund also may invest in commercial paper in reliance on the so-called "private placement" exemption from registration which is afforded by
Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the 1933 Act and generally is sold to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the paper, thus providing liquidity.

     The  Advisor  considers  the   legally  restricted  but  readily   saleable
Section 4(2) and Rule 144A paper to be liquid. However, pursuant to procedures approved by the Board of Directors of North Track, if a particular investment in
Section 4(2) or Rule 144A paper is not determined to be liquid, that investment will be included within the 10% limitation on illiquid securities. The Advisor monitors the liquidity of the Fund's investments in Section 4(2) and Rule 144A paper on a continuous basis.

     Variable Rate and Floating Rate Demand Securities. The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on de-mand.

     Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund. The Fund will not invest more than 10% of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.

     Unsecured Promissory Notes. The Fund also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Fund's investment objective. The Notes purchased by the Fund will have remaining maturities of 13 months or less, must be deemed under policies adopted by the Board of Directors of North Track to present minimal credit risks and will meet the quality criteria set forth in the Fund under "Investment Policies." The Fund will invest no more than 10% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described above and as to which there is no secondary market). See "Investment Restrictions" below.

     Participation Interests. The Fund may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Advisor must have determined that the instrument is of comparable quality to those in-struments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Investment Restrictions" below.


     Lending of Portfolio Securities. To a limited extent, the Fund may lend its portfolio securities to brokers, dealers and other institutional investors, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. Such loans may not exceed one-third of the value of the Fund's total assets. From time to time, the Fund may return to the borrower and/or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.


     The Securities and Exchange Commission (the "SEC") currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund  must receive  at least  100% cash  collateral from  the  borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan. These conditions may be subject to future modification.

     Foreign Securities. The Fund may invest no more than 5% of its total assets in foreign securities, including U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks, such as Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, and Yankee CDs, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank, and Canadian time deposits, which are essentially the same as ETDs except they are issued by branches of major Canadian banks; high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations, including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer; and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Advisor to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

     The Fund may be subject to investment risks with respect to foreign securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers, although such obligations may be higher yielding when compared to the securities of U.S. domestic issuers. In making foreign investments, therefore, the Fund will give appropriate consideration to the following factors, among others.

     Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. The issuers of some of these securities, such as bank obligations, may be subject to less stringent or different regulation than are U.S. issuers. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

     Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.

     Furthermore, some of these securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income earned or received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Fund will reduce its net income available for distribution to its investors (e.g., the Retail Class). In selecting foreign securities, the
           ----
Advisor will consider available yields, and any applicable taxes. All such investments will be U.S. dollar denominated.

     Investments In Other Investment Companies. An investment by the Fund in other investment companies - which is limited by fundamental investment restriction (13) below - may cause the Fund to incur increased costs of administration and distribution expenses.

     Securities Rating Criteria. A description of the characteristics and criteria of the various securities ratings used by several nationally recognized securities rating organizations is included in Appendix A attached to this Statement of Additional Information.

                            INVESTMENT RESTRICTIONS

     The following restrictions, which are a matter of "fundamental policy," may not be changed with respect to the Fund without the approval of a "majority of the outstanding voting securities" of the Fund, which, under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information and the Prospectus, means, with respect to the Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

     As a matter of fundamental policy, the Fund may not:

          1.   Issue senior securities.

          2. Borrow money, except from banks or through repurchase agreements for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

          3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except (i) to secure borrowings for temporary or emergency purposes and (ii) in connection with the purchase of securities on a forward commitment basis and the entry into reverse repurchase agreements or for similar transactions.

          4. Invest in puts, calls, straddles, spreads or any combination thereof if, by reason of such investment, the value of the Fund's investments in all such classes of securities would exceed 5% of the Fund's total assets.

          5.   Sell securities short or purchase securities on margin.

          6. Act as underwriter of securities of other issuers, except insofar as the Fund may be deemed an underwriter in connection with the disposition of a portfolio security.

          7. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable (which securities would include participation interests that are not subject to the demand feature described in the then-current Prospectus and floating and variable rate demand obligations as to which no secondary market exists and the Fund cannot exercise the demand feature described in the then-current Prospectus on not more than seven days' notice), if, in the aggregate, more than 10% of its net assets would be so invested. The Fund may not invest in time deposits maturing in more than seven days.

          8. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests, except for any of the foregoing acquired as a result of ownership of another portfolio or security.

          9. Make short-term loans to others, except through the purchase of debt obligations and through repurchase agreements referred to in the Prospectus, and except that the Fund may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board of Directors.

          10. Invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the SEC, the Fund will not invest more than 5% of its assets in the obligations of any one bank.

          11. Invest more than 25% of its assets in the securities of issuers in any industry other than banking, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          12.  Invest in companies for the purpose of exercising control.

          13. Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the total assets of the Fund, as the case may be, to be invested in investment company securities, provided that:
(i) the Fund will not make any investment in the securities of any single investment company if, immediately after such investment, more than 3% of the outstanding voting securities of such investment company would be owned by the Fund, or more than 5% of the value of the total assets of the Fund, would be invested in such investment company; and (ii) no such restrictions shall apply to a purchase by the Fund of investment company securities as a part of a merger, consolidation, acquisition of assets or reorganization.

          14. Purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, or purchase equity securities of issuers which are not readily marketable if, by reason thereof, the value of the Fund's aggregate investment in all classes of such securities will exceed 5% of its total assets.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

     North Track may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. In the event that, once such a commitment is made, the state restrictions with respect to which the commitment was made are modified or repealed, North Track reserves the right to correspondingly modify or revoke the commitment; provided no such action on the part of North Track may result in an investment restriction that is less restrictive than restrictions 1-14 above. Should North Track determine that, once made, any such commitment is no longer in the best interests of the Fund and its shareholders, North Track reserves the right to revoke the com-mitment by terminating the sale of Fund shares in the state involved.

PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES

     Subject to the general supervision of the Directors, the Advisor is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commission or discounts are paid.

     The Advisor currently serves as investment manager to a number of clients, and may in the future act as investment manager or advisor to others, including other registered investment companies. It is the practice of the Advisor to allocate purchase and sale transactions among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations the Advisor considers the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for managing the Fund and other client accounts.

     The Advisor gives primary consideration to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Advisor assures that commissions are fair and reasonable, but does not necessarily seek the lowest possible commissions in all circumstances. The Advisor believes that a requirement always to seek the lowest possible commission could impede effective portfolio management and preclude the Fund and the Advisor from obtaining high quality execution and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transactions, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for the services is not ascertainable. In transactions effected with a dealer, acting as principal, who furnishes research services to the Advisor, the Advisor will not purchase securities for the Fund at a higher price, or sell securities at a lower price, than would be the case if the dealer had not furnished such services.

     In  seeking  to  implement  the   Fund's  policies,  the  Advisor   effects
transactions with those brokers and dealers whom the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Advisor. Such services include, but are not limited to, information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to investment, wire services, and appraisals or evaluation of portfolio securities.

     The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce its expenses, it is of indeterminable value and the Fund does not reduce the management fee it pays to the Advisor by any amount that may be attributable to the value of such services.

     During the last three years, the Fund paid no brokerage commissions.

                           MANAGEMENT OF NORTH TRACK

DIRECTORS AND OFFICERS


     Under applicable law, the Board of Directors is responsible for management of North Track, and provides broad supervision over its affairs. The Board of Directors meets regularly to review the Fund's investments, performance and expenses. The Board elects the officers of North Track, and hires the Fund's service providers, including the Fund's investment advisor and distributor of the Fund's shares, B.C. Ziegler and Company ("Ziegler"). The Board annually reviews and considers approval of the continuation of the investment advisory agreement with Ziegler and the Fund's distribution plan, and annually approves the selection of independent public accountants for the Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of North Track's business. The policy of North Track is that the majority of Board members are independent of Ziegler.



     The Directors and Officers of North Track and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Directors who are "interested persons" (as defined in the 1940 Act) of North Track.



                                                  TERM OF                                        NUMBER OF
                                                  OFFICE                                        NORTH TRACK
                                                    AND                   PRINCIPAL                FUNDS              OTHER
                              POSITION(S)         LENGTH                OCCUPATION(S)             OVERSEEN    DIRECTORSHIPS(2)<F30>
                               HELD WITH          OF TIME                DURING PAST                 BY              HELD BY
    NAME, ADDRESS & AGE       NORTH TRACK     SERVED(1)<F29>             FIVE YEARS               DIRECTOR          DIRECTOR
   --------------------       -----------     --------------              ---------               --------          --------
INTERESTED DIRECTORS AND OFFICERS:

Peter D. Ziegler(3)<F31>    Chairman of    Since 2000          Director, The Ziegler Com-             9               None
215 N. Main Street          the Board                          panies, Inc. from 1986 to
West Bend, WI 53095                                            2001; Chairman, The Ziegler
D.O.B. 4-2-49                                                  Companies, Inc. from 1997 to
                                                               2000, President and CEO, The
                                                               Ziegler Companies, Inc. from
                                                               1990 to 2000; Director, West
                                                               Bend Mutual Insurance Company
                                                               since 1980; West Bend, Wiscon-
                                                               sin; Director, Trustmark
                                                               Insurance Cos., since 1980;
                                                               Trustee, National YMCA
                                                               Retirement Fund.

Steven P. Kent(4)<F32>      Director       Since 2001          Managing Director in Corporate         9               None
8220 Greystone Court                                           Finance Department, Keefe,
Burr Ridge, IL 60521                                           Bruyette & Woods, Incorporated
D.O.B. 8-27-50                                                 (investment banking firm)
                                                               since August 1998, Managing
                                                               Director in Corporate Finance
                                                               Department, Robert W. Baird &
                                                               Co. Incorporated from 1983 to
                                                               1998.

Robert J. Tuszynski(5)<F33> President      Since 1984          Managing Director, Ziegler            N/A               N/A
250 E. Wisconsin Ave.                                          Investment Group, B.C. Ziegler
Milwaukee, WI 53202                                            and Company, since 1999; prior
D.O.B. 3-9-59                                                  thereto Senior Vice President,
                                                               B.C. Ziegler and Company, from
                                                               1996 to 1999.

James L. Brendemuehl        Senior Vice    Since 1999          Vice President - Mutual Funds,        N/A               N/A
250 E. Wisconsin Ave.       President -                        B.C. Ziegler and Company since
Milwaukee, WI 53202         Sales                              1995.
D.O.B. 2-23-46

John H. Lauderdale          Senior Vice    Since 1993          Wholesaler, B.C. Ziegler and          N/A               N/A
250 E. Wisconsin Ave.       President-                         Company since 1991.
Milwaukee, WI 53202         Marketing
D.O.B. 12-15-65

Franklin P. Ciano           Chief          Since 1996          Manager of North Track                N/A               N/A
215 N. Main Street          Financial                          Operations, B.C. Ziegler and
West Bend, WI 53095         Officer and                        Company since 1996.
D.O.B. 4-26-52              Treasurer

Kathleen Cain               Secretary      Since 1999          Administrative assistant to           N/A               N/A
250 E. Wisconsin Ave.                                          President of North Track, B.C.
Milwaukee, WI 53202                                            Ziegler and Company, since
D.O.B. 11-19-57                                                1999; prior thereto, Assistant
                                                               Secretary/Treasurer for Regal
                                                               Ware, Inc. (kitchen items
                                                               manufacturer).
INDEPENDENT DIRECTORS:

Ralph J. Eckert             Director       Since 1996          Chairman Emeritus and Director,  Trustmark                None
2059 Keystone Ranch Road                                       Insurance Cos. from April 1997 to 1999;
Dillon, CO 80435                                               Chairman, Trustmark Insurance Cos. from 1971 to
D.O.B. 3-12-29                                                 1997; Director, Trustmark Insurance Cos. from
                                                               1971 to 2000;  Trustee of the Board of Pensions
                                                               of the Evangelical Lutheran Church in America
                                                               from 1991 to 1997, and Chairman of the Board
                                                               from 1993 to 1997.

James G. DeJong             Director       Since 2001          President and Managing Shareholder, O'Neil,               None
11000 N. Wyngate Trace                                         Cannon & Hollman S.C. (law firm) since 1978.
Mequon, WI 53092
D.O.B. 10-18-51

Marcia L. Wallace           Director       Since 2001          Retired; Senior Vice President in Global Trust            None
575 Commonwealth Place                                         Services and Institutional Custody, First
Sarasota, FL 34242                                             Chicago NBD/Bank One from 1985 to 1999.
D.O.B. 12-02-47



(1)<F29> Officers of North Track serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of North Track serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.
(2)<F30> Only includes directorship held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.
(3)<F31> Mr. Ziegler is considered to be an "interested person" (as defined in the 1940 Act) of North Track because of his beneficial ownership of shares of common stock of The Ziegler Companies, Inc., the parent of Ziegler, and because until 2001 he was a director of The Ziegler Companies, Inc. and until 2000 he was its President and Chief Executive Officer.
(4)<F32> Mr. Kent is considered to be an "interested person" (as defined in the 1940 Act) of North Track because of his employer, Keefe, Bruyette & Woods, Incorporated, provided investment-related services in 2000 to Ziegler in exchange for a fee.
(5)<F33> Mr. Tuszynski is considered to be an "interested person" (as defined in the 1940 Act) of North Track because he is the President of North Track and an officer of Ziegler.


BOARD COMMITTEES


     The standing committees of North Track's Board of Directors include an audit committee, a pricing committee and a nominating committee. The audit and nominating committees consist of all the independent directors, namely Ralph J. Eckert, James G. DeJong and Marcia L. Wallace. Mr. Eckert serves as chairman of both committees. The pricing committee consists of Marcia L. Wallace (chair), Steven P. Kent and Peter D. Ziegler.



     The audit committee annually selects independent public accountants for the Fund and oversees the preparation of the Fund's financial statements. In this capacity, the audit committee meets at least annually with the independent public accountants to discuss any issues surrounding the preparation and audit of the Fund's financial statements. The audit committee also discusses with the independent public accountants the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of the Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee met one time during the fiscal year ended December 31, 2001.



     The  pricing  committee  oversees  the  pricing  policies  and   guidelines
established by the Board of Directors and confers with management personnel of the Advisors on matters relating to the pricing of securities held by the Fund.



     The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. No policy or procedure has been established as to the recommendation of director nominees by shareholders, except that nominations of directors who are not "interested persons" must be made and approved by the nominating committee. The nominating committee met one time during the fiscal year ended December 31, 2001.


DIRECTOR OWNERSHIP OF FUND SHARES

     The table below sets forth the dollar range of shares of the North Track funds owned by each director as of December 31, 2001 is listed below.


                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                         SECURITIES IN ALL REGISTERED INVESTMENT
                                    DOLLAR RANGE OF EQUITY                  COMPANIES OVERSEEN BY DIRECTOR IN
   NAME OF DIRECTOR                 SECURITIES IN THE FUND                     FAMILY OF INVESTMENT COMPANY
   ----------------                 ----------------------                     ----------------------------
Peter D. Ziegler        None (Tax-Exempt)                                             Over $100,000
                        None (Government)
                        Over $100,000 (S&P 100 Plus)
                        Over $100,000 (PSE Tech 100 Index)
                        None (Dow Jones U.S. Health Care 100 Plus)
                        None (Dow Jones U.S. Health Care 100 Plus)
                        $50,001-$100,000 (Managed Growth)
                        Over $100,000 (Cash Reserve)
                        None (Wisconsin Tax-Exempt)

James G. DeJong         None (Tax-Exempt)                                                  None
                        None (Government)
                        None (S&P 100 Plus)
                        None (PSE Tech 100 Index)
                        None (Dow Jones U.S. Health Care 100 Plus)
                        None (Dow Jones U.S. Health Care 100 Plus)
                        None (Managed Growth)
                        None (Cash Reserve)
                        None (Wisconsin Tax-Exempt)

Ralph J. Eckert         None (Tax-Exempt)                                             Over $100,000
                        None (Government)
                        $50,001-$100,000 (S&P 100 Plus)
                        $50,001-$100,000 (PSE Tech 100 Index)
                        None (Dow Jones U.S. Health Care 100 Plus)
                        None (Dow Jones U.S. Health Care 100 Plus)
                        $10,001-$50,000 (Managed Growth)
                        $10,001-$50,000 (Cash Reserve)
                        None (Wisconsin Tax-Exempt)

Steven P. Kent          None (Tax-Exempt)                                               $1-$10,000
                        None (Government)
                        None (S&P 100 Plus)
                        $1-$10,000 (PSE Tech 100 Index)
                        None (Dow Jones U.S. Health Care 100 Plus)
                        None (Dow Jones U.S. Health Care 100 Plus)
                        None (Managed Growth)
                        None (Cash Reserve)
                        None (Wisconsin Tax-Exempt)

Marcia L. Wallace       None (Tax-Exempt)                                               $1-$10,000
                        $1-$10,000 (Government)
                        None (S&P 100 Plus)
                        None (PSE Tech 100 Index)
                        None (Dow Jones U.S. Health Care 100 Plus)
                        None (Dow Jones U.S. Health Care 100 Plus)
                        None (Managed Growth)
                        None (Cash Reserve)
                        None (Wisconsin Tax-Exempt)



     No director who is not an interested person of North Track, or his or her immediate family members, owned beneficially or of record, as of December 31, 2001, any securities of Ziegler or in any person controlling, controlled by or under common control with Ziegler.


DIRECTOR COMPENSATION


     North Track pays the compensation of the directors who are not officers, directors or employees of Ziegler. North Track may also retain consultants, who will be paid a fee, to provide the Board with advice and research on investment matters. Each mutual fund series of North Track pays a proportionate amount of these expenses based on its total assets.



     The table below shows fees paid to directors of North Track for the fiscal year ended December 31, 2001.



                                                                  PENSION OR
                                                                  RETIREMENT                            TOTAL COMPENSATION
                                                                   BENEFITS                              FROM NORTH TRACK
       NAME OF PERSON AND                                         ACCRUED AS        ESTIMATED ANNUAL     FUND COMPLEX (10
         POSITION WITH                 COMPENSATION FROM         PART OF NORTH       BENEFITS UPON        FUNDS) PAID TO
          NORTH TRACK                 NORTH TRACK (BY FUND)      TRACK EXPENSES       RETIREMENT            DIRECTORS
          -----------                 ---------------------      --------------       ----------            ---------
Peter D. Ziegler                 $  296 (Tax-Exempt)                   -0-               -0-                 $8,749
                                 $  250 (Government)
                                 $2,186 (S&P 100 Plus)
                                 $3,684 (PSE Tech 100 Index)
                                 $  172 (Managed Growth)
                                 $   44 (Dow Jones U.S.
                                         Health Care 100 Plus)
                                 $   31 (Dow Jones U.S.
                                         Financial 100 Plus)
                                 $1,391 (Cash Reserve)
                                 $  418 (Wisconsin Tax-
                                         Exempt)
                                 $  278 (Achievers)

Richard H. Aster(1)<F34>         $  556 (Tax-Exempt)                   -0-               -0-                 $16,995
                                 $  464 (Government)
                                 $4,247 (S&P 100 Plus)
                                 $7,508 (PSE Tech 100 Index)
                                 $  298 (Managed Growth)
                                 $   44 (Dow Jones U.S.
                                         Health Care 100 Plus)
                                 $   31 (Dow Jones U.S.
                                         Financial 100 Plus)
                                 $2,487 (Cash Reserve)
                                 $  774 (Wisconsin Tax-
                                         Exempt)
                                 $  586 (Achievers)

Augustine J. English (1)<F34>    $  556 (Tax-Exempt)                   -0-               -0-                 $16,995
                                 $  464 (Government)
                                 $4,247 (S&P 100 Plus)
                                 $7,508 (PSE Tech 100 Index)
                                 $  298 (Managed Growth)
                                 $   44 (Dow Jones U.S.
                                         Health Care 100 Plus)
                                 $   31 (Dow Jones U.S.
                                         Financial 100 Plus)
                                 $2,487 (Cash Reserve)
                                 $  774 (Wisconsin Tax-
                                         Exempt)
                                 $  586 (Achievers)

James G. DeJong                  $  155 (Tax-Exempt)                   -0-               -0-                 $4,375
                                 $  131 (Government)
                                 $1,097 (S&P 100 Plus)
                                 $1,775 (PSE Tech 100 Index)
                                 $   93 (Managed Growth)
                                 $   32 (Dow Jones U.S.
                                         Health Care 100 Plus)
                                 $   23 (Dow Jones U.S.
                                         Financial 100 Plus)
                                 $  719 (Cash Reserve)
                                 $  220 (Wisconsin Tax-
                                         Exempt)
                                 $  130 (Achievers)

Ralph J. Eckert                  $  556 (Tax-Exempt)                   -0-               -0-                 $16,995
                                 $  464 (Government)
                                 $4,247 (S&P 100 Plus)
                                 $7,508 (PSE Tech 100 Index)
                                 $  298 (Managed Growth)
                                 $   44 (Dow Jones U.S.
                                         Health Care 100 Plus)
                                 $   31 (Dow Jones U.S.
                                         Financial 100 Plus)
                                 $2,487 (Cash Reserve)
                                 $  774 (Wisconsin Tax-
                                         Exempt)
                                 $  586 (Achievers)

Steven P. Kent(2)<F35>           $  155 (Tax-Exempt)                   -0-               -0-                 $4,375
                                 $  131 (Government)
                                 $1,097 (S&P 100 Plus)
                                 $1,775 (PSE Tech 100 Index)
                                 $   93 (Managed Growth)
                                 $   32 (Dow Jones U.S.
                                         Health Care 100 Plus)
                                $   23 (Dow Jones U.S.
                                         Financial 100 Plus)
                                 $  719 (Cash Reserve)
                                 $  220 (Wisconsin Tax-
                                         Exempt)
                                 $  130 (Achievers)

Marcia L. Wallace(2)<F35>        $  155 (Tax-Exempt)                   -0-               -0-                 $4,375
                                 $  131 (Government)
                                 $1,097 (S&P 100 Plus)
                                 $1,775 (PSE Tech 100 Index)
                                 $   93 (Managed Growth)
                                 $   32 (Dow Jones U.S.
                                         Health Care 100 Plus)
                                 $   23 (Dow Jones U.S.
                                         Financial 100 Plus)
                                 $  719 (Cash Reserve)
                                 $  220 (Wisconsin Tax-
                                         Exempt)
                                 $  130 (Achievers)


(1)<F34>  Retired from the Board as of November 9, 2001.
(2)<F35>  Elected to the Board as of May 31, 2001.

MATERIAL TRANSACTIONS WITH INDEPENDENT DIRECTORS


     No director who is not an interested person of North Track, or immediate family member of that director, has had, during the two most recently completed calendar years, a direct or indirect interest in Ziegler or Geneva Capital Management, Ltd. ("Geneva Capital"), the sub-advisor to the Managed Growth Fund, or in any person directly or indirectly controlling, controlled by or under common control with Ziegler or Geneva Capital exceeding $60,000. In addition, no director who is not an interested person of Ziegler or Geneva Capital, or any immediate family members of that director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transac-tion or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was North Track; an officer of North Track; an investment company or an officer of an investment company having Ziegler or Geneva Capital as its investment advisor or principal underwriter or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by or under common control with Ziegler or Geneva Capital. No director who is not an interested person of North Track, or immediate family member of such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship in which the amount involved exceeds $60,000, with any of the persons described above in this para-graph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.


CODES OF ETHICS


     Rule 17j-1 under Section 17(j) of the 1940 Act makes it illegal for any person associated with North Track, the Adviser or the Sub-Advisor, who has knowledge of portfolio securities trades that the Fund makes or intends to make, to use that information in a manner that benefits that person and/or harms the Fund. To protect against such conduct, North Track, the Advisor and the Sub-Advisor have adopted codes of ethics in accordance with requirements established under Rule 17j-1. The codes of ethics do not prohibit persons who have knowledge of North Track's portfolio securities trades from investing in the same securities; however, the codes of ethics establish time frames, prior approval procedures and reporting requirements designed to assure that persons who have knowledge of the Fund's securities trades cannot use that information in a manner which is detrimental to the Fund and/or which benefits the person.


ELIMINATION OF SALES LOADS FOR AFFILIATES

     The Fund may be purchased at net asset value (that is, without a front-end sales charge) by directors and officers of North Track (including shares purchased by any such person's spouse, children or grandchildren under age 21, and by employees of Ziegler and Geneva Capital, and the trustee or custodian under any pension or profit-sharing plan established for the benefit of any such employees. Non-employee directors of The Ziegler Companies, Inc. also may purchase shares of the Fund without a sales charge. The term "employees" includes an employee's spouse (including the surviving spouse of a deceased employee), parents (including step-parents and in-laws), children, grandchildren under age 21, siblings, and retired employees. North Track permits such persons to purchase shares of the Fund without a sales charge because of the minimum sales effort to accommodate these persons. The elimination of the sales load for these affiliates also encourages them to invest in North Track and rewards them for their services to North Track.

THE INVESTMENT ADVISOR


     Under the  terms of  an Investment  Advisory  Agreement, B.C.  Ziegler  and
Company ("Ziegler") provides the Fund with overall investment advisory and administrative services. Subject to such policies as the North Track Board of Directors may determine, Ziegler makes investment decisions on behalf of the Fund, makes available research and statistical data in connection therewith, and supervises the acquisition and disposition of investments by the Fund. Ziegler is a wholly owned subsidiary of The Ziegler Companies, Inc., a publicly owned financial services holding company.



     The advisory agreement under which the Fund has retained Ziegler as its investment advisor provides for compensation to Ziegler (computed daily and paid monthly) at an annual rate equal to 0.20% of the Fund's average daily net assets.



     For the years ended December 31, 1999, 2000 and 2001, the Fund incurred in-vestment advisory fees of $323,977, $305,733 and $353,199, respectively.



     In approving the renewal of the Investment Advisory Contract with Ziegler at the August 2001 meeting of the Board of Directors, the Board considered a variety of factors, including the advisory fees and operating expenses paid by the Fund; the performance of the Fund compared with comparable funds; the scope and quality of the services provided; the profits derived by the Advisor; and the availability, cost and value of alternative means of obtaining such services. After consideration, the Board unanimously approved the renewal of its Advisory Agreement with Ziegler.


ACCOUNTING/PRICING SERVICES


     Ziegler provides certain accounting and pricing services to the Fund, including calculating daily net asset value per share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon portfolio manager communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Fund. Ziegler provides these services pursuant to the terms of an Accounting/Pricing Agreement (the "Accounting/Pricing Agreement") at rates found by the Board of Directors to be fair and reasonable in light of the usual and customary charges made by unaffiliated vendors for similar services. The current rate of payment for these services per year is 0.04% on average daily net assets between $50 million and $100 million, 0.03% on the next $100 million, and 0.01% on average daily net assets in excess of $200 million, subject to a minimum annual fee of $15,000 and a maximum annual fee of $125,000. For the years ended December 31, 1999, 2000 and 2001, the Fund incurred fees under the Accounting/Pricing Agreement of $59,165, $51,123, and $56,166, respectively.



     The Accounting/Pricing Agreement continues in effect from year to year, as long as it is approved at least annually by North Track's Board of Directors or by a vote of the outstanding voting securities of North Track and in either case by a majority of the Directors who are not parties to the Accounting/Pricing Agreement or interested persons of any such party. The Accounting/Pricing Agreement terminates automatically if assigned and may be terminated without penalty by either party on 60 days notice. The Accounting/Pricing Agreement provides that neither Ziegler nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Accounting/Pricing Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Accounting/Pricing Agreement, and in no case shall their liability exceed one year's fee income received by them under such Agreement.


ADMINISTRATIVE SERVICES

     Ziegler also provides certain administrative services to North Track and the Fund, including: (a) providing office space, equipment and clerical personnel necessary for maintaining the organization of North Track; (b) providing personnel to serve as directors, officers and employees of North Track to the extent requested by North Track and as permitted and appropriate under applicable laws and regulations; (c) supervising the overall administration of North Track, including negotiation of contracts and fees with, and the monitoring of performance and billings of, North Track's independent contractors or agents; (d) preparing and, if applicable, filing all documents required for compliance by North Track with applicable laws and regulations; (e) preparing agendas and supporting documents for and minutes of meetings of the Board of Directors of North Track and committees thereof and shareholders of the Fund; and (f) maintaining other books and records of North Track.


     Ziegler provides these services pursuant to the terms of an Administrative Services Agreement between it and North Track. The Fund pays Ziegler compensation for providing these services at the rate of 0.15% of the Fund's average daily net assets up to $200 million and 0.10% of such assets over $200 million. The Administrative Services Agreement will continue in effect with respect to the Fund from year to year provided North Track's Board of Directors, including at least a majority of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) of North Track, approve such con-tinuance with respect to the Fund. Either party may terminate the Administrative Services Agreement with respect to the Fund at any time on not less than 60 days prior written notice. The Administrative Services Agreement provides that the Ziegler shall not be liable to North Track or the Fund for any action taken or thing done by it in good faith and without negligence or misconduct on its part or on the part of any of its subcontractors or agents. North Track must indemnify and hold the Ziegler harmless from any and all claims, actions, suits, losses, costs, damages and expenses (including reasonable expenses for counsel) that it incurs in connection with any action or omission by it or its employees, agents or subcontractors in the performance of their duties under the Administrative Services Agreement, unless such act or omission constitutes negligence, misconduct, willful misfeasance, bad faith or reckless disregard.



     For the years ended December 31, 1999, 2000, and 2001, the Fund incurred administrative fees of $243,237, $229,299, and $264,899 respectively. For 1999, Ziegler reimbursed $50,609 of this fee to the Fund.


CUSTODIAN SERVICES


     Union Bank  of California  serves as  the Custodian  of the  Fund's  assets
pursuant to a Custodian Servicing Agreement.   The Custodian is responsible  for
holding and safekeeping of the Fund's assets.


SHAREHOLDER SERVICES FOR CLASS X RETAIL SHARES

     Ziegler has, and certain other brokers and financial institutions in the future may, enter into shareholder servicing agreements with North Track pursuant to which they provide shareholder services to the Fund. Under such agreements, the shareholder services agents (the "Shareholder Servicing Agents") maintain shareholder accounts for Class X Retail Shares of the Fund and perform the functions of transfer and dividend paying agents, among other services, with respect to such accounts. For providing these services, each Shareholder Servicing Agent receives a fee at an annual rate of up to 0.25% of that portion of the Fund's average daily net assets allocated to Class X Retail Shares owned by the customers of such Shareholder Servicing Agent and held in the shareholder accounts maintained by the Shareholder Servicing Agent. A Shareholder Servicing Agent may impose additional service charges and fees on its customer's accounts. The Shareholder Servicing Agent must invoice those charges and fees directly to the customer and may not deduct them from the customer's holdings in the Fund.

     Each shareholder servicing agreement continues in effect until terminated, and may be terminated by either party without cause on not less than 30 days nor more than 60 days prior notice. Each shareholder servicing agreement provides that the Shareholder Servicing Agent thereunder shall be indemnified by North Track for any action taken or omitted by the Shareholder Servicing Agent under the agreement except for: (a) the bad faith or negligence of the Shareholder Servicing Agent, its officers, employees or agents, or (b) any breach of applicable law by the Shareholder Servicing Agent, its officers, employees or agents, or (c) any action of the Shareholder Servicing Agent, its officers, employees or agents which exceeds the legal authority of the Shareholder Servicing Agent or its authority under its shareholder servicing agreement, of
(d) any error or omission of the Shareholder Servicing Agent, its officers, employees or agents with respect to the purchase, redemption and transfer of Class X Retail Shares of the Fund held in accounts serviced by the Shareholder Servicing Agent or the Shareholder Servicing Agent's verification or guarantee of any signature of a shareholder owning Class X Retail Shares in such account.

     For the years ended December 31, 1999, 2000 and 2001, fees received by Ziegler with respect to the Class X Retail Shares pursuant to the Shareholder Servicing Agreement totaled $361,923, $326,249 and $327,917, respectively.

TRANSFER AGENT SERVICES


     PFPC Global Fund Services provides transfer agent and dividend disbursing services for all outstanding shares of the Fund, other than Class X Retail Shares held pursuant to a Shareholder Services Agreement as described above. Its address is 211 South Gulph Road, King of Prussia, Pennsylvania 19406.


                            PERFORMANCE INFORMATION

     Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one Retail Share or Institutional Share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change computed at the end of the period by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of the account reflects the value of additional Retail Shares or Institutional Shares purchased with dividends declared on the original Retail Share or Institutional Share and any such additional Retail Shares or Institutional Shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Portfolio's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The yield and the effective yield for the Fund's shares for the seven days ended December 31, 2001 are reflected in the table below.


                                  YIELD AS OF       EFFECTIVE YIELD AS OF
      CLASS OF SHARES          DECEMBER 31, 2001      DECEMBER 31, 2001
      ---------------          -----------------      -----------------
Class X Retail Shares                1.20%                  1.21%
Class B Retail Shares                0.60%                  0.60%
Class Y Institutional Shares         1.60%                  1.61%


     Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments held by the Fund, portfolio maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the Fund's price per share is determined.

     From time to time, the Fund in its advertising and sales literature may refer to the growth of assets managed or administered by the Advisor over certain time periods.

     Comparative performance information may be used from time to time in advertising or marketing the Fund's Retail Shares and Institutional Shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Portfolio Report and other publications.

                  DETERMINATION OF NET ASSET VALUE PER SHARE;
                  VALUATION OF SECURITIES; REDEMPTION IN KIND

     The Prospectuses for the Classes discuss when the net asset value of the Fund is determined for purposes of sales and redemptions. The net asset value per share of the Fund is determined by subtracting the Fund's liabilities from the Fund's total assets and dividing the result by the total number of shares outstanding. The following is a description of the procedures used by the Fund in valuing its assets.

     The valuation of the Fund's securities is based on their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, generally without regard to the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The Fund's use of the amortized cost method of valuing their securities is permitted by a rule adopted by the SEC. The Fund will also maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in securities determined by or under the supervision of the Board of Directors to be of high quality with minimal credit risks.

     Pursuant to the rule, the Board of Directors also has established procedures designed to allow the Fund to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Fund's holdings by the Board of Directors, at such intervals as it deems appropriate, to determine whether the value of the Fund's assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

     The rule also provides that the extent of any deviation between the value of the Fund's assets based on available market quotations (or an appropriate substitute which reflects current market conditions) and such valuation based on amortized cost must be examined by the Board of Directors. In the event the Board of Directors determines that a deviation exists that may result in material dilution or other unfair results to new or existing investors or existing shareholders, pursuant to the rule, the Board of Directors must cause the Fund to take such corrective action as the Board of Directors regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; or valuing the Fund's assets by using available market quotations.

     For the purpose of determining the deviation between the value of the Fund's assets based on available market quotations and such valuation based on amortized cost, if market quotations are not readily available, or if the securities are illiquid, the value of such portfolio securities will be determined in good faith by the Directors based upon calculations and findings made by the Advisor, and reviewed by the Directors. The Directors may consider that certain securities are securities for which market quotations are not readily available if the validity of the quotations received with respect to such securities appears to be questionable. Factors which the Directors might consider as indicating that the validity of market quotes is questionable include an inordinately large spread between bid and ask prices, or an inordinately small number of quotations indicating that there is only a thin market in the securities.

     North Track, on behalf of the Fund, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by North Track and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities, an investor may incur transaction expenses in converting these securities into cash.

     The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

     Each investor in the Fund may add to or reduce its investment in the Fund on each Business Day of the Fund. A "Business Day" is any day on which the New York Stock Exchange is open for trading and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase shares of the Fund is received) during which there is sufficient trading in money market instruments that the Fund's net asset value might be materially affected. As of 12:00 noon (New York time) on each such Business Day, net asset value for the Classes of shares will be computed by dividing the value of the Fund's total net assets by the total number of shares outstanding, including all three Classes.

                                   TAX STATUS

     The following is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations.

     Each series of a series company, such as North Track, is treated as a single entity for Federal income tax purposes so that the net realized capital gains and losses of the various series in one fund are not combined. However, both classes of the Retail Shares and the class of Institutional Shares are treated as the same for tax purposes.

     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). In order to qualify as a regulated investment company, the Fund must satisfy a number of requirements. Among such requirements is the requirement that less than 30 percent of the Fund's gross income be derived from the sale or other disposition of securities held for less than three months. In determining these gross income requirements, a loss from the sale or other disposition of securities does not enter into the computation.

     The Fund will distribute substantially all of its net income and capital gains so as to avoid any federal income tax to it. Although North Track expects the Fund to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of the Fund's income which is treated as earned in any such state or locality could be subject to state and local tax. Any such taxes paid by the Fund would reduce the amount of income and gains available for distribution to its shareholders.

     While the Fund does not expect to realize net long-term capital gains, any such gains realized will be distributed annually as described in the Fund's Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders after the close of the Fund's prior taxable year.

     Dividends and other distributions paid to individuals and other non-exempt payees are subject to a 31% backup federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if the Fund is notified that the shareholder has under-reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. An investor may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the Account Application form attached to the relevant Prospectus or IRS Form W-9.

     Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares will not be deductible for Federal income tax purposes.

     If a shareholder exchanges shares of one North Track Fund for shares of another, the shareholder will recognize gain or loss for federal income tax purposes. That gain or loss will be measured by the difference between the shareholder's basis in the shares exchanged and the value of the shares acquired.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of April 1, 2002, no person was known to be the "beneficial owner" (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) of more than 5% of the outstanding shares of the Fund, except the following:



NAME AND                                               PERCENT OF ALL
ADDRESS OF SHAREHOLDER            NUMBER OF SHARES   OUTSTANDING SHARES
----------------------            ----------------   ------------------
Pershing as Agent-Omnibus            129,482,963            71.1%
Account for Exclusive Benefit of
BCZ Customers Procash
15th Floor
1 Pershing Plz
Jersey City, NY 07399

Pershing as Agent-Omnibus             15,633,118             8.6%
Account for Exclusive Benefit of
BCZ Instant Cash
Customers Procash
15th Floor
1 Pershing Plz
Jersey City, NY 07399

Finweb Co.                            20,809,229            11.4%
c/o M&I National Trust Co.
Attn:  Mark A. Kandel
P.O. Box 1980
West Bend, WI 53095


                       RETAIL SHARE DISTRIBUTION EXPENSES

     North  Track's  Distribution  Plan  (the   "Plan")  is  its  written   plan
contemplated by Rule 12b-1 (the "Rule") under the Act.

     The Plan authorizes Ziegler, as the "Distributor" of the Fund's shares, to make certain payments to any qualified recipient, as defined in the Plan, that has rendered assistance in the distribution of either class of the Fund's Retail Shares (but not its Institutional Shares), such as sale or placement of the Fund's Retail Shares or administrative assistance such as maintenance of sub-accounting or other records. Qualified recipients may include Selected Dealers, banks and other financial institutions. Under the Plan, the Distributor also may purchase advertising for Retail Shares of the Fund, pay for sales literature and other promotional material, and make payments to its sales personnel. As reimbursement for these expenses, the Plan entitles the Distributor to receive a annual service fee for Retail Shares of the Fund that are owned of record by the Distributor as nominee for the Distributor's customers or which are owned by those customers of the Distributor whose records, as maintained by North Track or its agent, designate the Distributor as the customer's dealer of record. Any such payments to qualified recipients or expenses will be reimbursed by the Fund, up to maximum annual amounts established under the terms of the Plan.

     CLASS X RETAIL SHARES. The maximum amount of service fees payable under the Plan during any calendar year with respect to Class X Retail Shares of the Fund may not exceed an annual rate of 0.15% of the average daily net assets of the Fund attributable to such shares.

     CLASS B RETAIL SHARES. The maximum amount of service fees payable under the Plan during any calendar year with respect to Class B Retail Shares may not exceed an annual rate of 0.25% of the average daily net assets of the Fund attributable to such shares. The Plan entitles the Distributor to receive an additional distribution fee equal to 0.75% of the average net assets of the Fund attributable to its Class B Retail Shares. This distribution fee is designed to compensate the Distributor for assuming the costs of brokers' commissions in connection with the sale of the Class B Retail Shares and generally for its promotion of sales of Class B Retail Shares. The Fund therefore must pay this distribution fee, regardless of expenses actually incurred by the Distributor.

     The Distributor bears its expenses of distribution above the foregoing amounts. No reimbursement or payment may be made for expenses of past fiscal years or in contemplation of expenses for future fiscal years under the Plan.

     The Plan states that if and to the extent that any of the payments by North Track listed below are considered to be "primarily intended to result in the sale of shares" issued by North Track within the meaning of the Rule, such payments by North Track are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (a) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are ac-companied by material intended to result in the sale of shares of North Track or other funds or other investments; (b) the costs of preparing, printing and mailing of all prospectuses to shareholders; (c) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of North Track's shares; (d) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (e) all fees and expenses relating to the qualification of the funds and or their shares under the securities or "Blue Sky" laws of any jurisdiction;
(f) all fees under the Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of North Track's shares; (g) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance; (h) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and (i) all costs of responding to telephone or mail inquiries of shareholders.

     The Plan also states that it is recognized that the costs of distribution of North Track's shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the Distributor, and that the profits, if any, of North Track's investment advisors are dependent primarily on the advisory fees paid to them. If and to the extent that any investment advisory fees paid by North Track might, in view of any excess distribution costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by North Track, the payment of such fees is authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the Act as to any investment advisory contract to which North Track is a party, the Board of Directors including its Directors who are not "interested persons" as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("Qualified Directors"), shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and (b) of the Act.

     Under the Plan, North Track is obligated to pay distribution fees only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carryover expenses from the previous years. The Plan permits the Distributor to pay a portion of the distribution fee to authorized broker dealers, which may include banks or other financial institutions, and to make payments to such persons based on either or both of the following: (a) as reimbursement for direct expenses incurred in the course of distributing North Track shares or providing administrative assistance to North Track or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals and personnel (including commissions and other compensation paid to such personnel); and/or (b) at a specified percentage of the average value of certain qualifying accounts of customers of such persons.

     The Plan requires that while it is in effect the Distributor shall report in writing at least quarterly to the Directors, and the Directors shall review, the following: (a) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payment was made; (b) the amounts of expenses and the purpose of each such expense; and (c) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter.

     The Plan will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors and by a majority of those Directors who are not interested persons of North Track cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time without penalty by a vote of a majority of those Directors who are not interested persons of North Track or by the vote of the holders of a majority of the outstanding voting securities of North Track, and, with respect to any North Track fund or with respect to the Fund's Retail Shares, by the vote of a majority of the outstanding shares of such fund or of the outstanding Class, as the case may be. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval. While the Plan is in effect, the selection and nomination of those Directors who are not interested persons of North Track is committed to the discretion of such disinterested Directors. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Directors.


     The table below reflects distribution fees paid to the Distributor by the Fund pursuant to the Plan for the past three fiscal years:



YEAR                 RULE 12B-1 DISTRIBUTION FEES PAID TO DISTRIBUTOR
----                 ------------------------------------------------
                         CLASS X                    CLASS B
                         ------                     -------
1999                    $224,978                        $28(1)<F36>
2000                    $208,454                    $10,347
2001                    $183,469                     $1,813


(1)<F36> Class B shares of the Fund were first available beginning December 15, 1999.

                   COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

     Quarles & Brady LLP, as counsel for North Track, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the relevant Prospectus. Arthur Andersen LLP, independent public accountants, are the auditors of the Fund.

     The financial statements and financial highlights of the Fund incorporated by reference into the Fund's Prospectuses and this Statement of Additional Information have been audited by Arthur Andersen LLP, independent accountants, as indicated in their report with respect thereto, and are incorporated by reference into the Fund's Prospectuses and this Statement of Additional Information in reliance upon the authority of said Firm as experts in accounting and auditing in giving said report.

                              FINANCIAL STATEMENTS


     The following audited financial statements and footnotes thereto of North Track Cash Reserve Fund, together with the Report of the Independent Public Accountants thereon, are incorporated herein by reference from the Fund's 2001 Annual Report to Shareholders.



     (1)  Balance Sheet for the Fund as of December 31, 2001.



     (2) Statement of Operations for the Fund for the year ended December 31, 2001.



     (3) Statements of Changes in Net Assets for the Fund for the years ended December 31, 2001 and 2000.



     (4)  Notes to Financial Statements.



     (5)  Schedule of Investments of the Fund as of December 31, 2001.



     A copy of the Fund's 2001 Annual Report to Shareholders may be obtained free of charge from Ziegler upon request.


                                   APPENDIX A
                               SECURITIES RATINGS

     A description of the two highest commercial paper, bond and other short- and long-term rating categories assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch, Inc. ("BankWatch") now follows.

COMMERCIAL PAPER AND SHORT-TERM RATINGS

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior ability for repayment of senior short-term debt obligations, and Prime-1 repayment ability will often be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     The rating F-1+ (Exceptionally Strong Credit Quality) is the highest commercial paper rating assigned by Fitch. Paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. The rating F-2 (Very Strong Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than issues rated F-1+.

     The rating Duff 1+ is the highest commercial paper rating assigned by Duff. Paper rated Duff 1+ is regarded as having the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Paper rated Duff 1 is regarded as having a very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     The designation A1 by IBCA indicates that the obligation is supported by a strong capacity for timely repayment. Those obligations rated Al+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. A rating of TBW-1 indicates a very high likelihood that principal and interest will be paid on a timely basis. Obligations rated TBW-2 are in the second-highest category, indicating that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

BOND AND LONG-TERM RATINGS

     Bonds rated AAA have the highest rating assigned by S&P and possess an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest, and differ from the higher rated issues only in small degree. Bonds rated AA may be modified by the addition of a plus or minus sign to show relative standing in the category.

     Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards and, together with the Aaa group, they comprise what are generally known as high-grade bonds. Bonds rated Aa are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of the rating category.

     Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated AA may be modified by the addition of a plus or minus sign to show relative standing in the category.

     Bonds rated AAA by Duff are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA+, AA and AA- are considered by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

     Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA by IBCA have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. A plus or minus may be appended to a rating to denote relative status within major rating categories.

     IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

     In addition to its ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through E. BankWatch examines all segments of the organization, including, where applicable, the holding company and operating subsidiaries. Long-term debt obligations rated in AAA, the highest category, indicate that the ability to repay principal and interest on a timely basis is very high. A rating of AA, BankWatch's second-highest category, indicates a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. BankWatch also assigns, in the case of foreign banks, a country rating ranging from I through V, which represents an assessment of the overall political and economic stability of the country in which the bank is domiciled.

NORTH TRACK FUNDS, INC.          ACCOUNTING/PRICING AGENT
                                 B.C. Ziegler and Company
1-800-826-4600                   215 North Main Street
                                 West Bend, Wisconsin 53095
Sales and Marketing
250 East Wisconsin Avenue        TRANSFER AND DIVIDEND DISBURSING AGENT
Suite 2000
Milwaukee, Wisconsin 53202       PFPC Global Fund Services
                                 P.O. Box 60504
Operations and Accounting        King of Prussia, Pennsylvania 19406
215tNorthWMainnStreetenue
West Bend, Wisconsin  53095      CUSTODIAN

INVESTMENT ADVISOR               Union Bank of California
                                 475 Sansome Street
B.C. Ziegler and Company         San Francisco, California 94111
250 East Wisconsin Avenue
Suite 2000                       LEGAL COUNSEL
Milwaukee, Wisconsin 53202
                                 Quarles & Brady LLP
DISTRIBUTOR                      411 East Wisconsin Avenue
                                 Milwaukee, Wisconsin 53202
B.C. Ziegler and Company
250 East Wisconsin Avenue        AUDITOR
Suite 2000
Milwaukee, Wisconsin 53202       Arthur Andersen LLP
                                 100 East Wisconsin Avenue
                                 Milwaukee, Wisconsin 53202


                            NORTH TRACK FUNDS, INC.

                               CASH RESERVE FUND

                CLASS X AND CLASS B COMMON STOCK (RETAIL SHARES)

                  CLASS Y COMMON STOCK (INSTITUTIONAL SHARES)

                                  MAY 1, 2002

                      STATEMENT OF ADDITIONAL INFORMATION

                            NORTH TRACK FUNDS, INC.

                                     PART C

                               OTHER INFORMATION

Item 23.  Exhibits
          --------

          See Exhibit Index following Signature Page, which Exhibit Index is incorporated herein by this reference.

Item 24.  Persons Controlled by or under Common Control with the Fund
          -----------------------------------------------------------

          Not applicable.

Item 25.  Indemnification
          ---------------

          Reference is made to Article IX of North Track's Bylaws filed as Exhibit No. (B) to its Registration Statement with respect to the indemnification of North Track's directors and officers, which is set forth below:

          Section 9.1.   Indemnification of Officers,  Directors, Employees  and
          -----------    -------------------------------------------------------
          Agents.  The Corporation shall indemnify each person who was or is a
          ------
          party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:

          (a) Whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

          (b)  The Corporation shall not indemnify any person unless:

               (1) The court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

               (2) Absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

          Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

               (1)  Such  person  shall  provide   adequate  security  for   his
                    undertaking;

               (2) The Corporation shall be insured against losses arising by reason of such advance; or

               (3) A majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as de-fined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

          Section 9.2. Insurance of Officers, Directors, Employees and Agents.
          -----------  ------------------------------------------------------
          The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

Item 26.  Business and Other Connections of Investment Advisor
          ----------------------------------------------------

          (a)  B.C. Ziegler and Company

               B.C. Ziegler and Company is a wholly owned subsidiary of The Ziegler Companies, Inc. It serves as investment advisor to all of the currently designated series of North Track Funds, Inc.

Set forth below is a list of the officers and directors of B.C. Ziegler and Company as of April 30, 2002 together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:

                                  POSITION WITH
                                B.C. ZIEGLER AND                 OTHER
NAME                             COMPANY(1)<F37>          AFFILIATIONS(2)<F38>
----                             ---------------          --------------------
John J. Mulherin         Director, President and Chief
                         Executive Officer

Gary P. Engle            Senior Vice President

S. Charles O'Meara       Senior Vice President, General
                         Counsel, Secretary and Director

Donald A. Carlson, Jr.   Senior Managing Director,
                         Ziegler Capital Markets Group

Robert J. Tuszynski      Senior Managing Director,        President and Chief
                         Ziegler Investment Services      Executive Officer of
                         Group                            North Track Funds,
                                                          Inc.

John Todd                Managing Director, Ziegler
                         Wealth Management Group

T. R. Paprocki           Chief Operating Officer,
                         Ziegler Capital Markets Group

J. C. Vredenbregt        Senior Vice President, Director
                         Chief Financial Officer,
                         Treasurer and Controller

Brian K. Andrew          Executive Vice President and
                         Chief Investment Officer

(1)<F37> B.C. Ziegler and Company contains operating divisions, including the Ziegler Capital Markets Group, Ziegler Wealth Management Group and Ziegler Investment Services Group.
(2)<F38> Certain of the indicated persons are officers or directors, or both, of B.C. Ziegler and Company's parent, The Ziegler Companies, Inc., and of other subsidiaries of its parent. Other than these affiliations, and except as otherwise indicated on the table, the response is none.

          (b)  Geneva Capital Management Ltd.

               Geneva Capital Management Ltd. ("Geneva") serves as sub-advisor to the Managed Growth Fund. Geneva is a privately owned Wisconsin corporation. Set forth below is a list of the officers and directors of Geneva as of April 30, 2002, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years (the business address of all such persons is c/o Geneva Capital Management Ltd., 250 East Wisconsin Avenue, Suite 1050, Milwaukee, Wisconsin 53202):

NAME                             POSITION WITH GENEVA      OTHER AFFILIATIONS
----                             --------------------      ------------------
William A. Priebe            Co-President and Director     None

Amy S. Croen                 Co-President and Director     None

John J. O'Hare II            Executive Vice President      None

William F. Schneider, M.D.   Director                      None

Item 27.  Principal Underwriters
          ----------------------

          (a)                       OTHER INVESTMENT COMPANIES FOR WHICH

                                      UNDERWRITER ACTS AS UNDERWRITER,
             UNDERWRITER               DEPOSITOR OR INVESTMENT ADVISOR
             -----------               -------------------------------

             B.C. Ziegler and    An  underwriter for  all of  the  mutual fund
             Company             series  of North  Track;  American Tax-Exempt
                                 Bond   Trust,   Series   1  (and   subsequent
                                 series);  Ziegler U.S.  Government Securities
                                 Trust,  Series  1  (and  subsequent  series);
                                 American   Income   Trust,   Series  1   (and
                                 subsequent  series);   Ziegler  Money  Market
                                 Trust;  The Insured American  Tax-Exempt Bond
                                 Trust, Series 1 (and subsequent series).

          (b) A list of the officers and directors of B.C. Ziegler and Company as of April 30, 2002, together with information as to their positions with B.C. Ziegler and Company and with North Track, is set forth under Item 26(a) above. The address of each officer and director of B.C. Ziegler and Company is 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, Telephone (414) 978-6400.

          (c)  Not applicable.

Item 28.  Location of Accounts and Records
          --------------------------------

          (a)  B.C. Ziegler and Company
               215 North Main Street
               West Bend, Wisconsin 53095

               General ledger, including subsidiary ledgers; corporate records and contracts; portfolio ledger; shareholder documents, including IRA documents; and transaction journals and confirmations for portfolio trades for all of the Funds other than the Managed Growth Fund.

          (b)  Geneva Capital Management, Ltd.
               250 East Wisconsin Avenue
               Suite 1050
               Milwaukee, Wisconsin  53202

               Transaction journals and confirmations for portfolio trades for the Managed Growth Fund.

Item 29.  Management Services
          -------------------

          Not applicable.

Item 30.  Undertakings
          ------------

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that this Post-Effective Amendment to its Registration Statement meets all of the requirements for effectiveness under Rule 485(b), and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Bend and State of Wisconsin on this 30th day of April, 2002.

                              NORTH TRACK FUNDS, INC.

                              By:  /s/  Robert J. Tuszynski
                                   -----------------------------------
                                   Robert J. Tuszynski, President and CEO

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed on this 30th day of April, 2002, by the following persons in the capacities indicated.

SIGNATURE                                                 TITLE
---------                                                 -----

/s/  Peter D. Ziegler                     Director and Chairman of the Board
--------------------------------
Peter D. Ziegler

/s/  Franklin P. Ciano                    Chief Financial Officer and
--------------------------------          Treasurer (Chief Financial and
Franklin P. Ciano                         Accounting Officer)

/s/ Ralph J. Eckert*<F39>                 Director
--------------------------------
Ralph J. Eckert

/s/ Steven P. Kent*<F39>                  Director
--------------------------------
Steven P. Kent

/s/ James G. DeJong*<F39>                 Director
--------------------------------
James G. DeJong

/s/ Marcia L. Wallace*<F39>               Director
--------------------------------
Marcia L. Wallace

*<F39>By: /s/  Robert J. Tuszynski
          ------------------------------------
          Robert J. Tuszynski,  pursuant to  a
          Power of Attorney dated February 28,
          2002,  a  copy  of  which  is  filed
          herewith (see following page)

                            NORTH TRACK FUNDS, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Robert J. Tuszynski, Franklin P. Ciano and S. Charles O'Meara, or any of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf, in any and all capacities, North Track Funds, Inc.'s Registration Statement on Form N-1A (Registration No. 33-12 under the Securities Act of 1933; File No. 811-4401 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable North Track Funds, Inc. to comply with such Acts and the rules, regula-tions and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all actions that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any of such attorneys and agents have, and may exercise, all of the powers conferred herein.

     IN WITNESS WHEREOF, each of the undersigned directors of North Track Funds, Inc. has hereunto set his hand as of this 28th day of February, 2002.

/s/  Peter D. Ziegler                  /s/  James G. DeJong
-----------------------------          -----------------------------
Peter D. Ziegler                       James G. DeJong

/s/  Steven P. Kent                    /s/  Ralph J. Eckert
-----------------------------          -----------------------------
Steven P. Kent                         Ralph J. Eckert

/s/ Marcia L. Wallace
-----------------------------
Marcia L. Wallace

                                 EXHIBIT INDEX

                                            PREVIOUSLY FILED AND INCORPORATED
                                                   BY REFERENCE FROM:

                                          1933 ACT POST-
                                             EFFECTIVE
EXHIBIT                                      AMENDMENT    DATE FILED    FILED
NUMBER              DESCRIPTION               NUMBER       WITH SEC   HEREWITH
------             ------------               ------       --------   --------
(A)(1)    Amended and Restated Articles         38          4/30/97
          of Incorporation

(A)(2)    Articles Supplementary filed          54          3/2/00
          February 29, 2000

(A)(3)    Articles of Amendment filed           62          3/1/02
          March 1, 2001

(A)(4)    Articles Supplementary filed          62          3/1/02
          March 5, 2001

(A)(5)    Certificate of Correction to          62          3/1/02
          Articles of Amendment filed
          March 9, 2001

(A)(6)    Certificate of Correction to          62          3/1/02
          Articles Supplementary filed
          March 9, 2001

(B)       By-Laws                               38          4/30/97

(C)       Rule 18f-3 Operating Plan             54          3/2/00

(D)(1)    Investment Advisory Agreement         48          2/12/99
          with B.C. Ziegler and Company

(D)(2)    Sub-Advisory Agreement with           47         12/31/98
          Geneva Capital Management

(D)(3)    Schedule reflecting addition          60          3/27/01
          of and fees applicable to Dow
          Jones U.S. Health Care 100
          Plus and Dow Jones U.S.
          Financial 100 Plus Funds

(E)(1)    Distribution Agreement                48          2/12/99

(E)(2)    Amendment No. 1, dated                54          3/2/00
          February 29, 2000, to Amended
          and Restated Distribution
          Agreement

(E)(3)    Form of Selected Dealer               48          2/12/99
          Agreement

(E)(4)    Schedule reflecting addition          60          3/27/01
          of Dow Jones U.S. Health Care
          100 Plus and Dow Jones U.S.
          Financial 100 Plus Funds

(F)       Not Applicable

(G)(1)    Mutual Fund Custody Agreement         62          3/1/02
          with Union Bank of California,
          N.A.

(G)(2)    Agreement for Securities Lend-        62          3/1/02
          ing and Repurchase Agreement
          Services with Union Bank of
          California, N.A.

(H)(1)    Transfer Agency and Services          62          3/1/02
          Agreement with First Data
          Investor Services Group, Inc.
          (PFPC Global Fund Services)

(H)(2)    Accounting/Pricing Agreement          46         10/15/98

(H)(3)    Schedule reflecting addition          60          3/27/01
          of and fees applicable to Dow
          Jones U.S. Health Care 100
          Plus and Dow Jones U.S. Health
          Care 100 Plus Funds

(H)(4)    Shareholder Servicing Agree-          36         12/10/96
          ment for Class X Retail Shares
          of the Cash Reserve Fund

(H)(5)    Administrative Services Agree-        48          2/12/99
          ment for Cash Reserve Fund

(H)(6)    License Agreement with Pacific        37          2/28/97
          Stock Exchange Incorporated

(H)(7)    First Amendment to License            62          3/1/02
          Agreement with Pacific
          Exchange Incorporated

(H)(8)    License Agreement with                51          4/30/99
          Standard and Poor's

(H)(9)    Form of License Agreement with        60          3/27/01
          Dow Jones

(H)(10)   Administration Agreement              55          5/1/00

(H)(11)   Schedule reflecting addition          60          3/27/01
          of and fees applicable to Dow
          Jones U.S. Health Care 100
          Plus and Dow Jones U.S.
          Financial 100 Plus Funds

(H)(12)   Loan Agreement with Union Bank        62          3/1/02
          of California, N.A.

(I)       Opinion of Counsel                    38          4/30/97

(J)(1-a)  Consent of Independent Public                                   X
          Accountants

(J)(1-b)  Consent of Independent Public                                   X
          Accountants

(J)(2)    Consent of Counsel                                              X

(K)       Not Applicable

(L)       Not Applicable

(M)(1)    Amended and Restated Distri-          54          3/2/00
          bution Plan Pursuant to Rule
          12b-1, including Form of Re-
          lated Agreement with Selected
          Dealers

(M)(2)    Schedule reflecting addition          60          3/27/01
          of and fees applicable to Dow
          Jones U.S. Health Care 100
          Plus and Dow Jones U.S.
          Financial 100 Plus Funds

(O)       See Exhibit (C)

(P)       Code of Ethics                        55          5/1/00